UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21137

Nuveen Preferred & Income Securities Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    July 31

Date of reporting period:    July 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

31 July 2020

Nuveen Closed-End Funds

JPC	Nuveen Preferred & Income Opportunities Fund
JPI	Nuveen Preferred and Income Term Fund
JPS	Nuveen Preferred & Income Securities Fund
JPT	Nuveen Preferred and Income 2022 Term Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences.” Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Chair’s Letter to Shareholders

Dear Shareholders,

The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with you during this time of significant disruption caused by the disease and its economic fallout. With many regions of the world suppressing the initial spread of the virus, governments and public health officials face the extraordinary challenge of balancing the resumption of economic activity with public safety. New clusters of infection emerged in the U.S. and other countries following their reopening this summer while a new school year and Northern Hemisphere flu season have added new concerns. Nevertheless, an economic recovery has gained traction, as jobs, consumer spending, manufacturing and other indicators have begun to rebound from their weakest levels. Additionally, progress toward a vaccine has been promising, while the timeline is unknown. Markets have recently taken an optimistic view, bouts of elevated volatility are likely to continue, with economic data, coronavirus infection rates and the upcoming U.S. presidential election under scrutiny.

While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Prior to the COVID-19 crisis, some areas of the global economy were showing signs of improvement after trade tensions had weighed on economic activity for much of 2019. More recently, countries that have reopened have seen marked improvement in some near-term economic indicators. Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced similar programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, has provided direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. In the European Union, the European Central Bank recently increased the size of its Pandemic Emergency Purchase Program, known as PEPP, to $1.6 trillion from $878 billion and extended its duration to June 2021.

In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

September 22, 2020

Portfolio Managers’ Comments

Nuveen Preferred & Income Opportunities Fund (JPC)

Nuveen Preferred and Income Term Fund (JPI)

Nuveen Preferred & Income Securities Fund (JPS)

Nuveen Preferred and Income 2022 Term Fund (JPT)

Nuveen Asset Management, LLC (NAM) and NWQ Investment Management Company, LLC (NWQ), both affiliates of Nuveen Fund Advisors, LLC, the Funds’ investment adviser, are sub-advisers for the Nuveen Preferred & Income Opportunities Fund (JPC). NAM and NWQ each manage approximately half of the Fund’s investment portfolio. Douglas Baker, CFA and Brenda Langenfeld, CFA, are the portfolio managers for the NAM team. The NWQ income-oriented investment team is led by Thomas J. Ray, CFA and Susi Budiman, CFA. The Nuveen Preferred and Income Term Fund (JPI) features management by NAM. Douglas Baker, CFA, and Brenda Langenfeld, CFA, have served as the Fund’s portfolio managers since its inception. The Nuveen Preferred & Income Securities Fund (JPS) is sub-advised by a team of specialists at Spectrum Asset Management, Inc. (Spectrum), a wholly owned subsidiary of Principal Global Investors Holding Company (U.S.), LLC. Mark Lieb and Phil Jacoby lead the team. The Nuveen Preferred and Income 2022 Term Fund (JPT) features management by NAM. Douglas Baker, CFA, and Brenda Langenfeld, CFA, have served as the Fund’s portfolio managers since its inception.

Here the team discusses economic and market conditions, their management strategies and the performance of the Funds for the twelve-month reporting period ended July 31, 2020.

What factors affected the U.S. economy and the markets during the twelve-month annual reporting period ended July 31, 2020?

The longest economic expansion in U.S. history came to an abrupt halt in early 2020 amid the COVID-19 coronavirus pandemic. To slow the spread of the virus, large portions of the economy were shut down, with companies closing either temporarily or permanently and most of the U.S. population under stay-at-home orders during March and April 2020. A phased reopening began toward the end of May, but the disruption to the economy has been swift and severe. In June 2020, the National Bureau of Economic Research announced that the economic expansion that began in June 2009 officially ended in February 2020, marking the start of a recession (a several months’ long contraction across the broad economy). As expected, the U.S. economy suffered a sharp contraction in the second quarter of 2020, with gross domestic product (GDP) down 32.9% on an annualized basis according to the Bureau of Economic Analysis “advance”

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. In the second quarter, steep declines in consumer spending, business investment and exports weighed on economic activity, offsetting increased government spending. By comparison, the annualized GDP growth rate shrank 5% in the first quarter of 2020, after expanding 2.4% in the fourth quarter of 2019 and 2.2% in 2019 overall.

Consumer spending, the largest driver of the economy, was well supported earlier in this reporting period by low unemployment, wage gains and tax cuts. However, the COVID-19 crisis containment measures drove a significant drop in consumer spending and a sharp rise in unemployment starting in March 2020. The Bureau of Labor Statistics said the unemployment rate rose to 10.2% in July 2020 from 3.7% in July 2019. The economy added 1.8 million jobs in July, but non-farm employment remained 12.9 million below the February 2020 level. The average hourly earnings rate appeared to soar, growing at an annualized rate of 4.8% in July 2020, despite the spike in unemployment. Earnings data were skewed by the concentration of job losses in lower-wage work, which effectively eliminated most of the low-wage data, resulting in an average of mostly higher numbers. The overall trend of inflation weakened considerably, which was attributed to large decreases in gasoline, apparel, air travel and lodging prices offsetting an increase in food prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.0% over the twelve-month reporting period ended July 31, 2020 before seasonal adjustment.

Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, although the period measured only partially reflects the shutdown. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 4.3% year-over-year in June 2020 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.8% and 3.5%, respectively.

With economic momentum slowing in 2019 from 2018’s stronger pace, the U.S. Federal Reserve (Fed) cut its benchmark interest rate by 0.25% at each of the July 2019, September 2019 and October 2019 policy committee meetings. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing. The Fed continued its Treasury bill buying in January 2020, as well as left its benchmark interest rate unchanged, while noting the emerging COVID-19 risks.

As the outbreak spread to the U.S. and significant restrictions on social and economic activity were imposed starting in March 2020, the Fed enacted an array of emergency measures to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. There were no policy changes at the Fed’s April, June and July 2020 meetings, where Chairman Powell reiterated a commitment to keep rates near zero until the economy recovers and continued to issue a cautious outlook for the U.S. economy. Also at the July meeting, the Fed extended some of its pandemic funding facilities by another three months to December 2020.

Meanwhile, the U.S. government approved three aid packages, totaling more than $100 billion in funding to health agencies and employers offering paid leave and $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments.

While trade and tariff policy drove market sentiment for most of the twelve-month reporting period, the outbreak of the novel coronavirus and its associated disease COVID-19 rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold-off and safe-haven assets rallied in March 2020 as China, other countries and then the United States initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off.

Outside the U.S., many countries implemented lockdowns and restrictions on business activity to reduce infection rates, with a deep impact to their economies. Pandemic responses included central bank monetary easing and quantitative easing, fiscal relief programs, the loosening of fiscal rules and, in the case of emerging markets, emergency financing and debt relief from bilateral creditors and international organizations such as the International Monetary Fund and World Bank. The U.K. formally exited the European Union (EU) at the end of January 2020, triggering the one-year transition period, but Brexit talks were temporarily paused during the virus lockdown. When negotiations resumed, the U.K. continued to indicate it would not seek an extension. Italy’s prime minister unexpectedly resigned in August 2019, and the newly formed coalition government appeared to take a less antagonistic stance towards the EU. To help relieve the coronavirus impact on Italy and other more indebted Southern European countries, the European Commission proposed a €750 billion aid program to be funded by all member states, which was unanimously approved in July 2020. In Asia, northern countries were among the first to successfully reduce infection rates and relax coronavirus restrictions, but pockets of the disease re-emerged. The widespread anti-government protests roiling Hong Kong throughout 2019 had dissipated amid the lockdown, but tensions flared in late May 2020 when China unexpectedly announced a national security law perceived as a threat to Hong Kong’s sovereignty. India took stringent lockdown steps in March 2020 but still saw a rapid increase in cases. Latin American countries entered the health crisis in already weakened positions, with high government debt and widespread civil unrest. Venezuela’s economic and political crisis continued to deepen. Argentina surprised the market with the return of a less market-friendly administration but continued to pursue a restructuring of its debt. Brazil’s Bolsonaro administration achieved a legislative win on pension reform but had not fully delivered on reviving economic growth. As the pandemic spread to Latin America, the inconsistent government responses, reduced testing capabilities, weaker health care systems, food shortages and public protests contributed to accelerating infection and death rates.

Prior to the COVID-19 crisis, global markets had become more bullish on the outlook for 2020 as trade policy and Brexit appeared to make progress at the end of 2019. The U.S. and China agreed on a partial trade deal, which included rolling back some tariffs, increasing China’s purchases of U.S. agriculture products and the consideration of intellectual property, technology and financial services rights. The “phase one” deal was signed on January 15, 2020. While much of the focus remained on the U.S.-China relationship, trade spats between the U.S. and Mexico, the EU, Brazil and Argentina also arose throughout the reporting period. In January 2020, the U.S. Congress fully approved the U.S., Mexico and Canada Agreement (USMCA), which replaces the North American Free Trade Agreement. With more clarity on trade deals, the trade-related deterioration in global manufacturing and export data was expected to improve. However, the COVID-19 crisis has since upended those assumptions. Furthermore, tensions between the U.S. and China escalated amid the pandemic, with both sides stoking resentment about the management of the health crisis, Hong Kong’s sovereignty, trade policy and technology issues.

For the twelve-month reporting period, the Blended Benchmark Index, which represents the combined preferred securities and CoCos universe, returned 5.13%. While the ICE BofA Fixed Rate Preferred Securities Index returned 5.11% and the ICE BofA U.S. All Capital Securities Index retuned 5.29%. All broad sub-categories within the Blended Benchmark Index posted positive returns during the annual reporting period, except for the energy sector. On average, CoCo securities modestly underperformed the Blended Benchmark Index during the reporting period. Within the preferred securities segment, $1,000 par preferred structures outperformed $25 par preferred structures. Interestingly enough, despite the 10-year U.S. treasury rate falling almost 150 basis points during the twelve month reporting period, performance differential between fixed-rate coupon structures and non-fixed-rate coupon structures was almost negligible, with non-fixed-rate coupon structures ironically outperforming fixed-rate coupon securities at the margin.

Portfolio Managers’ Comments (continued)

What key strategies were used to manage the Funds during this twelve-month reporting period ended July 31, 2020 and how did these strategies influence performance?

Nuveen Preferred & Income Opportunities Fund (JPC)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year, five-year and ten-year periods ended July 31, 2020. For the twelve-month reporting period ended July 31, 2020, the Fund’s common shares at net asset value (NAV) underperformed the ICE BofA U.S. All Capital Securities Index and the JPC Blended Benchmark.

JPC seeks to provide high current income and secondarily, total return, by investing at least 80% of its managed assets in preferred securities and contingent capital securities (sometimes referred to as “CoCos”), and permitting it to invest up to 20% opportunistically over the market cycle in other types of securities, primarily income oriented securities such as corporate and taxable municipal debt and common equity.

JPC is managed by two experienced portfolio teams with distinctive, complementary approaches to the preferred market, each managing its own “sleeve” of the portfolio. NAM employs a debt-oriented approach that combines top down relative value analysis of industry sectors with fundamental credit analysis. NWQ’s investment process identifies undervalued securities within a company’s capital structure that offer the most attractive risk/reward potential. This multi-team approach gives investors access to a broader investment universe with greater diversification potential.

Nuveen Asset Management (NAM)

For the portion of the Fund managed by NAM, the Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities, which include, but are not limited to, contingent capital securities (aka, CoCos). The Fund seeks to benefit from strong credit fundamentals across the largest sectors within the issuer base, as well as the category’s healthy yield level. In addition, NAM will actively manage its sleeve to allocate both interest rate and credit risk consistent with its outlook for the broader financial markets, as well as to capitalize on inefficiencies that often arise between the $25 par retail and the $1,000 par institutional sides of the market. The Fund’s strategy has a bias toward highly regulated sectors, such banks, insurance companies and utilities, with the intent to benefit from the added security of regulatory oversight.

NAM employs a credit-based investment approach, using a bottom-up approach that includes fundamental credit research, security structure selection, and option adjusted spread (OAS) analysis, while also incorporating a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook. The process begins with identifying the primary investable universe of $1,000 par preferred, $25 par preferred, and CoCo securities. In an effort to capitalize on the inefficiencies between different investor bases within this universe, NAM tactically and strategically shifts capital between the various segments of the market. Periods of volatility may drive material differences in valuations between the $25 par preferred, $1,000 par preferred, and CoCo markets. This divergence is often related to differences in how retail and institutional investors measure and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. In addition, technical factors such as new issue supply or redemption activity may also influence the relative valuations between the $25 par preferred, $1,000 par preferred market and CoCo markets.

During the twelve-month reporting period, the Blended Benchmark Index for the sleeve managed by NAM, which represents the combined preferred securities and CoCos markets, returned 5.13%. This figure fell between both comparable financial senior debt and financial equities. NAM typically expects the Blended Benchmark Index to perform between these two categories given the hybrid nature of its constituent securities. During the reporting period, investment performance was positive across all broad categories within the market, except for the energy sector which posted negative returns on average. Fortunately, the energy sector is a relatively small sub-category within the asset class representing approximately 3% exposure within the Blended Benchmark Index, and less than 1.5% exposure in NAM’s sleeve as of the end of the reporting period.

Taking a closer look at asset class level performance, the positive absolute returns were driven primarily by a combination of lower interest rates and the generous yield of the asset class. These two factors combined to more than offset the impact of wider credit spreads during the reporting period. Credit spreads moved wider reflecting an overall increase in risk premiums, resulting primarily from the COVID-19 crisis, and further exacerbated by geopolitical headlines related to U.S. and China tensions, discord between members of OPEC and lack of any meaningful progress regarding Brexit negotiations. Despite the COVID-19’s extraordinary human toll, ensuing economic damage has been somewhat offset by unprecedented monetary and fiscal policy responses both here in the U.S. and globally. With the Fed aggressively easing monetary policy, and investors seeking safe-haven alternatives, the 10-year US Treasury yield decreased by almost 150 basis points between the beginning and the end of the reporting period. While option adjusted spreads (OAS) were well off the wide levels touched in March 2020, OAS for the Blended Benchmark Index was still over 100 basis points wider as of July 31, 2020 compared to a year earlier. Within the Blended Benchmark Index, on an absolute basis, the average OAS for CoCos stood at 460 basis points as of July 31, 2020, still significantly higher than the average OAS of 228 basis points for the combined $25 par and $1,000 par preferred securities market. Since its inception, the CoCo segment typically has traded at a wider OAS versus the preferred security market. The difference in OAS arguably is due to a combination of both technical and fundamental factors. From a technical perspective, CoCos are excluded from many broad aggregate fixed income indexes, thus limiting the investor base. From a fundamental perspective, the CoCo market is dominated by non-U.S. banks and thus may be perceived as relatively riskier at the margin. In NAM’s opinion, there is another factor. NAM feels that investor’s misconception that CoCos inherently are more risky than preferred securities also contributes to the seemingly persistent higher average OAS levels for CoCos versus preferred securities.

During the twelve-month reporting period, OAS for the preferred securities on average increased more than the CoCo market. In NAM’s opinion, the relative underperformance of preferred securities’ OAS was due primarily to the $25 par preferred market. At the beginning of the reporting period, average OAS for $25 par preferred securities was -65 basis points and was likely due for a correction regardless of the COVID-19 crisis or other headlines during the reporting period. Further, considering the severe deterioration of market conditions and retail investors often react to such developments in a more extreme manner than institutional investors, coupled with the low average OAS for $25 par preferred securities at the onset of the reporting period, it is not a surprise that the $25 par preferred market underperformed.

Despite the rather dire economic backdrop during the latter half of the reporting period, the fundamental credit story of the Fund’s largest sector, the bank sector, remained intact. The regularly scheduled 2020 U.S. bank stress test results released in late June again validated the resiliency of U.S. bank balance sheets. This year, the Fed supplemented the Dodd-Frank Act Stress Test (DFAST) with an added sensitivity analysis, the goal of which was to examine the banks’ vulnerabilities under the pall of the COVID-19 crisis. The assumptions and variables used to conduct the sensitivity analysis were significantly more devastating versus those used in the severely adverse scenario of the standard DFAST. For example, the sensitivity analysis included a scenario where GDP contracted 37.5% and another where peak unemployment hit 19.5%. Other calamitous assumptions were ported over from the DFAST such as the 50% drop in equity markets, 28% drop in residential home prices and 35% drop in commercial real estate prices. The sensitivity analysis was run to account for three different recovery scenarios; V-shaped, U-shaped, and W-shaped. Even under the scenario where banks were assumed to incur $700 billion of losses, a staggering number, all 33 banks still were forecast to exceed their minimum regulatory minimum capital requirement. It is important to note that these sensitivity tests did not take into account several mitigating variables such as unemployment insurance, the Paycheck Protection Plan, the CARES Act and various Federal Reserve lending facilities, all of which would directly and indirectly benefit the bank sector. NAM believes if one couples the above stress test results with better than expected second quarter earnings for the U.S. and European bank sectors, and better than expected capital levels, then in NAM’s opinion the fundamental story underlying our largest sector remains intact.

Portfolio Managers’ Comments (continued)

NAM incorporated several active themes relative to the Blended Benchmark Index during the reporting period, including an underweight to CoCos and a corresponding overweight to domestic issuers, an overweight to the $1,000 par side of the market and an overweight to securities that have coupons with reset features (floating rate, fixed-to-floating rate, and fixed-rate reset).

During the reporting period, the underweight to CoCos contributed to relative performance versus the Blended Benchmark Index, as CoCos underperformed during the reporting period. Also contributing to relative performance within our CoCo allocation was positive selection bias. NAM’s allocation to CoCos is primarily expressed through Additional Tier 1 (AT1) structures, whereas the CoCo component of the Blended Benchmark is comprised of both AT1 and Tier 2 Capital (T2) structures. NAM will typically focus on AT1 CoCo structures for NAM’s strategies as they more closely reflect preferred securities’ positioning within the issuer’s balance sheet. AT1 securities tend to have a higher beta with respect to overall market performance versus T2 securities. During periods where performance is generally positive for the CoCo universe, as was the case for this reporting period, NAM expects AT1 structures to outperform T2, and vice versa. As of July 31, 2020, approximately 12% of the CoCo index consisted of T2 structures.

Within the preferred securities universe, $25 par preferred securities on average underperformed $1,000 par preferred securities. As a result, NAM’s underweight to those structures was accretive to the Fund’s relative performance. As has been the case for some time, NAM has maintained an overweight to $1,000 par securities for two primary reasons, relative value and interest rate risk management. First, with respect to relative value, the $1,000 par side of the market continues to be significantly cheaper than the $25 par side of the market on an OAS basis. At the beginning of the reporting period, the average OAS for the $25 par preferred market was -65 basis points versus average OAS of +235 basis points for the $1,000 par preferred market. At the end of the reporting period, average OAS for the $25 par preferred market was +134 basis points, or almost 200 basis points wider during the twelve-month reporting period. On the other hand, $1,000 par preferreds’ average OAS as of July 31, 2020 stood at +300 basis points, or only about 65 basis points wider over the same period. Despite $25 par preferreds underperformance during the most recent reporting period, they still appear potentially overvalued on an OAS basis versus $1,000 par preferreds. In NAM’s opinion, the relative value thesis for being overweight $1,000 par preferreds remains intact.

In reporting periods that experience significant headline risk or other forms of distress, it is not uncommon for the $25 par preferred market to underperform the $1,000 par preferred market. $25 par preferred valuations are more heavily influenced by retail investors’ behavioral anomalies and ETF flows compared to the $1,000 par side of the market. Historically, the retail investor has exhibited more of an emotional response to distressed markets compared to institutional investors. The extreme market conditions brought about by the COVID-19 crisis coupled with retail investors’ emotional response to aggressively reduce risk and that $25 par preferred securities began the reporting period with average OAS in negative territory, it is not overly surprising that $25 par OAS increased to a level that offset much of the benefit those securities derived from lower interest rates.

During the reporting period, securities with non-fixed-rate coupons marginally outperformed those with fixed-rate coupons. On the surface, this might appear surprising given that the 10-year U.S. Treasury rate decreased by almost 150 basis points between the beginning and the end of the reporting period. All else equal fixed-rate coupon structures should respond more favorably to a drop in interest rates compared to securities with non-fixed-rate coupons. However, it is NAM’s opinion that the previously mentioned relative performance between $25 par preferreds and $1,000 par preferreds had implications for the relative performance between fixed-rate and non-fixed-rate coupon structures. As a reminder, most $25 par preferred securities are fixed-rate coupon structures, while $1,000 par securities are non-fixed-rate securities. Given that $25 par preferreds underperformed during the reporting period, which also played a significant role in fixed-rate coupon structures underperforming as well.

The NAM sleeve underperformed its Blended Benchmark during the reporting period. The primary drivers for the underperformance included and average duration that was modestly shorter than the Blended Benchmark Index during the reporting period, as well as selection bias within the $25 par preferred and $1,000 par preferred allocations. With respect to the latter, preferreds issued by General Electric Co, AerCap Global Aviation Trust and Security Benefit Life were the largest detractors to relative performance resulting from selection bias. NAM’s credit research team maintains conviction in the underlying credit fundamentals of all three of these companies and expects all three to navigate successfully through the current crisis. NAM anticipates that over time, the market will adopt a view closer to NAM’s and the security-level valuations will respond accordingly. However, as with any of the credits within the Fund, should a credit research analyst’s opinion change, or should the risk-adjusted relative value proposition of holding a security change, NAM will adjust the exposure accordingly.

With respect to NAM’s effort to manage interest rate risk, NAM’s overweight to $1,000 par preferred securities served to gain greater exposure to non-fixed-rate coupon securities, like floating rate coupons, fixed-to-floating rate coupons, and fixed-to-fixed rate coupons. These structures are more common on the $1,000 par preferred side of the market and historically they have been effective at managing duration and duration extension risk during periods of rising interest rates. While admittedly NAM is not overly concerned about a near-term spike in interest rates, NAM will continue to exercise caution given the (1) current absolute low levels of interest rates, (2) unprecedented monetary and fiscal policy responses globally to the COVID-19 crisis, and (3) the Fed’s recent announcement that it may allow for inflation to run higher in the future to make-up for it running below the Fed’s 2% target for the past few years. As of July 31, 2020, the NAM sleeve had about 90% of its assets invested in securities that have coupons with reset features, compared to approximately 74% within the Blended Benchmark Index.

The Fund used short interest rate futures during the reporting period to manage its exposure to various points along the yield curve, with a net effect of decreasing the Fund’s overall interest rate sensitivity. During the reporting period, the interest rate futures had a negative impact on overall Fund performance.

NWQ

For the portion of the Fund managed by NWQ, the Fund seeks to achieve high income and a measure of capital appreciation. While the Fund’s investments are primarily preferred securities, a portion allows the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund’s portfolio is constructed with an emphasis on seeking a sustainable level of income and an overall analysis for downside risk management.

The ICE BofA Fixed Rate Preferred Securities Index returned 5.11% for the reporting period. Similar to other risk assets, the preferred market benefited from central bank support and encouraging economic data. While preferred securities trailed investment grade bonds, they outperformed high yield bonds for the reporting period.

During the reporting period, NWQ’s preferred and investment grade bond holdings contributed to absolute performance, while the Fund’s equity and convertible holdings detracted from performance. NWQ’s holdings in insurance and banking contributed to the Fund’s absolute performance, while the Fund’s financials and utilities holdings were detractors.

During the reporting period, several individual holdings contributed to absolute performance, including ViacomCBS Inc. The company reported solid first quarter 2020 results, with strong growth in streaming and film, offset somewhat by a pickup in cord-cutting and pressure in advertising. Management affirmed its commitment to investment grade ratings, as well as its target gross leverage ratio of 2.75 times, noting that it would not repurchase any shares until it reaches the target. It also strengthened its liquidity profile through debt issuance to push out near term maturities and implemented further cost cuts. In addition, the preferred stock of National General Holdings Corp. contributed to performance on better than expected earnings despite the COVID-19 crisis related headwinds. Strong performance was seen across

Portfolio Managers’ Comments (continued)

both the property & casualty and accident & health segments. The company’s focus on specialty insurance markets has enabled it to effectively operate within niches that allow it to leverage its fully integrated technology platform. Lastly NextEra Energy Capital Holding Inc. contributed to performance. Growth has been strong at its Florida regulated utility as well as its renewable business. NWQ continues to hold the positions.

Several holdings detracted from absolute performance, including the convertible preferred stock of CenterPoint Energy Inc. Shares fell sharply after the Public Utilities Commission of Texas (PUCT) discussed CenterPoint Energy’s outstanding Houston electric rate case that indicated a lower than expected return on equity. Investors expected that there would be potential for significant equity needs if the final decision is in line with what the PUCT discussed. The Fund continues to hold CenterPoint Energy. In addition, General Electric 5% preferred was another detractor to performance. Efforts to delever the industrial balance sheet remain underway but the aviation unit is expected to feel the largest impact from the COVID-19 crisis. Furthermore, downside risks remain as management continued to stem losses in Power and Renewable business under a challenging macro environment and expect free cash flow to remain negative near term. Lastly, CIT Group Inc. preferred stock lagged during the reporting period as CIT continued to face headwinds from credit deterioration and revenue declines due to the COVID-19 crisis. The company posted a loss in first quarter 2020 on a large provision hit to reserve build, although management expected provisions to be lower in second quarter of 2020. The ill-timed acquisition of Mutual of Omaha Bank in February 2020 further eroded CIT’s capital ratios. The path back to a 10.5% CET1 ratio has been pushed further into the future with additional credit cost pressures and margin compression. NWQ continues to hold the position.

Nuveen Preferred and Income Term Fund (JPI)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year, five-year and since inception periods ended July 31, 2020. For the twelve-month reporting period ended July 31, 2020, the Fund’s common shares at net asset value (NAV) underperformed the ICE BofA U.S. All Capital Securities Index and the JPI Blended Benchmark Index.

The Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities, which include, but are not limited to, contingent capital securities (CoCos). The Fund seeks to benefit from strong credit fundamentals across the asset class’ largest sectors, as well as the category’s healthy yield. In addition, the management team will actively allocate to both interest rate and credit risk consistent with its outlook for the broader financial markets, while seeking to capitalize on inefficiencies that often arise between the $25 par retail and the $1,000 par institutional sides of the market. The Fund’s strategy has a bias toward highly regulated sectors, such banks, insurance companies and utilities, with the intent to benefit from the added security of regulatory oversight.

NAM employs a credit-based investment approach, using a bottom-up approach that includes fundamental credit research, security structure selection, and option adjusted spread (OAS) analysis, while also incorporating a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook. The process begins with identifying the primary investable universe of $1,000 par preferred, $25 par preferred, and CoCo securities. In an effort to capitalize on the inefficiencies between different investor bases within this universe, NAM tactically and strategically shifts capital between the various segments of the market. Periods of volatility may drive material differences in valuations between the $25 par preferred, $1,000 par preferred, and CoCo markets. This divergence is often related to differences in how retail and institutional investors measure and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. In addition, technical factors such as new issue supply or redemption activity may also influence the relative valuations between the $25 par preferred, $1,000 par preferred market and CoCo markets.

During the twelve-month reporting period, the Blended Benchmark Index which represents the combined preferred securities and CoCos markets, returned 5.13%. This figure fell between both comparable financial senior debt and financial equities. NAM typically expects the Blended Benchmark Index to perform between these two categories given the hybrid nature of its constituent securities. During the reporting period, investment performance was positive across all broad categories within the market, except for the energy sector which posted negative returns on average. Fortunately, the energy sector is a relatively small sub-category within the asset class representing approximately 3% exposure within the Blended Benchmark Index and less than 1.5% exposure in NAM’s sleeve as of the end of the reporting period.

Taking a closer look at asset class level performance, the positive absolute returns were driven primarily by a combination of lower interest rates and the generous yield of the asset class. These two factors combined to more than offset the impact of wider credit spreads during the reporting period. Credit spreads moved wider reflecting an overall increase in risk premiums, resulting primarily from the COVID-19 crisis and further exacerbated by geopolitical headlines related to U.S. and China tensions, discord between members of OPEC and lack of any meaningful progress regarding Brexit negotiations. Despite the COVID-19’s extraordinary human toll, ensuing economic damage has been somewhat offset by unprecedented monetary and fiscal policy responses both here in the U.S. and globally. With the Fed aggressively easing monetary policy, and investors seeking safe-haven alternatives, the 10-year US Treasury yield decreased by almost 150 basis points between the beginning and the end of the reporting period. While option adjusted spreads (OAS) were well off the wide levels touched in March 2020, OAS for the Blended Benchmark Index was still over 100 basis points wider as of July 31, 2020 compared to a year earlier. Within the Blended Benchmark Index, on an absolute basis, the average OAS for CoCos stood at 460 basis points as of July 31, 2020, still significantly higher than the average OAS of 228 basis points for the combined $25 par and $1,000 par preferred securities market. Since its inception, the CoCo segment typically has traded at a wider OAS versus the preferred security market. The difference in OAS arguably is due to a combination of both technical and fundamental factors. From a technical perspective, CoCos are excluded from many broad aggregate fixed income indices, thus limiting the investor base. From a fundamental perspective, the CoCo market is dominated by non-U.S. banks and thus may be perceived as relatively riskier at the margin. In NAM’s opinion, there is another factor. NAM feels that investor’s misconception that CoCos inherently are more risky than preferred securities also contributes to the seemingly persistent higher average OAS levels for CoCos versus preferred securities.

During the twelve-month reporting period, OAS for the preferred securities on average increased more than the CoCo market. In NAM’s opinion, the relative underperformance of preferred securities’ OAS was due primarily to the $25 par preferred market. At the beginning of the reporting period, average OAS for $25 par preferred securities was -65 basis points and was likely due for a correction regardless of the COVID-19 crisis or other headlines during the reporting period. Further, considering the severe deterioration of market conditions and retail investors often react to such developments in a more extreme manner than institutional investors, coupled with the low average OAS for $25 par preferred securities at the onset of the reporting period, it is not a surprise that the $25 par preferred market underperformed.

Despite the rather dire economic backdrop during the latter half of the reporting period, the fundamental credit story of the Fund’s largest sector, the bank sector, remained intact. The regularly scheduled 2020 U.S. bank stress test results released in late June 2020 again validated the resiliency of U.S. bank balance sheets. This year, the Fed supplemented the Dodd-Frank Act Stress Test (DFAST) with an added sensitivity analysis, the goal of which was to examine the banks’ vulnerabilities under the pall of the COVID-19 crisis. The assumptions and variables used to conduct the sensitivity analysis were significantly more devastating versus those used in the severely adverse scenario of the standard DFAST. For example, the sensitivity analysis included a scenario where GDP contracted 37.5% and another where peak unemployment hit 19.5%. Other calamitous assumptions were ported over from the DFAST such as the 50% drop in equity markets, 28% drop in residential home prices and 35% drop in commercial real estate prices. The sensitivity analysis was run to account for three different recovery scenarios; V-shaped, U-shaped, and W-shaped. Under the worst of the scenarios, the 33 banks subject to this year’s exams were forecasted to incur $700 billion in aggregate loan

Portfolio Managers’ Comments (continued)

losses. Despite this astonishing number, all 33 banks still were forecast to maintain a common equity tier 1 (CET1) ratio above their 4.5% minimum requirement. It is important to note that these sensitivity tests did not take into account several mitigating variables such as unemployment insurance, the Paycheck Protection Plan, the CARES Act and various Federal Reserve lending facilities. NAM believes if one couples the above stress test results with better than expected second quarter earnings for the U.S. and European bank sectors, and better than expected capital levels, then in NAM’s opinion the fundamental story underlying our largest sector remains intact.

NAM incorporated several active themes relative to the Blended Benchmark Index during the reporting period, including an underweight to CoCos and a corresponding overweight to domestic issuers, an overweight to the $1,000 par side of the market and an overweight to securities that have coupons with reset features (floating rate, fixed-to-floating rate, and fixed-rate reset).

During the reporting period, the underweight to CoCos contributed to relative performance versus the Blended Benchmark Index, as CoCos underperformed during the reporting period. Also contributing to relative performance within our CoCo allocation was positive selection bias. NAM’s allocation to CoCos is primarily expressed through Additional Tier 1 (AT1) structures, whereas the CoCo component of the Blended Benchmark is comprised of both AT1 and Tier 2 Capital (T2) structures. NAM will typically focus on AT1 CoCo structures for NAM’s strategies as they more closely reflect preferred securities’ positioning within the issuer’s balance sheet. AT1 securities tend to have a higher beta with respect to overall market performance versus T2 securities. During periods where performance is generally positive for the CoCo universe, as was the case for this reporting period, NAM expects AT1 structures to outperform T2, and vice versa. As of July 31, 2020, approximately 12% of the CoCo index consisted of T2 structures.

Within the preferred securities universe, $25 par preferred securities on average underperformed $1,000 par preferred securities. As a result, NAM’s underweight to those structures was accretive to the Fund’s relative performance. As has been the case for some time, NAM has maintained an overweight to $1,000 par securities for two primary reasons, relative value and interest rate risk management. First, with respect to relative value, the $1,000 par side of the market continues to be significantly cheaper than the $25 par side of the market on an OAS basis. At the beginning of the reporting period, the average OAS for the $25 par preferred market was -65 basis points versus average OAS of +235 basis points for the $1,000 par preferred market. At the end of the reporting period, average OAS for the $25 par preferred market was +134 basis points, or almost 200 basis points wider during the twelve-month reporting period. On the other hand, $1,000 par preferreds’ average OAS as of July 31, 2020 stood at +300 basis points, or only about 65 basis points wider over the same period. Despite $25 par preferreds underperformance during the most recent reporting period, they still appear potentially overvalued on an OAS basis versus $1,000 par preferreds. In NAM’s opinion, the relative value thesis for being overweight $1,000 par preferreds remains intact.

In reporting periods that experience significant headline risk or other forms of distress, it is not uncommon for the $25 par preferred market to underperform the $1,000 par preferred market. $25 par preferred valuations are more heavily influenced by retail investors’ behavioral anomalies and ETF flows compared to the $1,000 par side of the market. Historically, the retail investor has exhibited more of an emotional response to distressed markets compared to institutional investors. The extreme market conditions brought about by COVID-19 coupled with retail investors’ emotional response to aggressively reduce risk and $25 par preferred securities began the reporting period with average OAS in negative territory, it is not overly surprising that $25 par OAS increased to a level that offset much of the benefit those securities derived from lower interest rates.

During the reporting period, securities with non-fixed-rate coupons marginally outperformed those with fixed-rate coupons. On the surface, this might appear surprising given that the 10-year U.S. Treasury rate decreased by almost 150 basis points between the beginning and the end of the reporting period. All else equal fixed-rate coupon structures should respond more favorably to a drop in interest rates compared to securities with non-fixed-rate coupons. However, it is NAM’s opinion that the previously mentioned relative performance between $25 par preferreds and $1,000 par preferreds had implications for the relative performance between fixed-rate and non-fixed-rate coupon structures. As a reminder, most $25 par preferred securities are fixed-rate coupon structures, while $1,000 par securities are non-fixed-rate securities. Given that $25 par preferreds underperformed during the reporting period, which also played a significant role in fixed-rate coupon structures underperforming as well.

JPI underperformed its Blended Benchmark during the reporting period. The primary drivers for the underperformance included and average duration that was modestly shorter than the Blended Benchmark Index during the reporting period, as well as selection bias within the $25 par preferred and $1,000 par preferred allocations. With respect to the latter, preferreds issued by General Electric Co, AerCap Global Aviation Trust and Security Benefit Life were the largest detractors to relative performance resulting from selection bias. NAM’s credit research team maintains conviction in the underlying credit fundamentals of all three of these companies and expects all three to navigate successfully through the current crisis. NAM anticipates that over time, the market will adopt a view closer to NAM’s and the security-level valuations will respond accordingly. However, as with any of the credits within the Fund, should a credit research analyst’s opinion change, or should the risk-adjusted relative value proposition of holding a security change, NAM will adjust the exposure accordingly.

With respect to NAM’s effort to manage interest rate risk, NAM’s overweight to $1,000 par preferred securities served to gain greater exposure to non-fixed-rate coupon securities, like floating rate coupons, fixed-to-floating rate coupons, and fixed-to-fixed rate coupons. These structures are more common on the $1,000 par preferred side of the market and historically they have been effective at managing duration and duration extension risk during periods of rising interest rates. While admittedly NAM is not overly concerned about a near-term spike in interest rates, NAM will continue to exercise caution given the (1) current absolute low levels of interest rates, (2) unprecedented monetary and fiscal policy responses globally to the COVID-19 crisis, and (3) the Fed’s recent announcement that it may allow for inflation to run higher in the future to make-up for it running below the Fed’s 2% target for the past few years. As of July 31, 2020, the Fund had about 90% of its assets invested in securities that have coupons with reset features, compared to approximately 74% within the Blended Benchmark Index.

The Fund used short interest rate futures during the reporting period to manage its exposure to various points along the yield curve, with a net effect of decreasing the Fund’s overall interest rate sensitivity. During the reporting period, the interest rate futures had a negative impact on overall Fund performance.

Nuveen Preferred & Income Securities Fund (JPS)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year, five-year and ten-year periods ended July 31, 2020. For the twelve-month reporting period ended July 31, 2020, the Fund’s common shares at net asset value (NAV) underperformed the ICE BofA U.S. All Capital Securities Index and the JPS Blended Benchmark.

The investment objective of the Fund is to seek high current income consistent with capital preservation with a secondary objective to enhance portfolio value relative to the broad market for preferred securities. Under normal market conditions, the Fund seeks to invest at least 80% of its net assets in preferred and other income-producing securities, including hybrid securities such as contingent capital securities (CoCos). At least 50% is invested in securities that are rated investment grade.

The basic strategy of the Fund calls for investing in junior subordinated, high income securities of companies with investment grade ratings. Spectrum has tactical exposure to both institutional sectors of the junior subordinated capital securities, which includes both preferred and CoCos.

As of July 31, 2020, the Fund had 47.1% allocation to the $1,000 par institutional sector of the preferred securities market, 11.7% allocation to $25 par retail sector and 36.2% allocation to the CoCos sector, with the remaining in Corporate Bonds, Convertible Preferred Securities, Investment Companies and cash.

Portfolio Managers’ Comments (continued)

The reporting period began with the Fed announcing additional rate cuts in September and October 2019, which brought the federal funds rate down to 1.5%. During September 2019, the funding markets faced a spike in short-term rates which forced the Fed to intervene in the repurchase (repo) market after two years of automatic balance sheet run offs or reductions. This sent equities soaring and credit spreads tighter. Fed policy combined with already active quantitative easing (QE) in Europe drove performance higher through the second half of 2019 and into February 2020 when credit spreads and yields hit cycle lows. Then, the COVID-19 crisis hit the U.S. economy causing one of the most severe economic contractions since the Great Depression. There was a significant amount of initial deleveraging in markets impelled by the rush to cash by investors and to pull down bank lines by corporations. By the end of March 2020, massive record monetary policy support had been implemented by the Fed and other central banks in coordinated efforts to stem the liquidity squeeze that hit all markets including the U.S. treasury market. From the end of March through July 2020 the Fund almost fully recovered from the COVID-19 crisis losses, ending the reporting down -1.29%.

Credit spreads in the Fund’s sectors closed the period more than one standard deviation wider than more senior financials. The hybrid sectors lagged more than senior corporate credit sectors, but still represent compelling relative value. In addition, junior subordinated capital securities have structures that can reset yields for the Fund even if U.S. Treasury rates do eventually rise.

Factors that contributed to the Fund’s underperformance included the sudden and significant liquidity demands during March 2020, which impelled the most rapid price decline since the 2008 financial crisis, even though the circumstances of the credit crunch were uniquely different. Importantly, global banks were well prepared from a credit perspective and represent part of the solution, yet the shelter in place orders that halted the economy were unprecedented. It repriced every asset class before the Fed stepped in to address liquidity. For preferred securities, generally, the lower the current coupon and the spread between when the security is either called at par or if not called, when the coupon is reset for a further period, the worse the security performed. The $25 par preferred stock sector was the primary detractor from performance, followed by the MLP (energy) sector and utility hybrids. Individual detractors from performance included KeyCorp, TransCanada Trust and Emera Inc. The Fund continues to maintain exposure to each of these holdings.

Contributing to the Fund’s performance during the reporting period was its underweight to the $25 par retail sector. Option adjusted spreads (OAS) tend to be lower in the retail sector, generally less than the $1,000 par institutional sector. The underweight benefited performance during the reporting period as prices in the $25 par sector declined 10 basis points more than the $1,000 par sector during the first quarter of 2020 due to the COVID-19 crisis. The new issuance market reopened by the end of April 2020 and helped to drive prices higher as demand for each deal was oversubscribed. The U.S. Bank $1,000 par preferred stock sector benefited the Fund’s performance the most, followed by $1,000 par insurance hybrids and non-U.S. banks additional tier1 (AT1) securities. Top individual contributors to performance during the reporting period included Charles Schwab Corp, MetLife Inc. and Barclays PLC.

Nuveen Preferred and Income 2022 Term Fund (JPT)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year and since inception periods ended July 31, 2020. For the twelve-month reporting period ended July 31, 2020, the Fund’s common shares at net asset value (NAV) underperformed the ICE BofA U.S. All Capital Securities Index.

The Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities. The Fund’s portfolio is actively managed, seeking to capitalize on strong credit fundamentals and intense regulatory oversight across our largest sectors, the category’s healthy yield level, and inefficiencies that often evolve between the $25 par retail and the $1,000 par institutional sides of the market. The Fund’s strategy has a bias toward highly regulated industries, like utilities, banks and insurance companies, with a current emphasis broadly on financial services companies. The Fund does not invest in contingent capital securities (otherwise known as CoCos).

NAM employs a credit-based investment approach, using a bottom-up approach that includes fundamental credit research, security structure selection and option adjusted spread (OAS) analysis, while also incorporating a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook. The process begins with identifying the primary investable universe of $1,000 par preferred and $25 par preferred securities. In an effort to capitalize on the inefficiencies between different investor bases within this universe, NAM tactically and strategically shifts capital between the various segments of the market. Periods of volatility may drive material differences in valuations between the $1,000 par preferred and $25 par preferred markets. This divergence is often related to differences in how retail and institutional investors measure and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. In addition, technical factors such as new issue supply or redemption activity may also influence the relative valuations between the $1,000 par preferred and the $25 par preferred markets.

During the twelve-month reporting period, the Blended Benchmark Index which represents the $1,000 par preferred and the $25 par preferred markets, returned 5.29%. This figure fell between both comparable financial senior debt and financial equities. NAM typically expects the Blended Benchmark Index to perform between these two categories given the hybrid nature of its constituent securities. During the reporting period, investment performance was positive across all broad categories within the market, except for the energy sector which posted negative returns on average. Fortunately, the energy sector is a relatively small sub-category within the asset class representing approximately 3% exposure within the Blended Benchmark Index, and less than 1.5% exposure in NAM’s sleeve as of the end of the reporting period.

Taking a closer look at asset class level performance, the positive absolute returns were driven primarily by a combination of lower interest rates and the generous yield of the asset class. These two factors combined to more than offset the impact of wider credit spreads during the reporting period. Credit spreads moved wider reflecting an overall increase in risk premiums, resulting primarily from the COVID-19 crisis and further exacerbated by geopolitical headlines related to U.S. and China tensions, discord between members of OPEC and lack of any meaningful progress regarding Brexit negotiations. Despite COVID-19’s extraordinary human toll, ensuing economic damage has been somewhat offset by unprecedented monetary and fiscal policy responses both here in the U.S. and globally. With the Fed aggressively easing monetary policy, and investors seeking safe-haven alternatives, the 10-year US Treasury yield decreased by almost 150 basis points between the beginning and the end of the reporting period. While option adjusted spreads (OAS) were well off the wide levels touched in March 2020, OAS for the Benchmark Index was still about 125 basis points wider as of July 31, 2020 compared to a year earlier.

During the reporting period OAS for $25 par preferred securities on average increased more than $1,000 par preferreds. At the beginning of the reporting period, average OAS for $25 par preferred securities was -65 basis points, while average OAS for $1,000 par securities was +235 basis points. As a result, $25 par preferreds may have been due for a correction regardless of the COVID-19 crisis or other headlines during the reporting period. Considering the severe deterioration of market conditions and retail investors often react to such developments in a more extreme manner than institutional investors, coupled with the low average OAS for $25 par preferred securities at the onset of the reporting period, it is not a surprise that the $25 par preferred market underperformed.

Despite the rather dire economic backdrop during the latter half of the reporting period, the fundamental credit story of the Fund’s largest sector, the bank sector, remained intact. The regularly scheduled 2020 U.S. bank stress test results released in late June again validated the resiliency of U.S. bank balance sheets. This year, the Fed supplemented the Dodd-Frank Act Stress Test (DFAST) with an added sensitivity analysis, the goal of which was to examine the banks’ vulnerabilities under the pall of COVID-19. The assumptions and variables used to conduct the sensitivity analysis were significantly more devastating versus those used in the severely adverse scenario of the standard DFAST. For example, the sensitivity analysis included a scenario where GDP contracted 37.5% and another where peak unemployment hit 19.5%. Other calamitous assumptions were ported over from the DFAST such as the 50% drop in equity markets, 28%

Portfolio Managers’ Comments (continued)

drop in residential home prices and 35% drop in commercial real estate prices. The sensitivity analysis was run to account for three different recovery scenarios; V-shaped, U-shaped, and W-shaped. Under the worst of the scenarios, the 33 banks subject to this year’s exams were forecasted to incur $700 billion in aggregate loan losses. Despite this astonishing number, all 33 banks still were forecast to maintain a common equity tier 1 (CET1) ratio above their 4.5% minimum requirement. It is important to note that these sensitivity tests did not take into account several mitigating variables such as unemployment insurance, the Paycheck Protection Plan, the CARES Act and various Federal Reserve lending facilities. NAM believes if one couples the above stress test results with better than expected second quarter earnings for the U.S. and European bank sectors and better than expected capital levels, in NAM’s opinion the fundamental story underlying our largest sector remains intact.

NAM incorporated several active themes relative to the Benchmark Index during the reporting period, including an overweight to the $1,000 par side of the market and an overweight to securities that have coupons with reset features (floating rate, fixed-to-floating rate, and fixed-rate reset).

Within the preferred securities universe, $25 par preferred securities on average underperformed $1,000 par preferred securities. As a result, NAM’s underweight to those structures was accretive to the Fund’s relative performance. As has been the case for some time, NAM has maintained an overweight to $1,000 par securities for two primary reasons, relative value and interest rate risk management. First, with respect to relative value, the $1,000 par side of the market continues to be significantly cheaper than the $25 par side of the market on an OAS basis. At the beginning of the reporting period, the average OAS for the $25 par preferred market was -65 basis points versus average OAS of +235 basis points for the $1,000 par preferred market. At the end of the reporting period, average OAS for the $25 par preferred market was +134 basis points, or almost 200 basis points wider during the twelve-month period. On the other hand, $1,000 par preferreds’ average OAS as of July 31, 2020 stood at +300 basis points, or only about 65 basis points wider over the same time period. Despite $25 par preferreds underperformance during the most recent reporting period, they still appear potentially overvalued on an OAS basis versus $1,000 par preferreds. In NAM’s opinion, the relative value thesis for being overweight $1,000 par preferreds remains intact.

In reporting periods that experience significant headline risk or other forms of distress, it is not uncommon for the $25 par preferred market to underperform the $1,000 par preferred market. $25 par preferred valuations are more heavily influenced by retail investors’ behavioral anomalies and ETF flows compared to the $1,000 par side of the market. Historically, the retail investor has exhibited more of an emotional response to distressed markets compared to institutional investors. The extreme market conditions brought about by the COVID-19 crisis coupled with retail investors’ emotional response to aggressively reduce risk and $25 par preferred securities began the reporting period with average OAS in negative territory, it is not overly surprising that $25 par OAS increased to a level that offset much of the benefit those securities derived from lower interest rates.

During the reporting period, securities with non-fixed-rate coupons marginally outperformed those with fixed-rate coupons. On the surface, this might appear surprising given that the 10-year U.S. Treasury rate decreased by almost 150 basis points between the beginning and the end of the reporting period. All else equal, fixed-rate coupon structures should respond more favorably to a drop in interest rates compared to securities with non-fixed-rate coupons. However, it is NAM’s opinion that the previously mentioned relative performance between $25 par preferreds and $1,000 par preferreds had implications for the relative performance between fixed-rate and non-fixed-rate coupon structures. As a reminder, most $25 par preferred securities are fixed-rate coupon structures, while $1,000 par securities are non-fixed-rate securities. Given that $25 par preferreds underperformed during the reporting period, which also played a significant role in fixed-rate coupon structures underperforming as well.

JPT underperformed its Benchmark Index during the reporting period. The primary drivers for the underperformance included and average duration that was modestly shorter than the Benchmark Index during the reporting period, as well as selection bias within the $25 par preferred and $1,000 par preferred allocations. With respect to the latter, preferreds issued by General Electric Co, AerCap Global Aviation Trust and Security Benefit Life were the largest detractors to relative performance resulting from selection bias. NAM’s credit research team maintains conviction in the underlying credit fundamentals of all three of these companies and expects all three to navigate successfully through the current crisis. NAM anticipates that over time, the market will adopt a view closer to NAM’s and the security-level valuations will respond accordingly. However, as with any of the credits within the Fund, should a credit research analyst’s opinion change, or should the risk-adjusted relative value proposition of holding a security change, NAM will adjust the exposure accordingly.

With respect to NAM’s effort to manage interest rate risk, NAM’s overweight to $1,000 par preferred securities served to gain greater exposure to non-fixed-rate coupon securities, like floating rate coupons, fixed-to-floating rate coupons, and fixed-to-fixed rate coupons. These structures are more common on the $1,000 par preferred side of the market and historically they have been effective at managing duration and duration extension risk during periods of rising interest rates. While admittedly NAM is not overly concerned about a near-term spike in interest rates, NAM will continue to exercise caution given the (1) current absolute low levels of interest rates, (2) unprecedented monetary and fiscal policy responses globally to the COVID-19 crisis, and (3) the Feds recent announcement that it may allow for inflation to run higher in the future to make-up for it running below the Fed’s 2% target for the past few years. As of July 31, 2020, the Fund had about 90% of its assets invested in securities that have coupons with reset features, compared to approximately 74% within the Benchmark Index.

The Fund used short interest rate futures during the reporting period to manage its exposure to various points along the yield curve, with a net effect of decreasing the Fund’s overall interest rate sensitivity. During the reporting period, the interest rate futures had a negative impact on overall Fund performance.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through bank borrowings as well as the use of reverse repurchase agreements for JPC, JPI and JPS. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their all-time lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

The Funds’ use of leverage had a negative impact on total return performance during this reporting period. The negative impact of leverage during the brief but severe COVID-19 induced market downturn in March was greater than the positive impact of leverage during the remainder of the reporting period. More specifically, this net negative contribution of leverage was amplified during the market downturn in part because the Fund used proceeds from portfolio sales to reduce its elevated leverage ratio, which rose as prices of portfolio securities, including those sold for de-levering purposes, declined. Conversely, as financial markets recovered and asset prices steadied, the Fund gradually increased leverage levels, using proceeds to purchase new portfolio securities at generally higher prices. Management believes, however, that the potential benefits from leverage continue to outweigh the associated increase in risk and total return variability previously described.

JPC, JPI and JPS continued to use interest rate swap contracts to partially hedge the interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. During this reporting period, these swap contracts had a negative impact to overall Fund total return performance.

As of July 31, 2020, the Funds’ percentages of leverage are shown in the accompanying table.

	JPC	JPI	JPS	JPT
Effective Leverage*	35.41%	32.40%	34.85%	19.28%
Regulatory Leverage*	30.48%	28.13%	28.61%	19.28%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of the Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ LEVERAGE

Bank Borrowings

As noted above, the Funds employ regulatory leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table. Paydowns reflect on-going leverage management activity that seeks to maintain each Fund’s leverage ratio within a specified internal operating range.

	Current Reporting Period					Subseqent to the Close of the Reporting Period
Fund	Outstanding Balance as of August 1, 2019	Draws	Paydowns	Outstanding Balance as of July 31, 2020	Average Balance Outstanding	Draws	Paydowns	Outstanding Balance as of September 25, 2020
JPC	$455,000,000	$115,690,000	$(170,690,000)	$400,000,000	$429,476,776	$12,700,000	$—	$412,700,000
JPI	$210,000,000	$69,300,000	$(79,300,000)	$200,000,000	$207,268,579	$11,700,000	$—	$211,700,000
JPS	$853,300,000	$220,000,000	$(333,000,000)	$740,300,000	$797,709,836	$50,000,000	$—	$793,300,000
JPT	$42,500,000	$13,000,000	$(18,200,000)	$37,300,000	$38,854,645	$—	$—	$37,300,000

Refer to Notes to Financial Statements, Note 8 – Fund Leverage and Note 10 – Subsequent Events for further details.

Reverse Repurchase Agreements

As noted above, JPC, JPI and JPS used reverse repurchase agreements, in which the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. The Funds’ transactions in reverse repurchase agreements are as shown in the accompanying table. Sales reflect on-going leverage management activity that seeks to maintain each Fund’s leverage ratio within a specified internal operating range.

	Current Reporting Period					Subseqent to the Close of the Reporting Period
Fund	Outstanding Balance as of August 1, 2019	Sales	Purchases	Outstanding Balance as of July 31, 2020	Average Balance Outstanding	Sales	Purchases	Outstanding Balance as of September 25, 2020
JPC	$135,000,000	$73,500,000	$(108,500,000)	$100,000,000	$113,554,645	$21,000,000	$—	$121,000,000
JPI	$60,000,000	$20,000,000	$(35,000,000)	$45,000,000	$51,691,257	$7,000,000	$—	$52,000,000
JPS	$260,000,000	$105,000,000	$(117,000,000)	$248,000,000	$251,754,098	$27,000,000	$—	$275,000,000

Refer to Notes to Financial Statements, Note 8 – Fund Leverage and Note 10 – Subsequent Events for further details.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of July 31, 2020. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	JPC	JPI	JPS	JPT
August 2019	$0.0610	$0.1355	$0.0560	$0.1185
September	0.0610	0.1355	0.0560	0.1185
October	0.0610	0.1355	0.0560	0.1185
November	0.0610	0.1355	0.0560	0.1185
December	0.0610	0.1355	0.0560	0.1185
January	0.0610	0.1355	0.0560	0.1185
February	0.0610	0.1355	0.0560	0.1185
March	0.0610	0.1355	0.0560	0.1185
April	0.0530	0.1305	0.0505	0.1185
May	0.0530	0.1305	0.0505	0.1185
June	0.0530	0.1305	0.0505	0.1185
July 2020	0.0530	0.1305	0.0505	0.1185
Total Distributions	$0.7000	$1.6060	$0.6500	$1.4220

Current Distribution Rate*	7.22%	7.05%	6.68%	6.13%
*

Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by the JPT Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

JPC, JPI and JPS seek to pay regular monthly distributions at a level rate that reflect past and projected net income of the Funds. The Funds may own certain investments which recognize income for financial reporting in a matter that is different than the tax recognition. During the current fiscal year, the Funds owned certain investments which accrued income for financial reporting purposes but was not recognized as current income for tax purposes. Each Fund’s fiscal year to date distribution amount exceeded the actual amount of net income for tax purposes, and as a result, a portion of each Fund’s fiscal year distributions have been deemed to be a return of capital, which are identified in the table below.

Fiscal Year Ended July 31, 2020	JPC	JPI	JPS
Regular monthly distribution per share
From net investment income	$0.6769	$1.5638	$0.6001
From net realized capital gains	—	—	—
Return of capital	0.0231	0.0422	0.0499
Total per share distribution	$0.7000	$1.6060	$0.6500

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

During August 2020 (subsequent to the close of the reporting period), the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of July 31, 2020, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	JPC	JPI	JPS	JPT
Common shares cumulatively repurchased and retired	2,826,100	0	38,000	0
Common shares authorized for repurchase	10,335,000	2,275,000	20,375,000	680,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of July 31, 2020, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	JPC	JPI	JPS	JPT
Common share NAV	$8.83	$22.45	$9.06	$22.84
Common share price	$8.81	$22.20	$9.07	$23.20
Premium/(Discount) to NAV	(0.23)%	(1.11)%	0.11%	1.58%
12-month average premium/(discount) to NAV	(2.19)%	(1.50)%	(2.33)%	(0.21)%

JPC	Nuveen Preferred & Income Opportunities Fund Performance Overview and Holding Summaries as of July 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2020

	Average Annual
	1-Year	5-Year	10-Year
JPC at Common Share NAV	(6.16)%	4.21%	7.82%
JPC at Common Share Price	(4.12)%	7.25%	9.72%
ICE BofA U.S. All Capital Securities Index	5.29%	6.02%	7.37%
JPC Blended Benchmark(1)	5.19%	6.33%	6.75%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment. Performance for indexes that were created after the Fund’s inception are linked to the Fund’s previous benchmark.

Common Share Price Performance — Weekly Closing Price

1.

The Blended Index consists of: 1) 50% of the return of the ICE BofA Preferred Securities Fixed Rate Index, 2) 30% of the return the ICE BofA U.S. All Capital Securities Index and 3) 20% of the return of the ICE BofA Contingent Capital Securities USD Hedged Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	71.9%
$25 Par (or similar) Retail Preferred	46.8%
Contingent Capital Securities	25.7%
Corporate Bonds	8.1%
Convertible Preferred Securities	2.2%
Repurchase Agreements	2.3%
Other Assets Less Liabilities	(2.1)%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	154.9%
Borrowings	(43.9)%
Reverse Repurchase Agreements	(11.0)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	43.4%
Insurance	15.1%
Capital Markets	10.6%
Food Products	5.5%
Diversified Financial Services	3.5%
Electric Utilities	3.1%
Other[2]	17.3%
Repurchase Agreements	1.5%
Total	100%

Country Allocation1

(% of total investments)

United States	74.0%
United Kingdom	7.1%
Switzerland	4.0%
France	3.8%
Canada	2.7%
Australia	1.8%
Netherlands	1.5%
Spain	1.0%
Italy	0.9%
Bermuda	0.8%
Germany	0.8%
Other	1.6%
Total	100%

Top Five Issuers

(% of total long-term
investments)

Citigroup Inc	3.9%
JPMorgan Chase & Co	3.3%
Bank of America Corp	3.0%
Morgan Stanley	2.9%
Land O’ Lakes Inc, 144A	2.8%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

A	0.5%
BBB	63.0%
BB or Lower	31.3%
N/R (not rated)	5.2%
Total	100%

1	Includes 1.2% (as a percentage of total investments) in emerging market countries.
2	See Portfolio of Investments for details on “other” Portfolio Composition.

JPI	Nuveen Preferred and Income Term Fund Performance Overview and Holding Summaries as of July 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2020

	Average Annual
	1-Year	5-Year	Since Inception
JPI at Common Share NAV	(2.50)%	5.39%	7.19%
JPI at Common Share Price	(1.93)%	7.79%	6.83%
ICE BofA U.S. All Capital Securities Index	5.29%	6.02%	7.02%
JPI Blended Benchmark(1)	5.13%	6.58%	6.17%

Since inception returns are from 7/26/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

1.	The Blended Index consists of: 1) 60% of the return of the ICE BofA U.S. All Capital Securities Index and 2) 40% of the return the ICE BofA Contingent Capital Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	68.7%
Contingent Capital Securities	43.1%
$25 Par (or similar) Retail Preferred	36.6%
Corporate Bonds	0.6%
Repurchase Agreements	0.0%
Other Assets Less Liabilities	(1.1)%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	147.9%
Borrowings	(39.1)%
Reverse Repurchase Agreements	(8.8)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	49.1%
Insurance	14.8%
Capital Markets	13.1%
Diversified Financial Services	5.3%
Food Products	5.2%
Other[2]	12.5%
Repurchase Agreements	0.0%
Total	100%

Country Allocation1

(% of total investments)

United States	62.3%
United Kingdom	10.8%
Switzerland	7.0%
France	6.7%
Australia	3.1%
Netherlands	1.9%
Spain	1.8%
Italy	1.6%
Canada	1.4%
Ireland	1.3%
Germany	0.7%
Other	1.4%
Total	100%

Top Five Issuers

(% of total long-term
investments)

Citigroup Inc	3.7%
Credit Suisse Group AG	3.7%
UBS Group AG	3.1%
JPMorgan Chase & Co	3.0%
CoBank ACB	2.9%

Portfolio Credit Quality

(% of total long-term fixed-income
investments)

A	0.3%
BBB	65.5%
BB or Lower	31.7%
N/R (not rated)	2.5%
Total	100%

1	Includes 0.7% (as a percentage of total investments) in emerging market countries.
2	See Portfolio of Investments for details on “other” Portfolio Composition.

JPS	Nuveen Preferred & Income Securities Fund Performance Overview and Holding Summaries as of July 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2020

	Average Annual
	1-Year	5-Year	10-Year
JPS at Common Share NAV	(1.29)%	5.93%	8.50%
JPS at Common Share Price	(0.59)%	7.74%	9.21%
ICE BofA U.S. All Capital Securities Index	5.29%	6.02%	6.65%
JPS Blended Benchmark(1)	5.13%	6.58%	7.19%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment. Performance for indexes that were created after the Fund’s inception are linked to the Fund’s previous benchmark.

Common Share Price Performance — Weekly Closing Price

1.	The Blended Index consists of: 1) 60% of the return of the ICE BofA U.S. All Capital Securities Index and 2) 40% of the return the ICE BofA Contingent Capital Securities USD Hedged Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	73.8%
Contingent Capital Securities	56.8%
$25 Par (or similar) Retail Preferred	18.2%
Corporate Bonds	2.0%
Convertible Preferred Securities	1.9%
Investment Companies	1.1%
Repurchase Agreements	2.9%
Other Assets Less Liabilities	(3.2)%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	153.5%
Borrowings	(40.1)%
Reverse Repurchase Agreements	(13.4)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	52.4%
Insurance	18.3%
Capital Markets	12.6%
Diversified Financial Services	3.5%
Electric Utilities	3.4%
Other	7.3%
Investment Companies	0.7%
Repurchase Agreements	1.8%
Total	100%

Country Allocation

(% of total investments)

United States	52.2%
United Kingdom	18.5%
France	11.8%
Switzerland	7.5%
Finland	2.9%
Netherlands	1.7%
Canada	1.0%
Ireland	0.9%
Italy	0.9%
Spain	0.8%
Other	1.8%
Total	100%

Top Five Issuers

(% of total long-term
investments)

Societe Generale SA	2.9%
Barclays PLC	2.3%
Credit Suisse Group AG	2.3%
JPMorgan Chase & Co	2.2%
BNP Paribas SA	2.1%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

AA	0.2%
A	7.6%
BBB	78.7%
BB or Lower	13.5%
Total	100%

JPT	Nuveen Preferred and Income 2022 Term Fund Performance Overview and Holding Summaries as of July 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2020

	Average Annual
	1-Year	Since Inception
JPT at Common Share NAV	0.15%	3.85%
JPT at Common Share Price	3.18%	3.93%
ICE BofA U.S. All Capital Securities Index	5.29%	6.41%

Since inception returns are from 1/26/17. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	85.1%
$25 Par (or similar) Retail Preferred	37.0%
Corporate Bonds	0.5%
Repurchase Agreements	1.1%
Other Assets Less Liabilities	0.2%
Net Assets Plus Borrowings	123.9%
Borrowings	(23.9)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	38.9%
Insurance	21.8%
Capital Markets	8.1%
Food Products	6.9%
Diversified Financial Services	6.5%
Other[2]	16.9%
Repurchase Agreements	0.9%
Total	100%

Country Allocation1

(% of total investments)

United States	81.1%
United Kingdom	5.2%
Australia	3.6%
Canada	2.5%
France	2.1%
Ireland	1.7%
Germany	1.5%
Japan	1.1%
Other	1.2%
Total	100%

Top Five Issuers

(% of total long-term investments)

Assured Guaranty Municipal Holdings Inc	2.7%
Farm Credit Bank of Texas	2.6%
Lloyds Bank PLC	2.3%
QBE Insurance Group Ltd	2.1%
Truist Financial Corp	2.0%

Portfolio Credit Quality

(% of total long-term
fixed-income investments)

A	1.7%
BBB	66.2%
BB or Lower	28.3%
N/R (not rated)	3.8%
Total	100%

1	Includes 0.4% (as a percentage of total investments) in emerging market countries.
2	See Portfolio of Investments for details on “other” Portfolio Composition.

Shareholder Meeting Report

The annual meeting of shareholders, originally scheduled to be held on April 8, 2020 in person, was postponed to April 22, 2020 for JPC, JPI, JPS and JPT. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

	JPC	JPI	JPS	JPT
	Common Shares	Common Shares	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
John K. Nelson
For	82,571,602	19,324,569	163,887,997	5,911,937
Withhold	5,673,993	466,611	5,440,876	57,418
Total	88,245,595	19,791,180	169,328,873	5,969,355
Terence J. Toth
For	85,693,224	19,372,345	163,748,702	5,906,325
Withhold	2,552,371	418,835	5,580,171	63,030
Total	88,245,595	19,791,180	169,328,873	5,969,355
Robert L. Young
For	85,876,527	19,389,731	163,939,251	5,912,443
Withhold	2,369,068	401,449	5,389,622	56,912
Total	88,245,595	19,791,180	169,328,873	5,969,355

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Nuveen Preferred & Income Opportunities Fund

Nuveen Preferred and Income Term Fund

Nuveen Preferred & Income Securities Fund

Nuveen Preferred and Income 2022 Term Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nuveen Preferred & Income Opportunities Fund, Nuveen Preferred and Income Term Fund, Nuveen Preferred & Income Securities Fund and Nuveen Preferred and Income 2022 Term Fund (the Funds), including the portfolios of investments, as of July 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended (three-year period then ended and the period from January 26, 2017 (commencement of operations) to July 31, 2017 for Nuveen Preferred and Income 2022 Term Fund). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2020, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended (three-year period then ended and the period from January 26, 2017 to July 31, 2017 for Nuveen Preferred and Income 2022 Term Fund), in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2020, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

September 28, 2020

JPC	Nuveen Preferred & Income Opportunities Fund Portfolio of Investments July 31, 2020

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 154.7% (98.5% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 71.9% (45.8% of Total Investments)

	Automobiles – 2.0%

$10,055	General Motors Financial Co Inc, (13)	5.750%	N/A (3)	BB+	$9,473,685
9,100	General Motors Financial Co Inc, (13)	6.500%	N/A (3)	BB+	8,593,767
	Total Automobiles				18,067,452

	Banks – 35.5%

1,980	Bank of America Corp	6.300%	N/A (3)	BBB	2,276,655
1,585	Bank of America Corp	6.100%	N/A (3)	BBB	1,739,538
4,130	Bank of America Corp	6.250%	N/A (3)	BBB	4,488,125
30,120	Bank of America Corp, (4), (13)	6.500%	N/A (3)	BBB	33,713,466
2,540	Barclays Bank PLC, 144A	10.179%	6/12/21	BBB+	2,728,532
13,725	CIT Group Inc	5.800%	N/A (3)	Ba3	10,627,954
10,726	Citigroup Inc, (13)	5.950%	N/A (3)	BBB-	11,450,005
6,945	Citigroup Inc, (13)	6.300%	N/A (3)	BBB-	7,188,075
16,220	Citigroup Inc, (4)	6.250%	N/A (3)	BBB-	17,963,650
6,920	Citigroup Inc, (13)	5.000%	N/A (3)	BBB-	6,937,300
4,159	Citizens Financial Group Inc, (4)	4.264%	N/A (3)	BB+	3,784,690
3,455	Citizens Financial Group Inc	6.375%	N/A (3)	BB+	3,331,674
3,150	CoBank ACB, 144A, (4)	6.250%	N/A (3)	BBB+	3,213,000
1,180	Commerzbank AG, 144A	8.125%	9/19/23	Baa3	1,363,315
2,395	Farm Credit Bank of Texas, 144A	5.700%	N/A (3)	Baa1	2,519,481
4,550	Farm Credit Bank of Texas	10.000%	N/A (3)	Baa1	4,550,000
1,900	Fifth Third Bancorp	4.500%	N/A (3)	Baa3	1,933,250
2,314	HSBC Capital Funding Dollar 1 LP, 144A	10.176%	N/A (3)	Baa2	3,685,901
6,960	Huntington Bancshares Inc/OH	5.625%	N/A (3)	Baa3	7,681,961
3,025	Huntington Bancshares Inc/OH, (4)	5.700%	N/A (3)	Baa3	2,813,250
7,585	JPMorgan Chase & Co	5.000%	N/A (3)	BBB+	7,632,406
2,670	JPMorgan Chase & Co	6.100%	N/A (3)	BBB+	2,810,176
32,895	JPMorgan Chase & Co, (4)	6.750%	N/A (3)	BBB+	36,458,515
2,485	KeyCorp	5.000%	N/A (3)	Baa3	2,484,752
13,955	Lloyds Bank PLC, 144A, (4)	12.000%	N/A (3)	Baa3	16,234,967
6,970	M&T Bank Corp, (4)	6.450%	N/A (3)	Baa2	7,457,900
1,880	M&T Bank Corp	5.125%	N/A (3)	Baa2	1,927,000
3,528	Natwest Group PLC	7.648%	N/A (3)	BBB-	5,267,304
23,197	PNC Financial Services Group Inc, (4)	6.750%	N/A (3)	Baa2	23,602,947
2,767	PNC Financial Services Group Inc	5.000%	N/A (3)	Baa2	2,887,987
7,020	Regions Financial Corp	5.750%	N/A (3)	BB+	7,476,300
11,573	Truist Financial Corp	4.950%	N/A (3)	Baa2	12,354,178
12,385	Truist Financial Corp, (13)	4.800%	N/A (3)	Baa2	12,485,788
3,250	Truist Financial Corp	5.050%	N/A (3)	Baa2	3,001,974
1,600	USB Realty Corp, 144A, (3-Month LIBOR reference rate + 1.147% spread), (5)	1.422%	N/A (3)	A3	1,276,000
6,768	Wachovia Capital Trust III	5.570%	N/A (3)	Baa2	6,733,551
1,385	Wells Fargo & Co	7.950%	11/15/29	Baa1	1,851,287
3,370	Wells Fargo & Co	5.900%	N/A (3)	Baa2	3,423,788
20,784	Wells Fargo & Co	5.875%	N/A (3)	Baa2	22,498,680
1,105	Zions Bancorp NA	5.800%	N/A (3)	BB+	1,006,151
11,196	Zions Bancorp NA, (13)	7.200%	N/A (3)	BB+	11,335,950
	Total Banks				324,197,423

	Capital Markets – 3.9%

2,550	Bank of New York Mellon Corp	4.700%	N/A (3)	Baa1	2,761,089
8,920	Charles Schwab Corp, (13)	5.375%	N/A (3)	BBB	9,767,400
4,325	Charles Schwab Corp	7.000%	N/A (3)	BBB	4,606,125
4,205	Goldman Sachs Group Inc, (3-Month LIBOR reference rate + 3.922% spread), (5)	4.370%	N/A (3)	BBB-	4,084,106
4,711	Goldman Sachs Group Inc	5.300%	N/A (3)	BBB-	5,029,210

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Capital Markets (continued)

6,074	Goldman Sachs Group Inc	5.500%	N/A (3)	BBB-	$6,521,957
2,815	Morgan Stanley, (4)	4.085%	N/A (3)	BBB-	2,734,125
	Total Capital Markets				35,504,012

	Commercial Services & Supplies – 0.6%

6,760	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB+	5,380,960

	Consumer Finance – 0.7%

3,610	Capital One Financial Corp, (3-Month LIBOR reference rate + 3.800% spread), (4), (5)	4.150%	N/A (3)	Baa3	3,140,700
2,805	Capital One Financial Corp, (4)	4.150%	N/A (3)	Baa3	2,440,350
879	Discover Financial Services	5.500%	N/A (3)	Ba2	802,004
	Total Consumer Finance				6,383,054

	Diversified Financial Services – 3.0%

13,700	Compeer Financial ACA, 144A, (4)	6.750%	N/A (3)	BB+	13,837,000
1,945	Discover Financial Services	6.125%	N/A (3)	Ba2	2,067,146
11,151	Voya Financial Inc, (4)	6.125%	N/A (3)	BBB-	11,529,130
	Total Diversified Financial Services				27,433,276

	Electric Utilities – 3.7%

2,345	Electricite de France SA, 144A, (4)	5.250%	N/A (3)	BBB	2,438,800
20,925	Emera Inc, (4)	6.750%	6/15/76	BB+	23,258,138
7,475	NextEra Energy Capital Holdings Inc, (4)	5.650%	5/01/79	BBB	8,488,338
	Total Electric Utilities				34,185,276

	Food Products – 4.5%

2,245	Dairy Farmers of America Inc, 144A	7.125%	N/A (3)	BB+	1,927,782
29,840	Land O’ Lakes Inc, 144A, (4)	8.000%	N/A (3)	BB	29,243,200
7,035	Land O’ Lakes Inc, 144A, (4)	7.000%	N/A (3)	BB	6,305,118
3,980	Land O’ Lakes Inc, 144A, (4)	7.250%	N/A (3)	BB	3,661,600
	Total Food Products				41,137,700

	Independent Power & Renewable Electricity Producers – 0.4%

1,350	AES Gener SA, 144A, (4)	7.125%	3/26/79	BB	1,372,964
2,775	AES Gener SA, 144A	6.350%	10/07/79	BB	2,722,136
	Total Independent Power & Renewable Electricity Producers				4,095,100

	Industrial Conglomerates – 1.2%

13,573	General Electric Co, (13)	5.000%	N/A (3)	BBB-	10,756,603

	Insurance – 11.8%

2,015	Aegon NV	5.500%	4/11/48	Baa1	2,188,076
1,850	American International Group Inc, (6)	5.750%	4/01/48	Baa2	2,028,234
9,824	Assurant Inc, (13)	7.000%	3/27/48	BB+	10,266,080
13,994	Assured Guaranty Municipal Holdings Inc, 144A, (6)	6.400%	12/15/66	BBB+	13,539,195
2,465	AXIS Specialty Finance LLC	4.900%	1/15/40	BBB	2,308,794
7,117	Liberty Mutual Group Inc, 144A, (4)	7.800%	3/15/37	Baa3	8,556,561
4,150	Markel Corp	6.000%	N/A (3)	BBB-	4,362,688
9,335	MetLife Capital Trust IV, 144A, (4)	7.875%	12/15/37	BBB	12,602,250
3,905	MetLife Inc, 144A, (6)	9.250%	4/08/38	BBB	5,798,925
1,430	MetLife Inc	5.875%	N/A (3)	BBB	1,565,850
575	Nationwide Financial Services Capital Trust, (4)	7.899%	3/01/37	Baa2	672,750
9,550	Nationwide Financial Services Inc, (6)	6.750%	5/15/37	Baa2	10,986,034
5,065	Provident Financing Trust I, (13)	7.405%	3/15/38	BB+	5,704,438
11,910	QBE Insurance Group Ltd, 144A, (13)	7.500%	11/24/43	Baa1	13,276,434
1,740	QBE Insurance Group Ltd, Reg S	6.750%	12/02/44	BBB	1,923,152
1,295	QBE Insurance Group Ltd, 144A	5.875%	N/A (3)	Baa2	1,356,513
10,200	SBL Holdings Inc, 144A, (13)	7.000%	N/A (3)	BB	8,542,500
1,345	Swiss Re Finance Luxembourg SA, 144A	5.000%	4/02/49	A	1,517,332
	Total Insurance				107,195,806

JPC	Nuveen Preferred & Income Opportunities Fund (continued)
Portfolio of Investments July 31, 2020

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Metals & Mining – 0.4%

2,325	BHP Billiton Finance USA Ltd, 144A	6.250%	10/19/75	BBB+	$2,339,345
790	BHP Billiton Finance USA Ltd, 144A	6.750%	10/19/75	BBB+	932,840
	Total Metals & Mining				3,272,185

	Multi-Utilities – 2.0%

6,420	CenterPoint Energy Inc, (13)	6.125%	N/A (3)	BBB-	6,379,875
850	CMS Energy Corp, (6)	4.750%	6/01/50	Baa2	907,583
3,195	NiSource Inc	5.650%	N/A (3)	BBB-	3,115,125
7,635	Sempra Energy	4.875%	N/A (3)	BBB-	7,904,516
	Total Multi-Utilities				18,307,099

	Oil, Gas & Consumable Fuels – 1.0%

1,655	Enbridge Inc	5.750%	7/15/80	BBB-	1,686,912
1,225	MPLX LP	6.875%	N/A (3)	BB+	1,073,021
4,325	Transcanada Trust, (4)	5.875%	8/15/76	BBB	4,654,161
1,400	Transcanada Trust	5.500%	9/15/79	BBB	1,463,308
	Total Oil, Gas & Consumable Fuels				8,877,402

	Trading Companies & Distributors – 0.2%

2,635	AerCap Holdings NV, (13)	5.875%	10/10/79	BB+	2,020,544

	U.S. Agency – 0.6%

5,835	Farm Credit Bank of Texas, 144A, (4)	6.200%	N/A (3)	BBB+	5,869,252

	Wireless Telecommunication Services – 0.4%

2,810	Vodafone Group PLC	7.000%	4/04/79	BB+	3,378,570
	Total $1,000 Par (or similar) Institutional Preferred (cost $634,875,136)				656,061,714

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 46.8% (29.8% of Total Investments)

	Banks – 13.7%

425,616	Citigroup Inc, (13)	7.125%		BBB-	$12,083,238
179,775	CoBank ACB, 144A, (8), (13)	6.250%		BBB+	18,426,938
38,725	CoBank ACB, (8)	6.125%		BBB+	3,920,906
93,724	CoBank ACB, (8), (13)	6.200%		BBB+	9,887,882
185,500	Farm Credit Bank of Texas, 144A, (4), (8)	6.750%		Baa1	19,477,500
253,881	Fifth Third Bancorp	6.625%		Baa3	6,963,956
178,757	FNB Corp/PA, (4)	7.250%		Ba1	4,810,351
469,200	Huntington Bancshares Inc/OH	6.250%		Baa3	11,983,368
170,075	KeyCorp, (13)	6.125%		Baa3	4,791,013
72,962	People’s United Financial Inc, (13)	5.625%		BB+	1,942,248
319,212	Regions Financial Corp, (4), (13)	6.375%		BB+	8,743,217
83,900	Regions Financial Corp	5.700%		BB+	2,218,316
107,010	Synovus Financial Corp, (13)	5.875%		BB-	2,604,623
110,900	Truist Financial Corp	4.750%		Baa2	2,794,680
163,600	US Bancorp	6.500%		A3	4,371,392
68,200	Wells Fargo & Co, (13)	4.750%		Baa2	1,664,080
223,777	Western Alliance Bancorp, (4)	6.250%		N/R	5,708,551
98,700	Wintrust Financial Corp	6.875%		BB	2,547,447
	Total Banks				124,939,706

	Capital Markets – 6.2%

38,261	B Riley Financial Inc, (4)	7.500%		N/R	914,055
104,318	Charles Schwab Corp	6.000%		BBB	2,687,232
79,169	Charles Schwab Corp	5.950%		BBB	2,101,937
53,425	Cowen Inc, (4)	7.350%		N/R	1,341,502
61,600	Goldman Sachs Group Inc	5.500%		Ba1	1,658,888
774,097	Morgan Stanley, (4), (13)	7.125%		BBB-	22,255,289
167,500	Morgan Stanley	6.875%		BBB-	4,807,250
209,211	Morgan Stanley	5.850%		BBB-	5,985,527

Shares	Description (1)	Coupon	Ratings (2)	Value

	Capital Markets (continued)

170,452	Morgan Stanley	6.375%	BBB-	$4,813,564
33,745	State Street Corp	5.350%	Baa1	958,358
212,859	Stifel Financial Corp, (4), (13)	6.250%	BB-	5,570,520
145,846	Stifel Financial Corp, (13)	6.250%	BB-	3,929,091
	Total Capital Markets			57,023,213

	Consumer Finance – 3.0%

84,573	Capital One Financial Corp, (4)	5.000%	Baa3	2,112,633
782,345	GMAC Capital Trust I, (4)	6.177%	BB-	18,831,044
247,847	Synchrony Financial	5.625%	BB-	5,978,070
	Total Consumer Finance			26,921,747

	Diversified Financial Services – 2.2%

84,200	AgriBank FCB, (8), (13)	6.875%	BBB+	8,841,000
114,400	Equitable Holdings Inc, (13)	5.250%	BBB-	2,813,096
284,100	Voya Financial Inc, (13)	5.350%	BBB-	8,008,779
	Total Diversified Financial Services			19,662,875

	Diversified Telecommunication Services – 0.9%

83,500	AT&T Inc, (4)	4.750%	BBB	2,094,180
235,475	Qwest Corp, (4)	6.875%	BBB-	5,924,551
	Total Diversified Telecommunication Services			8,018,731

	Electric Utilities – 0.6%

100,000	Duke Energy Corp	5.750%	BBB	2,851,000
100,000	Southern Co	6.250%	BBB	2,550,000
	Total Electric Utilities			5,401,000

	Food Products – 4.1%

337,011	CHS Inc, (4), (13)	7.875%	N/R	9,234,101
502,606	CHS Inc, (13)	7.100%	N/R	12,665,671
468,864	CHS Inc,(13)	6.750%	N/R	11,768,487
23,000	Dairy Farmers of America Inc, 144A, (8)	7.875%	BB+	2,024,000
24,500	Dairy Farmers of America Inc, 144A, (8)	7.875%	BB+	2,156,000
	Total Food Products			37,848,259

	Insurance – 11.9%

274,600	American Equity Investment Life Holding Co, (13)	5.950%	BB	6,411,910
120,900	American Equity Investment Life Holding Co	6.625%	BB	3,014,037
302,283	Argo Group US Inc, (4)	6.500%	BBB-	7,662,874
361,228	Aspen Insurance Holdings Ltd, (13)	5.950%	BB+	9,550,868
66,100	Aspen Insurance Holdings Ltd, (13)	5.625%	BB+	1,659,110
469,733	Athene Holding Ltd, (4)	6.350%	BBB-	12,241,242
256,100	Athene Holding Ltd	6.375%	BBB-	6,707,259
117,200	Axis Capital Holdings Ltd	5.500%	BBB	3,000,320
68,900	Delphi Financial Group Inc, (8)	3.582%	BBB	1,446,900
454,698	Enstar Group Ltd, (4), (13)	7.000%	BB+	12,199,547
245,790	Globe Life Inc, (4)	6.125%	BBB+	6,390,540
255,780	Hartford Financial Services Group Inc, (4)	7.875%	Baa2	7,312,750
219,645	Maiden Holdings North America Ltd	7.750%	N/R	4,676,242
76,400	National General Holdings Corp	7.500%	N/R	1,934,448
180,564	National General Holdings Corp	7.500%	N/R	4,571,881
88,895	National General Holdings Corp, (4)	7.625%	N/R	2,274,823
238,820	PartnerRe Ltd, (4), (13)	7.250%	BBB	6,211,708
113,445	Reinsurance Group of America Inc, (4)	6.200%	BBB+	3,057,343
310,400	Reinsurance Group of America Inc, (4)	5.750%	BBB+	8,504,960
	Total Insurance			108,828,762

	Internet & Direct Marketing Retail – 0.3%

121,702	eBay Inc	6.000%	BBB+	3,145,997

JPC	Nuveen Preferred & Income Opportunities Fund (continued)
Portfolio of Investments July 31, 2020

Shares	Description (1)	Coupon		Ratings (2)	Value

	Multi-Utilities – 0.8%

271,210	Algonquin Power & Utilities Corp	6.200%		BB+	$7,338,943

	Oil, Gas & Consumable Fuels – 0.7%

139,826	NuStar Energy LP, (13)	8.500%		B1	2,688,854
84,294	NuStar Energy LP	7.625%		B1	1,474,302
118,320	NuStar Logistics LP	7.009%		B1	2,382,965
	Total Oil, Gas & Consumable Fuels				6,546,121

	Thrifts & Mortgage Finance – 1.1%

103,924	Federal Agricultural Mortgage Corp	6.000%		N/R	2,856,871
254,458	New York Community Bancorp Inc, (13)	6.375%		Ba2	6,740,592
	Total Thrifts & Mortgage Finance				9,597,463

	Trading Companies & Distributors – 0.3%

116,146	Air Lease Corp, (13)	6.150%		BB+	2,555,212

	Wireless Telecommunication Services – 1.0%

369,965	United States Cellular Corp	7.250%		Ba1	9,404,510
	Total $25 Par (or similar) Retail Preferred (cost $420,105,099)				427,232,539

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 25.7% (16.3% of Total Investments) (12)

	Banks – 18.9%

$2,025	Australia & New Zealand Banking Group Ltd/United Kingdom, 144A, (4)	6.750%	N/A (3)	Baa2	$2,264,193
4,765	Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (3)	Ba2	4,532,706
3,250	Banco Bilbao Vizcaya Argentaria SA, (4)	6.125%	N/A (3)	Ba2	2,925,000
2,310	Banco Mercantil del Norte SA/Grand Cayman, 144A, (4)	7.625%	N/A (3)	Ba2	2,200,275
6,800	Banco Santander SA, Reg S	7.500%	N/A (3)	Ba1	7,004,000
5,470	Barclays PLC	8.000%	N/A (3)	BBB-	5,791,362
7,320	Barclays PLC	7.750%	N/A (3)	BBB-	7,457,250
6,995	Barclays PLC, Reg S	7.875%	N/A (3)	BBB-	7,169,875
7,495	BNP Paribas SA, 144A	6.625%	N/A (3)	BBB	7,766,694
1,000	BNP Paribas SA, 144A	7.000%	N/A (3)	BBB	1,113,750
9,645	BNP Paribas SA, 144A	7.375%	N/A (3)	BBB	10,718,006
7,760	Credit Agricole SA, 144A	7.875%	N/A (3)	BBB	8,515,203
10,940	Credit Agricole SA, 144A	8.125%	N/A (3)	BBB	12,745,100
10,724	HSBC Holdings PLC, (13)	6.375%	N/A (3)	BBB	10,757,459
2,405	HSBC Holdings PLC	6.000%	N/A (3)	BBB	2,379,748
3,210	ING Groep NV	6.500%	N/A (3)	BBB	3,336,153
4,530	ING Groep NV	5.750%	N/A (3)	BBB	4,641,347
2,600	ING Groep NV, Reg S	6.875%	N/A (3)	BBB	2,717,000
4,940	Intesa Sanpaolo SpA, 144A, (4)	7.700%	N/A (3)	BB-	5,075,850
3,010	Lloyds Banking Group PLC	7.500%	N/A (3)	Baa3	3,186,838
14,885	Lloyds Banking Group PLC, (4)	7.500%	N/A (3)	Baa3	15,703,675
3,350	Macquarie Bank Ltd/London, 144A	6.125%	N/A (3)	BB+	3,358,375
4,590	Natwest Group PLC	8.000%	N/A (3)	BBB-	5,175,225
5,515	Natwest Group PLC	8.625%	N/A (3)	BBB-	5,762,017
3,585	Nordea Bank Abp, 144A	6.625%	N/A (3)	BBB+	3,885,244
1,646	Societe Generale SA, 144A	6.750%	N/A (3)	BB	1,653,209
2,325	Societe Generale SA, 144A	8.000%	N/A (3)	BB	2,609,813
6,536	Societe Generale SA, 144A	7.875%	N/A (3)	BB+	6,952,670
4,905	Standard Chartered PLC, 144A, (4)	7.500%	N/A (3)	BBB-	5,076,185
1,815	Standard Chartered PLC, 144A	7.750%	N/A (3)	BBB-	1,914,825
7,610	UniCredit SpA	8.000%	N/A (3)	B+	7,914,400
163,956	Total Banks				172,303,447

	Capital Markets – 6.5%

9,520	Credit Suisse Group AG, 144A	7.500%	N/A (3)	BB+	10,039,221
6,045	Credit Suisse Group AG, 144A, (13)	6.375%	N/A (3)	BB+	6,366,171
8,534	Credit Suisse Group AG, 144A, (4)	7.250%	N/A (3)	BB+	9,078,042

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Capital Markets (continued)

3,925	Credit Suisse Group AG, 144A	7.500%	N/A (3)	BB+	$4,302,781
4,545	Deutsche Bank AG	6.000%	N/A (3)	B+	3,955,514
6,095	UBS Group AG, Reg S	6.875%	N/A (3)	BBB	6,552,503
12,310	UBS Group AG, Reg S	7.000%	N/A (3)	BBB	13,725,650
4,850	UBS Group AG, 144A	7.000%	N/A (3)	BBB	5,146,383
55,824	Total Capital Markets				59,166,265

	Equity Real Estate Investment Trust – 0.3%

2,505	ING Groep NV, Reg S	6.750%	N/A (3)	BBB	2,605,766
$222,285	Total Contingent Capital Securities (cost $226,594,614)				234,075,478

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 8.1% (5.2% of Total Investments)

	Air Freight & Logistics – 0.3%

$3,153	XPO Logistics Inc, 144A, (4)	6.500%	6/15/22	BB-	$3,160,882

	Automobiles – 0.4%

975	Ford Motor Co	8.500%	4/21/23	BB+	1,082,416
1,850	Ford Motor Co, (4)	7.450%	7/16/31	BB+	2,192,805
2,825	Total Automobiles				3,275,221

	Chemicals – 0.5%

474	Blue Cube Spinco LLC	9.750%	10/15/23	BB-	494,145
2,500	Blue Cube Spinco LLC, (4)	10.000%	10/15/25	BB-	2,668,750
1,300	CVR Partners LP / CVR Nitrogen Finance Corp, 144A, (4)	9.250%	6/15/23	B+	1,274,000
4,274	Total Chemicals				4,436,895

	Containers & Packaging – 0.1%

1,169	Sealed Air Corp, 144A	6.875%	7/15/33	BB+	1,420,335

	Diversified Financial Services – 0.4%

6,481	ILFC E-Capital Trust II, 144A	3.270%	12/21/65	BB+	3,434,930

	Entertainment – 1.3%

11,350	Liberty Interactive LLC, (4)	8.500%	7/15/29	BB	11,893,438

	Food & Staples Retailing – 0.8%

6,875	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC, 144A, (4)	7.500%	3/15/26	BB-	7,734,375

	Media – 1.2%

4,125	Altice Financing SA, 144A, (4)	7.500%	5/15/26	B	4,435,406
4,725	ViacomCBS Inc, (6)	6.875%	4/30/36	BBB	6,613,898
8,850	Total Media				11,049,304

	Multiline Retail – 0.7%

5,650	Nordstrom Inc, 144A, (6)	8.750%	5/15/25	Baa2	6,187,486

	Oil, Gas & Consumable Fuels – 0.7%

5,710	Enviva Partners LP / Enviva Partners Finance Corp, 144A, (4)	6.500%	1/15/26	BB-	6,152,525

	Semiconductors & Semiconductor Equipment – 0.7%

5,623	Amkor Technology Inc, 144A, (4)	6.625%	9/15/27	BB	6,185,300

	Technology Hardware, Storage & Peripherals – 0.3%

2,500	Dell International LLC / EMC Corp, 144A, (6)	6.200%	7/15/30	BBB-	3,044,531

JPC	Nuveen Preferred & Income Opportunities Fund (continued)
Portfolio of Investments July 31, 2020

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Wireless Telecommunication Services – 0.7%

$5,850	T-Mobile USA Inc, (4)	6.375%	3/01/25	BB+	$6,005,259
$70,310	Total Corporate Bonds (cost $72,481,473)				73,980,481

Shares	Description (1)	Coupon		Ratings (2)	Value

	CONVERTIBLE PREFERRED SECURITIES – 2.2% (1.4% of Total Investments)

	Electric Utilities – 0.6%

102,500	Southern Co	6.750%		BBB	$4,727,300

	Multi-Utilities – 0.6%

53,900	Sempra Energy	6.750%		N/R	5,580,806

	Semiconductors & Semiconductor Equipment – 1.0%

8,050	Broadcom Inc	8.000%		N/R	9,184,325
	Total Convertible Preferred Securities (cost $19,281,246)				19,492,431
	Total Long-Term Investments (cost $1,373,337,569)				1,410,842,643

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 2.3% (1.5% of Total Investments)

	REPURCHASE AGREEMENTS – 2.3% (1.5% of Total Investments)

$20,978	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/20, repurchase price $20,978,407, collateralized by $21,397,200 U.S. Treasury Notes, 0.125%, due 7/31/22, value $21,398,034	0.000%	8/03/20		$20,978,407
	Total Short-Term Investments (cost $20,978,407)				20,978,407
	Total Investments (cost $1,394,315,976) – 157.0%				1,431,821,050
	Borrowings – (43.9)% (9), (10)				(400,000,000)
	Reverse Repurchase Agreements – (11.0)% (7)				(100,000,000)
	Other Assets Less Liabilities – (2.1)% (11)				(19,627,692)
	Net Assets Applicable to Common Shares – 100%				$912,193,358

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	Short	(254)	9/20	$(35,209,604)	$(35,579,844)	$(370,240)	$(15,875)

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (14)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, LLC	$277,500,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$(34,158,273)	$(34,158,273)
Morgan Stanley Capital Services, LLC	48,000,000	Receive	1-Month LIBOR	2.364	Monthly	7/01/19	7/01/26	7/01/28	(7,950,458)	(7,950,458)
Total	$325,500,000								$(42,108,731)	$(42,108,731)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Perpetual security. Maturity date is not applicable.

(4)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $283,264,324 have been pledged as collateral for reverse repurchase agreements.

(5)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(6)	Investment, or portion of investment, has been pledged to collateralized the net payment obligations for investments in derivatives.

(7)	Reverse Repurchase Agreements as a percentage of Total Investments is 7.0%.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(9)	Borrowings as a percentage of Total Investments is 27.9%.

(10)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $883,153,635 have been pledged as collateral for borrowings.

(11)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(12)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(13)

Investment, or portion of investment, is hypothecated as described in Notes to Financial Statements, Note 8 – Fund Leverage. The total value of investments hypothecated as of the end of the reporting period was $307,931,325.

(14)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

JPI	Nuveen Preferred and Income Term Fund Portfolio of Investments July 31, 2020

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 149.0% (100.0% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 68.7% (46.1% of Total Investments)

	Automobiles – 1.7%

$9,433	General Motors Financial Co Inc, (3)	5.750%	N/A (4)	BB+	$8,887,645

	Banks – 29.2%

1,860	Bank of America Corp	6.300%	N/A (4)	BBB	2,138,676
1,500	Bank of America Corp	6.100%	N/A (4)	BBB	1,646,250
3,700	Bank of America Corp	6.250%	N/A (4)	BBB	4,020,839
5,840	Bank of America Corp, (3)	6.500%	N/A (4)	BBB	6,536,741
2,340	Barclays Bank PLC, 144A	10.179%	6/12/21	BBB+	2,513,687
2,845	CIT Group Inc	5.800%	N/A (4)	Ba3	2,203,026
10,068	Citigroup Inc, (3)	5.950%	N/A (4)	BBB-	10,747,590
6,380	Citigroup Inc, (3)	6.300%	N/A (4)	BBB-	6,603,300
3,070	Citigroup Inc, (5)	6.250%	N/A (4)	BBB-	3,400,025
6,795	Citigroup Inc, (3)	5.000%	N/A (4)	BBB-	6,811,987
3,180	Citizens Financial Group Inc	6.375%	N/A (4)	BB+	3,066,490
1,085	Commerzbank AG, 144A, (5)	8.125%	9/19/23	Baa3	1,253,556
2,345	Farm Credit Bank of Texas, 144A	5.700%	N/A (4)	Baa1	2,466,883
1,815	Fifth Third Bancorp	4.500%	N/A (4)	Baa3	1,846,763
2,121	HSBC Capital Funding Dollar 1 LP, 144A	10.176%	N/A (4)	Baa2	3,378,477
6,470	Huntington Bancshares Inc/OH	5.625%	N/A (4)	Baa3	7,141,133
7,060	JPMorgan Chase & Co, (5)	5.000%	N/A (4)	BBB+	7,104,125
2,385	JPMorgan Chase & Co	6.100%	N/A (4)	BBB+	2,510,212
12,192	JPMorgan Chase & Co	6.750%	N/A (4)	BBB+	13,512,759
2,430	KeyCorp	5.000%	N/A (4)	Baa3	2,429,757
1,905	Lloyds Bank PLC, 144A	12.000%	N/A (4)	Baa3	2,216,239
1,570	M&T Bank Corp	6.450%	N/A (4)	Baa2	1,679,900
1,765	M&T Bank Corp	5.125%	N/A (4)	Baa2	1,809,125
3,071	Natwest Group PLC	7.648%	N/A (4)	BBB-	4,585,003
1,969	PNC Financial Services Group Inc	6.750%	N/A (4)	Baa2	2,003,458
2,668	PNC Financial Services Group Inc	5.000%	N/A (4)	Baa2	2,784,658
2,345	Regions Financial Corp	5.750%	N/A (4)	BB+	2,497,425
2,110	Truist Financial Corp	4.950%	N/A (4)	Baa2	2,252,425
11,615	Truist Financial Corp, (5)	4.800%	N/A (4)	Baa2	11,709,522
2,980	Truist Financial Corp, (5)	5.050%	N/A (4)	Baa2	2,752,579
1,500	USB Realty Corp, 144A, (3-Month LIBOR reference rate + 1.147% spread), (6)	1.422%	N/A (4)	A3	1,196,250
6,385	Wachovia Capital Trust III	5.570%	N/A (4)	Baa2	6,352,500
1,230	Wells Fargo & Co, (5)	7.950%	11/15/29	Baa1	1,644,103
3,301	Wells Fargo & Co	5.900%	N/A (4)	Baa2	3,353,687
8,178	Wells Fargo & Co	5.875%	N/A (4)	Baa2	8,852,685
1,050	Zions Bancorp NA	5.800%	N/A (4)	BB+	956,071
1,415	Zions Bancorp NA, (5)	7.200%	N/A (4)	BB+	1,432,688
	Total Banks				149,410,594

	Capital Markets – 4.6%

2,385	Bank of New York Mellon Corp	4.700%	N/A (4)	Baa1	2,582,430
5,540	Charles Schwab Corp, (3)	5.375%	N/A (4)	BBB	6,066,300
3,950	Goldman Sachs Group Inc, (3-Month LIBOR reference rate + 3.922% spread), (6)	4.370%	N/A (4)	BBB-	3,836,438
4,402	Goldman Sachs Group Inc, (5)	5.300%	N/A (4)	BBB-	4,699,338
5,760	Goldman Sachs Group Inc	5.500%	N/A (4)	BBB-	6,184,800
	Total Capital Markets				23,369,306

	Commercial Services & Supplies – 1.0%

6,345	AerCap Global Aviation Trust, 144A, (5)	6.500%	6/15/45	BB+	5,050,620

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance – 0.6%

2,585	Capital One Financial Corp, (3-Month LIBOR reference rate + 3.800% spread), (6)	4.150%	N/A (4)	Baa3	$2,248,950
825	Discover Financial Services	5.500%	N/A (4)	Ba2	752,734
	Total Consumer Finance				3,001,684

	Diversified Financial Services – 3.7%

12,700	Compeer Financial ACA, 144A	6.750%	N/A (4)	BB+	12,827,000
1,820	Discover Financial Services	6.125%	N/A (4)	Ba2	1,934,296
3,947	Voya Financial Inc, (5)	6.125%	N/A (4)	BBB-	4,080,843
	Total Diversified Financial Services				18,842,139

	Electric Utilities – 2.0%

2,210	Electricite de France SA, 144A	5.250%	N/A (4)	BBB	2,298,400
6,965	Emera Inc, (5)	6.750%	6/15/76	BB+	7,741,597
	Total Electric Utilities				10,039,997

	Food Products – 4.6%

2,360	Dairy Farmers of America Inc, 144A	7.125%	N/A (4)	BB+	2,026,532
12,570	Land O’ Lakes Inc, 144A	8.000%	N/A (4)	BB	12,318,600
7,493	Land O’ Lakes Inc, 144A	7.000%	N/A (4)	BB	6,715,601
2,370	Land O’ Lakes Inc, 144A	7.250%	N/A (4)	BB	2,180,400
	Total Food Products				23,241,133

	Independent Power & Renewable Electricity Producers – 0.7%

1,240	AES Gener SA, 144A, (5)	7.125%	3/26/79	BB	1,261,093
2,550	AES Gener SA, 144A, (5)	6.350%	10/07/79	BB	2,501,422
	Total Independent Power & Renewable Electricity Producers				3,762,515

	Industrial Conglomerates – 2.0%

12,882	General Electric Co, (3)	5.000%	N/A (4)	BBB-	10,208,985

	Insurance – 13.5%

1,920	Aegon NV	5.500%	4/11/48	Baa1	2,084,916
1,697	American International Group Inc, (9)	5.750%	4/01/48	Baa2	1,860,493
9,100	Assurant Inc, (5)	7.000%	3/27/48	BB+	9,509,500
13,170	Assured Guaranty Municipal Holdings Inc, 144A, (3), (9)	6.400%	12/15/66	BBB+	12,741,975
2,320	AXIS Specialty Finance LLC	4.900%	1/15/40	BBB	2,172,983
3,900	Markel Corp	6.000%	N/A (4)	BBB-	4,099,875
3,440	MetLife Inc, 144A, (9)	9.250%	4/08/38	BBB	5,108,400
1,270	MetLife Inc, (5)	5.875%	N/A (4)	BBB	1,390,650
4,734	Provident Financing Trust I, (5)	7.405%	3/15/38	BB+	5,331,650
10,990	QBE Insurance Group Ltd, 144A, (5)	7.500%	11/24/43	Baa1	12,250,883
1,650	QBE Insurance Group Ltd, Reg S	6.750%	12/02/44	BBB	1,823,679
1,220	QBE Insurance Group Ltd, 144A	5.875%	N/A (4)	Baa2	1,277,950
9,600	SBL Holdings Inc, 144A, (3)	7.000%	N/A (4)	BB	8,040,000
1,255	Swiss Re Finance Luxembourg SA, 144A, (5)	5.000%	4/02/49	A	1,415,801
	Total Insurance				69,108,755

	Metals & Mining – 0.6%

2,290	BHP Billiton Finance USA Ltd, 144A, (5)	6.250%	10/19/75	BBB+	2,304,129
725	BHP Billiton Finance USA Ltd, 144A, (5)	6.750%	10/19/75	BBB+	856,087
	Total Metals & Mining				3,160,216

	Multi-Utilities – 2.5%

6,005	CenterPoint Energy Inc, (3)	6.125%	N/A (4)	BBB-	5,967,469
795	CMS Energy Corp, (5)	4.750%	6/01/50	Baa2	848,857
2,815	NiSource Inc	5.650%	N/A (4)	BBB-	2,744,625
2,960	Sempra Energy	4.875%	N/A (4)	BBB-	3,064,488
	Total Multi-Utilities				12,625,439

JPI	Nuveen Preferred and Income Term Fund (continued)
Portfolio of Investments July 31, 2020

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels – 0.8%

1,555	Enbridge Inc, (5)	5.750%	7/15/80	BBB-	$1,584,984
1,145	MPLX LP, (5)	6.875%	N/A (4)	BB+	1,002,946
1,320	Transcanada Trust	5.500%	9/15/79	BBB	1,379,690
	Total Oil, Gas & Consumable Fuels				3,967,620

	Trading Companies & Distributors – 0.4%

2,485	AerCap Holdings NV, (3)	5.875%	10/10/79	BB+	1,905,523

	U.S. Agency – 0.2%

1,180	Farm Credit Bank of Texas, 144A	6.200%	N/A (4)	BBB+	1,186,927

	Wireless Telecommunication Services – 0.6%

2,735	Vodafone Group PLC	7.000%	4/04/79	BB+	3,288,395
	Total $1,000 Par (or similar) Institutional Preferred (cost $340,025,959)				351,057,493

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 43.1% (29.0% of Total Investments) (7)

	Banks – 31.8%

$1,970	Australia & New Zealand Banking Group Ltd/United Kingdom, 144A	6.750%	N/A (4)	Baa2	$2,202,696
4,555	Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (4)	Ba2	4,332,944
3,085	Banco Bilbao Vizcaya Argentaria SA	6.125%	N/A (4)	Ba2	2,776,500
2,140	Banco Mercantil del Norte SA/Grand Cayman, 144A, (5)	7.625%	N/A (4)	Ba2	2,038,350
6,400	Banco Santander SA	7.500%	N/A (4)	Ba1	6,592,000
5,125	Barclays PLC, (5)	8.000%	N/A (4)	BBB-	5,426,094
6,945	Barclays PLC	7.750%	N/A (4)	BBB-	7,075,219
6,510	Barclays PLC	7.875%	N/A (4)	BBB-	6,672,750
7,100	BNP Paribas SA, 144A	6.625%	N/A (4)	BBB	7,357,375
950	BNP Paribas SA, 144A	7.000%	N/A (4)	BBB	1,058,063
9,140	BNP Paribas SA, 144A	7.375%	N/A (4)	BBB	10,156,825
7,275	Credit Agricole SA, 144A	7.875%	N/A (4)	BBB	7,983,003
10,224	Credit Agricole SA, 144A	8.125%	N/A (4)	BBB	11,910,960
10,176	HSBC Holdings PLC, (3)	6.375%	N/A (4)	BBB	10,207,749
2,210	HSBC Holdings PLC, (5)	6.000%	N/A (4)	BBB	2,186,795
3,045	ING Groep NV	6.500%	N/A (4)	BBB	3,164,668
4,250	ING Groep NV	5.750%	N/A (4)	BBB	4,354,465
2,774	ING Groep NV	6.875%	N/A (4)	BBB	2,898,830
4,614	Intesa Sanpaolo SpA, 144A	7.700%	N/A (4)	BB-	4,740,885
2,810	Lloyds Banking Group PLC	7.500%	N/A (4)	Baa3	2,975,088
13,970	Lloyds Banking Group PLC	7.500%	N/A (4)	Baa3	14,738,350
3,050	Macquarie Bank Ltd/London, 144A	6.125%	N/A (4)	BB+	3,057,625
4,670	Natwest Group PLC	8.000%	N/A (4)	BBB-	5,265,425
5,105	Natwest Group PLC	8.625%	N/A (4)	BBB-	5,333,653
3,335	Nordea Bank Abp, 144A	6.625%	N/A (4)	BBB+	3,614,306
1,508	Societe Generale SA, 144A	6.750%	N/A (4)	BB	1,514,605
2,170	Societe Generale SA, 144A	8.000%	N/A (4)	BB	2,435,825
6,163	Societe Generale SA, 144A	7.875%	N/A (4)	BB+	6,555,891
4,630	Standard Chartered PLC, 144A	7.500%	N/A (4)	BBB-	4,791,587
1,720	Standard Chartered PLC, 144A	7.750%	N/A (4)	BBB-	1,814,600
7,165	UniCredit SpA	8.000%	N/A (4)	B+	7,451,600
154,784	Total Banks				162,684,726

	Capital Markets – 10.8%

8,935	Credit Suisse Group AG, 144A, (5)	7.500%	N/A (4)	BB+	9,422,315
5,570	Credit Suisse Group AG, 144A, (5)	6.375%	N/A (4)	BB+	5,865,934
8,121	Credit Suisse Group AG, 144A, (3)	7.250%	N/A (4)	BB+	8,638,714
3,632	Credit Suisse Group AG, 144A	7.500%	N/A (4)	BB+	3,981,580
4,245	Deutsche Bank AG	6.000%	N/A (4)	B+	3,694,423
5,480	UBS Group AG, Reg S, (5)	6.875%	N/A (4)	BBB	5,891,340
11,352	UBS Group AG, Reg S	7.000%	N/A (4)	BBB	12,657,480
4,895	UBS Group AG, 144A, (5)	7.000%	N/A (4)	BBB	5,194,133
52,230	Total Capital Markets				55,345,919

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Equity Real Estate Investment Trust – 0.5%

$2,290	ING Groep NV	6.750%	N/A (4)	BBB	$2,382,118
$209,304	Total Contingent Capital Securities (cost $212,171,188)				220,412,763

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 36.6% (24.5% of Total Investments)

	Banks – 12.1%

32,689	Citigroup Inc	7.125%		BBB-	$928,041
152,500	CoBank ACB, 144A, (3), (8)	6.250%		BBB+	15,631,250
62,728	CoBank ACB, (3), (8)	6.200%		BBB+	6,617,804
131,200	Farm Credit Bank of Texas, 144A, (3), (5), (8)	6.750%		Baa1	13,776,000
119,833	Fifth Third Bancorp	6.625%		Baa3	3,287,019
154,612	Huntington Bancshares Inc/OH, (3)	6.250%		Baa3	3,948,791
54,100	KeyCorp	6.125%		Baa3	1,523,997
189,478	Regions Financial Corp, (3)	6.375%		BB+	5,189,802
80,200	Regions Financial Corp	5.700%		BB+	2,120,488
103,589	Synovus Financial Corp, (3)	5.875%		BB-	2,521,356
104,000	Truist Financial Corp	4.750%		Baa2	2,620,800
64,600	Wells Fargo & Co	4.750%		Baa2	1,576,240
93,000	Wintrust Financial Corp	6.875%		BB	2,400,330
	Total Banks				62,141,918

	Capital Markets – 4.1%

54,600	Goldman Sachs Group Inc	5.500%		Ba1	1,470,378
130,756	Morgan Stanley	7.125%		BBB-	3,759,235
153,300	Morgan Stanley, (3)	6.875%		BBB-	4,399,710
196,300	Morgan Stanley, (3)	5.850%		BBB-	5,616,143
164,900	Morgan Stanley, (3)	6.375%		BBB-	4,656,776
30,950	State Street Corp, (3)	5.350%		Baa1	878,980
	Total Capital Markets				20,781,222

	Consumer Finance – 1.3%

117,026	GMAC Capital Trust I, (5)	6.177%		BB-	2,816,816
155,700	Synchrony Financial	5.625%		BB-	3,755,484
	Total Consumer Finance				6,572,300

	Diversified Financial Services – 3.6%

80,100	AgriBank FCB, (3), (8)	6.875%		BBB+	8,410,500
105,500	Equitable Holdings Inc, (5)	5.250%		BBB-	2,594,245
261,100	Voya Financial Inc, (3)	5.350%		BBB-	7,360,409
	Total Diversified Financial Services				18,365,154

	Diversified Telecommunication Services – 0.4%

77,900	AT&T Inc, (5)	4.750%		BBB	1,953,732

	Food Products – 3.1%

100,400	CHS Inc, (3)	7.875%		N/R	2,750,960
194,529	CHS Inc, (3)	7.100%		N/R	4,902,130
180,399	CHS Inc, (3)	6.750%		N/R	4,528,015
24,000	Dairy Farmers of America Inc, 144A, (8)	7.875%		BB+	2,112,000
20,500	Dairy Farmers of America Inc, 144A, (3), (8)	7.875%		BB+	1,804,000
	Total Food Products				16,097,105

	Insurance – 8.5%

256,300	American Equity Investment Life Holding Co, (3)	5.950%		BB	5,984,605
114,700	American Equity Investment Life Holding Co	6.625%		BB	2,859,471
337,943	Aspen Insurance Holdings Ltd, (3)	5.950%		BB+	8,935,213
62,000	Aspen Insurance Holdings Ltd, (3)	5.625%		BB+	1,556,200
143,100	Athene Holding Ltd, (5)	6.350%		BBB-	3,729,186
89,100	Athene Holding Ltd	6.375%		BBB-	2,333,529
108,900	Axis Capital Holdings Ltd	5.500%		BBB	2,787,840
70,700	Delphi Financial Group Inc, (5), (8)	3.582%		BBB	1,484,700

JPI	Nuveen Preferred and Income Term Fund (continued)
Portfolio of Investments July 31, 2020

Shares	Description (1)	Coupon		Ratings (2)	Value

	Insurance (continued)

119,500	Enstar Group Ltd, (5)	7.000%		BB+	$3,206,185
65,400	Globe Life Inc, (5)	6.125%		BBB+	1,700,400
200,629	Maiden Holdings North America Ltd, (5)	7.750%		N/R	4,271,391
161,200	Reinsurance Group of America Inc, (3), (5)	5.750%		BBB+	4,416,880
	Total Insurance				43,265,600

	Oil, Gas & Consumable Fuels –1.2%

130,503	NuStar Energy LP, (3)	8.500%		B1	2,509,573
78,881	NuStar Energy LP	7.625%		B1	1,379,629
114,104	NuStar Logistics LP, (5)	7.009%		B1	2,298,054
	Total Oil, Gas & Consumable Fuels				6,187,256

	Thrifts & Mortgage Finance – 1.8%

97,066	Federal Agricultural Mortgage Corp	6.000%		N/R	2,668,344
239,609	New York Community Bancorp Inc, (3)	6.375%		Ba2	6,347,243
	Total Thrifts & Mortgage Finance				9,015,587

	Trading Companies & Distributors – 0.5%

107,152	Air Lease Corp, (5)	6.150%		BB+	2,357,344
	Total $25 Par (or similar) Retail Preferred (cost $183,806,056)				186,737,218

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 0.6% (0.4% of Total Investments)

	Diversified Financial Services – 0.6%

$6,082	ILFC E-Capital Trust II, 144A	3.270%	12/21/65	BB+	$3,223,460
$6,082	Total Corporate Bonds (cost $4,464,696)				3,223,460
	Total Long-Term Investments (cost $740,467,899)				761,430,934

Principal Amount (000)	Description	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 0.0% (0.0% of Total Investments)

	REPURCHASE AGREEMENTS – 0.0% (0.0% of Total Investments)

$246	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/20, repurchase price $245,825, collateralized by $237,900 U.S. Treasury Notes, 0.125%, due 4/15/25, value $250,807	0.000%	8/03/20		$245,825
	Total Short-Term Investments (cost $245,825)				245,825
	Total Investments (cost $740,713,724) – 149.0%				761,676,759
	Borrowings – (39.1)% (10), (11)				(200,000,000)
	Reverse Repurchase Agreements – (8.8)% (12)				(45,000,000)
	Other Assets Less Liabilities – (1.1)% (13)				(5,617,218)
	Net Assets Applicable to Common Shares – 100%				$511,059,541

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	Short	(232)	9/20	$(32,159,953)	$(32,498,125)	$(338,172)	$(14,500)

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (14)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, LLC	$112,000,000	Receive	1-Month LIBOR	1.928%	Monthly	6/01/18	3/01/23	3/01/24	$(7,501,328)	$(7,501,328)
Morgan Stanley Capital Services, LLC	45,000,000	Receive	1-Month LIBOR	2.333	Monthly	7/01/19	10/01/23	7/01/24	(4,000,340)	(4,000,340)
Total	$157,000,000								$(11,501,668)	$(11,501,668)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)

Investment, or portion of investment, is hypothecated as described in Notes to Financial Statments, Note 8 – Fund Leverage. The total value of investments hypothecated as of the end of the reporting period was $185,093,212.

(4)	Perpetual security. Maturity date is not applicable.

(5)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $133,571,485 have been pledged as collateral for reverse repurchase agreements.

(6)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(7)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(9)	Investment, or portion of investment, has been pledged to collateralized the net payment obligations for investments in derivatives.

(10)	Borrowings as a percentage of Total Investments is 26.3%.

(11)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $467,983,551 have been pledged as collateral for borrowings.

(12)	Reverse Repurchase Agreements as a percentage of Total Investments is 5.9%.

(13)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(14)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

JPS	Nuveen Preferred & Income Securities Fund Portfolio of Investments July 31, 2020

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 153.8% (98.2% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 73.8% (47.1% of Total Investments)

	Banks – 26.2%

$12,300	Bank of America Corp,	6.100%	N/A (3)	BBB	$13,499,250
19,300	Bank of America Corp, (4)	6.500%	N/A (3)	BBB	21,602,587
3,000	Bank of Nova Scotia	4.900%	N/A (3)	BBB-	3,082,080
11,500	Citigroup Inc	5.950%	N/A (3)	BBB-	12,276,250
13,940	Citigroup Inc	5.950%	N/A (3)	BBB-	13,689,638
13,000	Citigroup Inc	6.125%	N/A (3)	BBB-	12,967,500
24,389	Citizens Financial Group Inc	4.264%	N/A (3)	BB+	22,193,990
3,976	Citizens Financial Group Inc	5.650%	N/A (3)	BB+	4,214,560
3,400	Citizens Financial Group Inc, (5)	6.375%	N/A (3)	BB+	3,278,637
14,000	CoBank ACB, 144A, (4)	6.250%	N/A (3)	BBB+	14,280,000
12,130	Comerica Inc	5.625%	N/A (3)	Baa2	12,952,414
6,100	Corestates Capital III, 144A, (5)	0.962%	2/15/27	A1	5,481,134
1,250	DNB Bank ASA	0.613%	N/A (3)	Baa2	896,875
1,250	DNB Bank ASA	1.740%	N/A (3)	Baa2	896,875
3,800	Farm Credit Bank of Texas, 144A	5.700%	N/A (3)	Baa1	3,997,507
1,000	Fifth Third Bancorp	4.500%	N/A (3)	Baa3	1,017,500
4,400	HBOS Capital Funding LP, Reg S	6.850%	N/A (3)	AA	4,457,728
30,000	HSBC Capital Funding Dollar 1 LP, 144A	10.176%	N/A (3)	Baa2	47,786,100
6,500	HSBC Capital Funding Dollar 1 LP, Reg S	10.176%	N/A (3)	Baa2	10,353,655
9,000	Huntington Bancshares Inc/OH	5.625%	N/A (3)	Baa3	9,933,570
10,300	JPMorgan Chase & Co	4.051%	N/A (3)	BBB+	10,168,881
7,000	JPMorgan Chase & Co, (5)	6.100%	N/A (3)	BBB+	7,367,500
55,800	JPMorgan Chase & Co	6.750%	N/A (3)	BBB+	61,844,814
8,000	KeyCorp Capital III, (5)	7.750%	7/15/29	Baa2	10,508,195
13,300	Lloyds Bank PLC, Reg S	12.000%	N/A (3)	Baa3	15,483,807
2,450	Lloyds Banking Group PLC, 144A	6.657%	N/A (3)	Baa3	2,793,000
5,700	PNC Financial Services Group Inc	6.750%	N/A (3)	Baa2	5,799,750
2,000	Regions Financial Corp	5.750%	N/A (3)	BB+	2,130,000
25,700	Standard Chartered PLC, 144A	7.014%	N/A (3)	BBB-	29,105,250
46,129	Truist Financial Corp	4.950%	N/A (3)	Baa2	49,242,707
36,386	Truist Financial Corp, (4)	4.800%	N/A (3)	Baa2	36,682,106
25,580	Wells Fargo & Co, (5)	7.950%	11/15/29	Baa1	34,192,005
	Total Banks				484,175,865

	Capital Markets – 7.6%

35,150	Bank of New York Mellon Corp, (4)	4.700%	N/A (3)	Baa1	38,059,717
5,400	Bank of New York Mellon Corp	3.726%	N/A (3)	Baa1	5,342,058
39,505	Charles Schwab Corp, (4)	5.375%	N/A (3)	BBB	43,257,975
18,700	Charles Schwab Corp	7.000%	N/A (3)	BBB	19,915,500
7,600	Goldman Sachs Group Inc	4.950%	N/A (3)	BBB-	7,623,351
5,000	Goldman Sachs Group Inc, (3-Month LIBOR reference rate + 3.922% spread), (5), (6)	4.370%	N/A (3)	BBB-	4,856,250
6,000	Goldman Sachs Group Inc	5.500%	N/A (3)	BBB-	6,442,500
3,900	Morgan Stanley	4.085%	N/A (3)	BBB-	3,787,953
10,000	State Street Corp	1.313%	6/15/47	A3	8,100,586
2,600	State Street Corp (3-Month LIBOR reference rate + 3.597% spread), (6)	5.250%	N/A (3)	Baa1	2,590,101
	Total Capital Markets				139,975,991

	Consumer Finance – 0.8%

16,987	Capital One Financial Corp, (3-Month LIBOR reference rate + 3.800% spread), (6)	4.150%	N/A (3)	Baa3	14,778,690

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services – 3.8%

2,861	Bank of America Corp, (5)	8.050%	6/15/27	Baa2	$3,844,050
1,000	Citigroup Inc	5.900%	N/A (3)	BBB-	1,050,520
10,250	Citigroup Inc	5.950%	N/A (3)	BBB-	10,653,645
7,000	Discover Financial Services	6.125%	N/A (3)	Ba2	7,439,600
4,000	JP Morgan Chase & Company	6.000%	N/A (3)	BBB+	4,160,000
28,484	Voya Financial Inc, (4), (7)	5.650%	5/15/53	BBB-	29,595,161
12,700	Voya Financial Inc	6.125%	N/A (3)	BBB-	13,130,657
	Total Diversified Financial Services				69,873,633

	Electric Utilities – 3.6%

22,075	Duke Energy Corp	4.875%	N/A (3)	BBB	22,792,437
7,955	Emera Inc, (5)	6.750%	6/15/76	BB+	8,841,983
1,000	NextEra Energy Capital Holdings Inc, (5)	2.364%	10/1/66	BBB	770,000
11,450	NextEra Energy Capital Holdings Inc, (5)	2.438%	6/15/67	BBB	8,951,315
1,600	NextEra Energy Capital Holdings Inc	4.800%	12/1/77	BBB	1,681,976
21,482	PPL Capital Funding Inc, (5)	2.973%	3/30/67	BBB	16,113,969
6,000	Southern Co	5.500%	3/15/57	BBB	6,167,571
	Total Electric Utilities				65,319,251

	Food Products – 0.3%

6,705	Dairy Farmers of America Inc, 144A, (5)	7.125%	N/A (3)	BB+	5,757,584

	Insurance – 25.7%

3,598	ACE Capital Trust II	9.700%	4/1/30	BBB+	5,325,040
9,800	AIG Life Holdings Inc, (7)	8.500%	7/1/30	Baa2	12,872,929
4,400	Allstate Corp, (7)	5.750%	8/15/53	Baa1	4,680,537
1,100	Allstate Corp	6.500%	5/15/57	Baa1	1,361,030
13,300	American International Group Inc, (7)	5.750%	4/1/48	Baa2	14,581,356
13,605	American International Group Inc, (5)	8.175%	5/15/58	Baa2	18,774,900
2,299	Aon Corp, (5)	8.205%	1/1/27	BBB	2,862,255
6,210	Argentum Netherlands BV for Swiss Re Ltd, Reg S, (5)	5.750%	8/15/50	BBB+	6,813,090
2,100	Argentum Netherlands BV for Swiss Re Ltd, Reg S	5.625%	8/15/52	BBB+	2,332,034
16,550	AXA SA, (5)	8.600%	12/15/30	A3	24,659,500
17,819	AXA SA, 144A, (5)	6.379%	N/A (3)	Baa1	23,650,624
900	AXA SA, Reg S	5.500%	N/A (3)	A3	906,750
14,550	Cloverie PLC for Zurich Insurance Co Ltd, Reg S	5.625%	6/24/46	A	16,694,786
1,200	Everest Reinsurance Holdings Inc, (5)	2.777%	5/15/37	BBB	1,044,457
5,521	Hartford Financial Services Group Inc, 144A, (5)	2.517%	2/12/47	BBB-	4,416,800
31,200	Legal & General Group PLC, Reg S	5.250%	3/21/47	A3	32,947,200
30,860	Liberty Mutual Group Inc, 144A, (5)	7.800%	3/15/37	Baa3	37,102,077
2,400	Lincoln National Corp	2.743%	5/17/66	BBB	1,680,000
10,390	Lincoln National Corp, (5)	2.312%	4/20/67	BBB	7,065,200
19,800	M&G PLC, Reg S	6.500%	10/20/48	A3	23,067,000
29,600	MetLife Capital Trust IV, 144A, (5)	7.875%	12/15/37	BBB	39,960,000
36,531	MetLife Inc, 144A, (7)	9.250%	4/8/38	BBB	54,248,535
3,000	MetLife Inc, (5)	10.750%	8/1/39	BBB	4,925,019
4,652	MetLife Inc	3.888%	N/A (3)	BBB	4,494,995
41,904	Nationwide Financial Services Inc, (5), (7)	6.750%	5/15/37	Baa2	48,205,105
6,225	Prudential Financial Inc, (7)	5.875%	9/15/42	BBB+	6,670,710
27,180	Prudential Financial Inc, (5), (7)	5.625%	6/15/43	BBB+	29,434,037
6,900	QBE Insurance Group Ltd, 144A	5.875%	N/A (3)	Baa2	7,227,750
24,400	Swiss Re Finance Luxembourg SA, 144A, (5)	5.000%	4/2/49	A	27,526,323
8,700	Willow No 2 Ireland PLC for Zurich Insurance Co Ltd, Reg S	4.250%	10/1/45	A	9,145,875
	Total Insurance				474,675,914

	Machinery – 0.3%

5,700	Stanley Black & Decker Inc	4.000%	3/15/60	BBB+	5,935,000

	Multi-Utilities – 3.3%

38,020	Dominion Energy Inc	4.650%	N/A (3)	BBB-	38,719,586
20,900	NiSource Inc, (4)	5.650%	N/A (3)	BBB-	20,377,500

JPS	Nuveen Preferred & Income Securities Fund (continued)
Portfolio of Investments July 31, 2020

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Multi-Utilities (continued)

3,000	WEC Energy Group Inc, (5)	2.505%	5/15/67	BBB	$2,338,611
	Total Multi-Utilities				61,435,697

	Oil, Gas & Consumable Fuels – 0.7%

5,900	BP Capital Markets PLC	4.375%	N/A (3)	A3	6,171,400
3,000	Enterprise Products Operating LLC, (5)	5.250%	8/16/77	Baa2	2,812,500
3,400	Enterprise Products Operating LLC	5.375%	2/15/78	Baa2	2,991,150
1,500	Transcanada Trust, (5)	5.500%	9/15/79	BBB	1,567,830
	Total Oil, Gas & Consumable Fuels				13,542,880

	Road & Rail – 1.5%

25,485	BNSF Funding Trust I	6.613%	12/15/55	A-	27,969,787
	Total $1,000 Par (or similar) Institutional Preferred (cost $1,250,305,373)				1,363,440,292

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 56.8% (36.2% of Total Investments) (8)

	Banks – 46.5%

$17,800	Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (3)	Ba2	16,932,250
5,000	Banco Santander SA, Reg S, (5)	7.500%	N/A (3)	Ba1	5,150,000
7,000	Barclays Bank PLC, (5)	7.625%	11/21/22	BBB+	7,694,010
26,000	Barclays PLC, (4)	8.000%	N/A (3)	BBB-	27,527,500
63,300	Barclays PLC, (4)	7.750%	N/A (3)	BBB-	64,486,875
31,100	Barclays PLC, Reg S	7.875%	N/A (3)	BBB-	31,877,500
58,750	BNP Paribas SA, 144A, (4)	7.625%	N/A (3)	BBB	60,086,562
5,500	BNP Paribas SA, 144A	7.000%	N/A (3)	BBB	6,125,625
38,585	BNP Paribas SA, 144A, (5)	7.375%	N/A (3)	BBB	42,877,581
10,000	BNP Paribas SA, Reg S	7.375%	N/A (3)	BBB	11,112,500
19,653	Credit Agricole SA, 144A	7.875%	N/A (3)	BBB	21,565,630
31,550	Credit Agricole SA, 144A	8.125%	N/A (3)	BBB	36,755,750
4,466	Credit Agricole SA, Reg S, (5)	8.125%	N/A (3)	BBB	5,202,890
11,588	Danske Bank A/S, Reg S, (5)	6.125%	N/A (3)	BBB-	11,718,365
600	Danske Bank A/S, Reg S	7.000%	N/A (3)	BBB-	630,630
13,300	DNB Bank ASA, Reg S	6.500%	N/A (3)	BBB	13,717,540
4,800	HSBC Holdings PLC, (5)	6.250%	N/A (3)	BBB	4,769,616
1,600	HSBC Holdings PLC, (5)	6.000%	N/A (3)	BBB	1,583,200
26,300	HSBC Holdings PLC	6.875%	N/A (3)	BBB	26,812,154
26,700	ING Groep NV	6.500%	N/A (3)	BBB	27,749,310
9,700	ING Groep NV, Reg S, (5)	6.875%	N/A (3)	BBB	10,136,500
9,600	Intesa Sanpaolo SpA, 144A	7.700%	N/A (3)	BB-	9,864,000
4,500	Lloyds Banking Group PLC, (5)	6.750%	N/A (3)	Baa3	4,646,250
48,428	Lloyds Banking Group PLC	7.500%	N/A (3)	Baa3	51,091,540
5,075	Macquarie Bank Ltd/London, 144A, (5)	6.125%	N/A (3)	BB+	5,087,688
17,000	Natwest Group PLC	6.000%	N/A (3)	BBB-	17,850,000
55,886	Natwest Group PLC	7.500%	N/A (3)	BBB-	55,883,765
14,250	Natwest Group PLC	8.000%	N/A (3)	BBB-	16,066,875
5,600	Natwest Group PLC	8.625%	N/A (3)	BBB-	5,850,824
26,400	Nordea Bank Abp, 144A, (4)	6.625%	N/A (3)	BBB+	28,611,000
35,090	Nordea Bank Abp, 144A, (4)	6.125%	N/A (3)	BBB+	36,274,287
18,988	Nordea Bank Abp, Reg S (4)	6.125%	N/A (3)	BBB+	19,628,845
1,000	Skandinaviska Enskilda Banken AB, Reg S	5.625%	N/A (3)	BBB+	1,013,750
4,550	Societe Generale SA, 144A	6.750%	N/A (3)	BB	4,569,929
11,350	Societe Generale SA, 144A, (5)	7.375%	N/A (3)	BB	11,598,338
73,300	Societe Generale SA, 144A, (4)	8.000%	N/A (3)	BB	82,279,250
9,000	Societe Generale SA, Reg S	7.875%	N/A (3)	BB+	9,573,750
16,622	Standard Chartered PLC, 144A	7.500%	N/A (3)	BBB-	17,202,108
13,000	Standard Chartered PLC, 144A, (4)	7.750%	N/A (3)	BBB-	13,715,000
4,700	Standard Chartered PLC, Reg S	7.500%	N/A (3)	BBB-	4,864,030
786	Svenska Handelsbanken AB, Reg S, (5)	5.250%	N/A (3)	A-	787,965
12,000	Swedbank AB, Reg S, (5)	6.000%	N/A (3)	BBB	12,240,000
15,000	UniCredit SpA, Reg S	8.000%	N/A (3)	B+	15,600,000
815,417	Total Banks				858,811,182

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Capital Markets – 10.3%

4,900	Credit Suisse Group AG, 144A	6.250%	N/A (3)	BB+	$5,218,500
11,000	Credit Suisse Group AG, 144A	7.500%	N/A (3)	BB+	11,599,940
3,000	Credit Suisse Group AG, 144A	6.375%	N/A (3)	BB+	3,159,390
12,000	Credit Suisse Group AG, 144A	7.250%	N/A (3)	BB+	12,765,000
58,000	Credit Suisse Group AG, 144A, (4), (5)	7.500%	N/A (3)	BB+	63,582,500
17,400	Credit Suisse Group AG, Reg S	7.500%	N/A (3)	BB+	19,074,750
6,700	Credit Suisse Group AG, Reg S	7.125%	N/A (3)	BB+	6,976,375
35,300	UBS Group AG, Reg S, (5)	6.875%	N/A (3)	BBB	37,949,688
14,500	UBS Group AG, Reg S	7.125%	N/A (3)	BBB	14,953,125
11,700	UBS Group AG, Reg S	6.875%	N/A (3)	BBB	11,875,500
3,000	UBS Group AG, 144A, (5)	7.000%	N/A (3)	BBB	3,183,330
177,500	Total Capital Markets				190,338,098
$992,917	Total Contingent Capital Securities (cost $1,003,354,855)				1,049,149,280

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 18.2% (11.7% of Total Investments)

	Banks – 7.1%

234,365	Associated Banc-Corp	5.625%		Baa3	$5,995,057
161,300	Bank of America Corp, (4)	5.375%		BBB	4,395,425
146,274	Bank of America Corp	6.000%		BBB	3,816,289
346,088	Citigroup Inc	6.875%		BBB-	9,690,464
8,214	Citigroup Inc	6.300%		BBB-	211,839
47,500	CoBank ACB, 144A, (4), (9)	6.250%		BBB+	4,868,750
53,000	CoBank ACB, (4), (9)	6.200%		BBB+	5,591,500
177,750	Farm Credit Bank of Texas, 144A, (4), (5), (9)	6.750%		Baa1	18,663,750
84,563	Fifth Third Bancorp, (4)	6.625%		Baa3	2,319,563
50,000	Fifth Third Bancorp	4.950%		Baa3	1,299,500
11,474	JPMorgan Chase & Co	5.750%		BBB+	319,895
600	JPMorgan Chase & Co	6.000%		BBB+	17,034
722,103	KeyCorp, (4)	6.125%		Baa3	20,341,641
1,592,952	PNC Financial Services Group Inc, (5)	6.125%		Baa2	43,232,717
189,200	Regions Financial Corp, (5)	5.700%		BB+	5,002,448
16,982	Synovus Financial Corp	5.875%		BB-	413,342
216,231	Wells Fargo & Co, (4)	5.850%		Baa2	5,455,508
1,400	Wells Fargo & Co	4.750%		Baa2	34,160
	Total Banks				131,668,882

	Capital Markets – 1.8%

135,585	Affiliated Managers Group Inc, (4)	5.875%		Baa1	3,771,975
369,239	Goldman Sachs Group Inc, (4)	5.500%		Ba1	9,943,606
80	Morgan Stanley	4.000%		BBB-	1,861
622,802	Morgan Stanley, (4)	5.850%		BBB-	17,818,365
12,000	Northern Trust Corp	4.700%		BBB+	325,080
74,642	State Street Corp, (4)	5.900%		Baa1	2,043,698
	Total Capital Markets				33,904,585

	Consumer Finance – 0.2%

50,338	Capital One Financial Corp, (5)	5.000%		Baa3	1,257,443
130,000	Capital One Financial Corp, (5)	4.800%		Baa3	3,061,500
	Total Consumer Finance				4,318,943

	Diversified Financial Services – 1.7%

105,300	AgriBank FCB, (4), (9)	6.875%		BBB+	11,056,500
237,400	Equitable Holdings Inc, (5)	5.250%		BBB-	5,837,666
472,073	National Rural Utilities Cooperative Finance Corp	5.500%		A3	12,750,692
39,705	Voya Financial Inc, (5)	5.350%		BBB-	1,119,284
	Total Diversified Financial Services				30,764,142

JPS	Nuveen Preferred & Income Securities Fund (continued)
Portfolio of Investments July 31, 2020

Shares	Description (1)	Coupon	Ratings (2)	Value

	Diversified Telecommunication Services – 0.8%

578,314	AT&T Inc, (4)	4.750%	BBB	$14,504,115
20,680	AT&T Inc, (5)	5.000%	BBB	544,091
25,000	AT&T Inc	5.625%	A-	687,500
	Total Diversified Telecommunication Services			15,735,706

	Electric Utilities – 1.7%

154,334	Alabama Power Co, (4)	5.000%	A3	4,116,088
152,276	Duke Energy Corp, (5)	5.750%	BBB	4,341,389
16,000	Entergy Texas Inc, (5)	5.375%	BBB-	430,560
299,756	Integrys Holding Inc, (4), (5), (9)	6.000%	BBB	7,621,402
114,962	Interstate Power and Light Co, (4)	5.100%	BBB	2,928,082
197,288	NextEra Energy Capital Holdings Inc	5.650%	BBB	5,492,498
86,891	Southern Co, (4)	5.250%	BBB	2,341,712
190,878	Southern Co	4.950%	BBB	5,001,004
	Total Electric Utilities			32,272,735

	Equity Real Estate Investment Trust – 1.2%

3,000	National Retail Properties Inc	5.200%	Baa2	73,740
80,301	Prologis Inc, (4), (9)	8.540%	BBB	5,925,411
105,700	PS Business Parks Inc	5.250%	BBB	2,749,257
5,583	PS Business Parks Inc	4.875%	BBB	141,976
3,392	Public Storage	5.200%	A3	86,157
2,979	Public Storage	5.200%	A3	75,428
193,083	Public Storage, (4)	5.600%	A3	5,504,796
8,331	Public Storage, (5)	4.875%	A3	227,103
111,690	Public Storage, (5)	4.750%	A3	3,037,968
131,589	Public Storage	4.625%	A3	3,443,684
6,765	Vornado Realty Trust, (5)	5.400%	Baa3	155,933
	Total Equity Real Estate Investment Trust			21,421,453

	Food Products – 0.6%

91,900	Dairy Farmers of America Inc, 144A, (4), (9)	7.875%	BB+	8,087,200
32,500	Dairy Farmers of America Inc, 144A, (4), (9)	7.875%	BB+	2,860,000
	Total Food Products			10,947,200

	Insurance – 2.1%

608,741	Allstate Corp, (5)	5.100%	Baa1	16,533,406
93,367	American Financial Group Inc/OH	5.875%	Baa2	2,589,067
60,000	American Financial Group Inc/OH	5.625%	Baa2	1,593,000
19,825	American International Group Inc	5.850%	Baa3	545,980
64,263	Arch Capital Group Ltd, (4)	5.250%	BBB	1,637,421
24,814	Arch Capital Group Ltd	5.450%	BBB	653,601
287,580	Hartford Financial Services Group Inc, (4), (5)	7.875%	Baa2	8,221,912
3,839	Hartford Financial Services Group Inc	6.000%	BBB-	109,028
30,000	MetLife Inc	4.750%	BBB	771,000
138,937	Prudential PLC	6.750%	BBB+	3,788,812
85,457	Reinsurance Group of America Inc, (5)	6.200%	BBB+	2,303,066
4,393	W R Berkley Corp	5.750%	Baa2	115,668
6,060	W R Berkley Corp	5.700%	Baa2	161,196
	Total Insurance			39,023,157

	Multi-Utilities – 0.7%

179,646	Algonquin Power & Utilities Corp	6.200%	BB+	4,861,221
280,000	DTE Energy Co	5.250%	BBB-	7,450,800
	Total Multi-Utilities			12,312,021

	Wireless Telecommunication Services – 0.3%
1,860	Telephone and Data Systems Inc	5.875%	BB+	46,240
43,523	Telephone and Data Systems Inc, (5)	7.000%	BB+	1,100,261
131,945	Telephone and Data Systems Inc	6.875%	BB+	3,336,889
11,573	United States Cellular Corp, (5)	7.250%	Ba1	296,963
	Total Wireless Telecommunication Services			4,780,353
	Total $25 Par (or similar) Retail Preferred (cost $317,162,544)			337,149,177

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 2.0% (1.3% of Total Investments)

	Banks – 1.0%

$7,000	Citizens Financial Group Inc	6.000%	1/6/69	BB+	$6,326,250
3,600	JPMorgan Chase & Co, (4)	8.750%	9/1/30	Baa1	5,373,280
4,469	Lloyds Banking Group PLC, Reg S	6.413%	4/1/69	Baa3	4,989,236
1,000	Lloyds Banking Group PLC, Reg S	6.657%	5/21/69	Baa3	1,140,000
16,069	Total Banks				17,828,766

	Insurance – 0.9%

5,000	AIG Life Holdings Inc, 144A, (5)	8.125%	3/15/46	Baa2	6,925,000
6,150	Liberty Mutual Insurance Co, 144A, (5)	7.697%	10/15/97	BBB+	10,434,885
11,150	Total Insurance				17,359,885

	Wireless Telecommunication Services – 0.1%

1,600	Koninklijke KPN NV, 144A, (5)	7.000%	3/28/73	BB+	1,750,416
$28,819	Total Corporate Bonds (cost $31,777,255)				36,939,067

Shares	Description (1)	Coupon		Ratings (2)	Value

	CONVERTIBLE PREFERRED SECURITIES – 1.9% (1.2% of Total Investments)

	Banks – 1.3%

17,520	Wells Fargo & Co	7.500%		Baa2	$23,678,280

	Machinery – 0.6%

9,000	Stanley Black & Decker Inc, (9)	5.000%		BBB+	10,620,000
	Total Convertible Preferred Securities (cost $30,784,385)				34,298,280

Shares	Description (1), (10)				Value

	INVESTMENT COMPANIES – 1.1% (0.7% of Total Investments)

723,135	BlackRock Credit Allocation Income Trust				10,239,592
646,421	John Hancock Preferred Income Fund III				10,724,124
	Total Investment Companies (cost $28,324,370)				20,963,716
	Total Long-Term Investments (cost $2,661,708,782)				2,841,939,812

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 2.9% (1.8% of Total Investments)

	REPURCHASE AGREEMENTS – 2.9% (1.8% of Total Investments)

$53,020	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/20, repurchase price $53,020,397, collateralized by $51,297,800 U.S. Treasury Notes, 0.125%, due 8/15/25, value $54,080,906	0.000%	8/3/20		$53,020,397
	Total Short-Term Investments (cost $53,020,397)				53,020,397
	Total Investments (cost $2,714,729,179) – 156.7%				2,894,960,209
	Borrowings – (40.1)% (11), (12)				(740,300,000)
	Reverse Repurchase Agreements – (13.4)% (13)				(248,000,000)
	Other Assets Less Liabilities – (3.2)% (14)				(59,426,717)
	Net Assets Applicable to Common Shares – 100%				$1,847,233,492

JPS	Nuveen Preferred & Income Securities Fund (continued)
Portfolio of Investments July 31, 2020

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (15)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital
Services, LLC	$521,000,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$(64,131,390)	$(64,131,390)
Morgan Stanley Capital
Services, LLC	90,000,000	Receive	1-Month LIBOR	2.364	Monthly	7/01/19	7/01/26	7/01/28	(14,907,108)	(14,907,108)
Total	$611,000,000								$(79,038,498)	$(79,038,498)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Perpetual security. Maturity date is not applicable.

(4)

Investment, or portion of investment, is hypothecated as described in Notes to Financial Statments, Note 8 – Fund Leverage. The total value of investments hypothecated as of the end of the reporting period was $623,244,232.

(5)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $505,746,851 have been pledged as collateral for reverse repurchase agreements.

(6)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(7)	Investment, or portion of investment, has been pledged to collateralized the net payment obligations for investments in derivatives.

(8)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(9)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3—Investment Valuation and Fair Value Measurements for more information.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(11)	Borrowings as a percentage of Total Investments is 25.6%.

(12)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $1,715,536,147 have been pledged as collateral for borrowings.

(13)	Reverse Repurchase Agreements as a percentage of Total Investments is 8.6%.

(14)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(15)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

JPT	Nuveen Preferred and Income 2022 Term Fund Portfolio of Investments July 31, 2020

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 122.6% (99.1% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 85.1% (68.8% of Total Investments)

	Automobiles – 1.8%

$3,014	General Motors Financial Co Inc	5.750%	N/A (3)	BB+	$2,839,750

	Banks – 37.8%

1,675	Bank of America Corp	6.300%	N/A (3)	BBB	1,925,958
465	Bank of America Corp	6.100%	N/A (3)	BBB	510,338
855	Bank of America Corp	6.250%	N/A (3)	BBB	929,140
1,560	Bank of America Corp	6.500%	N/A (3)	BBB	1,746,116
1,695	Barclays Bank PLC, 144A	10.179%	6/12/21	BBB+	1,820,812
525	BNP Paribas SA, 144A	7.195%	N/A (3)	BBB	570,281
660	CIT Group Inc	5.800%	N/A (3)	Ba3	511,071
2,932	Citigroup Inc	5.950%	N/A (3)	BBB–	3,129,910
1,525	Citigroup Inc	6.300%	N/A (3)	BBB–	1,578,375
1,530	Citigroup Inc	6.250%	N/A (3)	BBB–	1,694,475
1,500	Citigroup Inc	5.000%	N/A (3)	BBB–	1,503,750
890	Citizens Financial Group Inc	6.375%	N/A (3)	BB+	858,231
833	CoBank ACB, 144A	6.250%	N/A (3)	BBB+	849,660
1,000	Commerzbank AG, 144A	8.125%	9/19/23	Baa3	1,155,351
1,610	Farm Credit Bank of Texas, 144A	5.700%	N/A (3)	Baa1	1,693,681
5,000	Farm Credit Bank of Texas	10.000%	N/A (3)	Baa1	5,000,000
550	Fifth Third Bancorp	4.500%	N/A (3)	Baa3	559,625
1,885	Huntington Bancshares Inc/OH	5.625%	N/A (3)	Baa3	2,080,531
2,270	JPMorgan Chase & Co	5.000%	N/A (3)	BBB+	2,284,187
805	JPMorgan Chase & Co	6.100%	N/A (3)	BBB+	847,262
3,085	JPMorgan Chase & Co	6.750%	N/A (3)	BBB+	3,419,198
3,745	Lloyds Bank PLC, 144A	12.000%	N/A (3)	Baa3	4,356,858
465	M&T Bank Corp	6.450%	N/A (3)	Baa2	497,550
1,220	M&T Bank Corp	5.125%	N/A (3)	Baa2	1,250,500
1,835	Natwest Group PLC	7.648%	N/A (3)	BBB–	2,739,655
525	PNC Financial Services Group Inc	6.750%	N/A (3)	Baa2	534,187
1,266	PNC Financial Services Group Inc	5.000%	N/A (3)	Baa2	1,321,356
675	Regions Financial Corp	5.750%	N/A (3)	BB+	718,875
900	Truist Financial Corp	4.950%	N/A (3)	Baa2	960,750
3,815	Truist Financial Corp	4.800%	N/A (3)	Baa2	3,846,046
1,100	Truist Financial Corp	5.050%	N/A (3)	Baa2	1,016,053
400	USB Realty Corp, 144A, (3-Month LIBOR reference rate + 1.147% spread), (4)	1.422%	N/A (3)	A3	319,000
1,210	Wachovia Capital Trust III	5.570%	N/A (3)	Baa2	1,203,841
805	Wells Fargo & Co	7.950%	11/15/29	Baa1	1,076,019
1,360	Wells Fargo & Co	5.900%	N/A (3)	Baa2	1,381,707
2,240	Wells Fargo & Co	5.875%	N/A (3)	Baa2	2,424,800
355	Zions Bancorp NA	5.800%	N/A (3)	BB+	323,243
355	Zions Bancorp NA	7.200%	N/A (3)	BB+	359,438
	Total Banks				58,997,830

	Capital Markets – 5.9%

610	Bank of New York Mellon Corp	4.700%	N/A (3)	Baa1	660,496
2,175	Charles Schwab Corp	5.375%	N/A (3)	BBB	2,381,625
1,250	Dresdner Funding Trust I, 144A	8.151%	6/30/31	Ba1	1,750,000
993	Goldman Sachs Group Inc, (3-Month LIBOR reference rate + 3.922% spread), (4)	4.370%	N/A (3)	BBB–	964,451
1,934	Goldman Sachs Group Inc	5.300%	N/A (3)	BBB–	2,064,634
1,328	Goldman Sachs Group Inc	5.500%	N/A (3)	BBB–	1,425,940
	Total Capital Markets				9,247,146

	Commercial Services & Supplies – 1.2%

2,285	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB+	1,818,860

JPT	Nuveen Preferred and Income 2022 Term Fund (continued)
Portfolio of Investments July 31, 2020

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance – 0.6%

680	Capital One Financial Corp, (3-Month LIBOR reference rate + 3.800% spread), (4)	4.150%	N/A (3)	Baa3	$591,600
305	Discover Financial Services	5.500%	N/A (3)	Ba2	278,283
	Total Consumer Finance				869,883

	Diversified Financial Services – 3.2%

2,000	Compeer Financial ACA, 144A	6.750%	N/A (3)	BB+	2,020,000
555	Discover Financial Services	6.125%	N/A (3)	Ba2	589,854
2,360	Voya Financial Inc	6.125%	N/A (3)	BBB–	2,440,028
	Total Diversified Financial Services				5,049,882

	Electric Utilities – 3.1%

1,170	Electricite de France SA, 144A	5.250%	N/A (3)	BBB	1,216,800
3,320	Emera Inc	6.750%	6/15/76	BB+	3,690,180
	Total Electric Utilities				4,906,980

	Food Products – 5.0%

2,100	Dairy Farmers of America Inc, 144A	7.125%	N/A (3)	BB+	1,803,270
1,550	Land O’ Lakes Inc, 144A	8.000%	N/A (3)	BB	1,519,000
2,775	Land O’ Lakes Inc, 144A	7.000%	N/A (3)	BB	2,487,094
2,120	Land O’ Lakes Inc, 144A	7.250%	N/A (3)	BB	1,950,400
	Total Food Products				7,759,764

	Independent Power & Renewable Electricity Producers – 0.7%

355	AES Gener SA, 144A	7.125%	3/26/79	BB	361,038
725	AES Gener SA, 144A	6.350%	10/07/79	BB	711,189
	Total Independent Power & Renewable Electricity Producers				1,072,227

	Industrial Conglomerates – 1.8%

3,537	General Electric Co	5.000%	N/A (3)	BBB–	2,803,073

	Insurance – 17.8%

780	Aegon NV	5.500%	4/11/48	Baa1	846,997
1,530	American International Group Inc	5.750%	4/01/48	Baa2	1,677,404
2,930	Assurant Inc	7.000%	3/27/48	BB+	3,061,850
5,390	Assured Guaranty Municipal Holdings Inc, 144A	6.400%	12/15/66	BBB+	5,214,825
1,500	AXA SA	8.600%	12/15/30	A3	2,235,000
1,305	AXIS Specialty Finance LLC	4.900%	1/15/40	BBB	1,222,303
1,000	Markel Corp	6.000%	N/A (3)	BBB–	1,051,250
900	MetLife Inc, 144A	9.250%	4/08/38	BBB	1,336,500
1,205	MetLife Inc	5.875%	N/A (3)	BBB	1,319,475
1,670	Provident Financing Trust I	7.405%	3/15/38	BB+	1,880,831
3,535	QBE Insurance Group Ltd, 144A	7.500%	11/24/43	Baa1	3,940,571
818	QBE Insurance Group Ltd, Reg S	6.750%	12/02/44	BBB	904,103
530	QBE Insurance Group Ltd, 144A	5.875%	N/A (3)	Baa2	555,175
2,325	SBL Holdings Inc, 144A	7.000%	N/A (3)	BB	1,947,187
600	Swiss Re Finance Luxembourg SA, 144A	5.000%	4/02/49	A	676,877
	Total Insurance				27,870,348

	Metals & Mining – 1.0%

1,000	BHP Billiton Finance USA Ltd, 144A	6.250%	10/19/75	BBB+	1,006,170
500	BHP Billiton Finance USA Ltd, 144A	6.750%	10/19/75	BBB+	590,405
	Total Metals & Mining				1,596,575

	Multi-Utilities – 2.7%

1,540	CenterPoint Energy Inc	6.125%	N/A (3)	BBB–	1,530,375
215	CMS Energy Corp	4.750%	6/01/50	Baa2	229,565
1,529	NiSource Inc	5.650%	N/A (3)	BBB–	1,490,775
930	Sempra Energy	4.875%	N/A (3)	BBB–	962,829
	Total Multi-Utilities				4,213,544

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels – 0.9%

515	Enbridge Inc	5.750%	7/15/80	BBB–	$524,930
380	MPLX LP	6.875%	N/A (3)	BB+	332,855
498	Transcanada Trust	5.500%	9/15/79	BBB	520,520
	Total Oil, Gas & Consumable Fuels				1,378,305

	Trading Companies & Distributors – 0.5%

955	AerCap Holdings NV	5.875%	10/10/79	BB+	732,304

	U.S. Agency – 0.4%

615	Farm Credit Bank of Texas, 144A	6.200%	N/A (3)	BBB+	618,610

	Wireless Telecommunication Services – 0.7%

905	Vodafone Group PLC	7.000%	4/04/79	BB+	1,088,116
	Total $1,000 Par (or similar) Institutional Preferred (cost $132,118,861)				132,863,197

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 37.0% (29.9% of Total Investments)

	Banks – 10.3%

8,122	Citigroup Inc	7.125%		BBB–	$230,584
16,050	CoBank ACB, 144A, (5)	6.250%		BBB+	1,645,125
34,640	CoBank ACB, (5)	6.200%		BBB+	3,654,520
15,000	Farm Credit Bank of Texas, 144A, (5)	6.750%		Baa1	1,575,000
50,000	Fifth Third Bancorp	6.625%		Baa3	1,371,500
50,000	Huntington Bancshares Inc/OH	6.250%		Baa3	1,277,000
14,200	KeyCorp	6.125%		Baa3	400,014
100,000	Regions Financial Corp	6.375%		BB+	2,739,000
20,000	Regions Financial Corp	5.700%		BB+	528,800
29,300	Synovus Financial Corp	5.875%		BB–	713,162
29,500	Truist Financial Corp	4.750%		Baa2	743,400
16,400	Wells Fargo & Co	4.750%		Baa2	400,160
33,400	Wintrust Financial Corp	6.875%		BB	862,054
	Total Banks				16,140,319

	Capital Markets – 4.1%

7,777	Goldman Sachs Group Inc	5.500%		Ba1	209,435
43,200	Morgan Stanley	7.125%		BBB–	1,242,000
73,200	Morgan Stanley	6.875%		BBB–	2,100,840
54,400	Morgan Stanley	5.850%		BBB–	1,556,384
23,100	Morgan Stanley	6.375%		BBB–	652,344
22,821	State Street Corp	5.350%		Baa1	648,116
	Total Capital Markets				6,409,119

	Consumer Finance – 1.0%

25,000	GMAC Capital Trust I	6.177%		BB–	601,750
42,100	Synchrony Financial	5.625%		BB–	1,015,452
	Total Consumer Finance				1,617,202

	Diversified Financial Services – 4.4%

32,213	AgriBank FCB, (5)	6.875%		BBB+	3,382,365
26,200	Equitable Holdings Inc	5.250%		BBB–	644,258
99,303	Voya Financial Inc	5.350%		BBB–	2,799,352
	Total Diversified Financial Services				6,825,975

	Diversified Telecommunication Services – 0.4%

22,900	AT&T Inc	4.750%		BBB	574,332

	Food Products – 3.5%

26,859	CHS Inc	7.875%		N/R	735,937
68,707	CHS Inc	7.100%		N/R	1,731,416

JPT	Nuveen Preferred and Income 2022 Term Fund (continued)
Portfolio of Investments July 31, 2020

Shares	Description (1)	Coupon		Ratings (2)	Value

	Food Products (continued)

31,132	CHS Inc	6.750%		N/R	$781,413
81,867	CHS Inc	7.500%		N/R	2,232,513
	Total Food Products				5,481,279

	Insurance – 9.1%

63,100	American Equity Investment Life Holding Co	5.950%		BB	1,473,385
32,800	American Equity Investment Life Holding Co	6.625%		BB	817,704
73,215	Aspen Insurance Holdings Ltd	5.950%		BB+	1,935,805
74,900	Aspen Insurance Holdings Ltd	5.625%		BB+	1,879,990
79,700	Athene Holding Ltd	6.350%		BBB–	2,076,982
30,500	Athene Holding Ltd	6.375%		BBB–	798,795
99,736	Delphi Financial Group Inc, (5)	3.582%		BBB	2,094,456
31,900	Enstar Group Ltd	7.000%		BB+	855,877
65,687	Maiden Holdings North America Ltd	7.750%		N/R	1,398,476
35,002	Reinsurance Group of America Inc	5.750%		BBB+	959,055
	Total Insurance				14,290,525

	Oil, Gas & Consumable Fuels – 1.8%

92,134	NuStar Energy LP	8.500%		B1	1,771,737
46,191	NuStar Energy LP	7.625%		B1	807,880
9,998	NuStar Logistics LP	7.009%		B1	201,360
	Total Oil, Gas & Consumable Fuels				2,780,977

	Thrifts & Mortgage Finance – 2.0%

15,135	Federal Agricultural Mortgage Corp	6.000%		N/R	416,061
99,776	New York Community Bancorp Inc	6.375%		Ba2	2,643,066
	Total Thrifts & Mortgage Finance				3,059,127

	Trading Companies & Distributors – 0.4%

30,614	Air Lease Corp	6.150%		BB+	673,508
	Total $25 Par (or similar) Retail Preferred (cost $58,997,285)				57,852,363

Principal Amount (000)	Description (1), (2)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 0.5% (0.4% of Total Investments)

	Diversified Financial Services – 0.5%

$1,420	ILFC E-Capital Trust II, 144A	3.270%	12/21/65	BB+	$752,600
$1,420	Total Corporate Bonds (cost $1,053,759)				752,600
	Total Long-Term Investments (cost $192,169,905)				191,468,160

Principal Amount (000)	Description	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 1.1% (0.9% of Total Investments)

	REPURCHASE AGREEMENTS – 1.1% (0.9% of Total Investments)

$1,718	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/20, repurchase price $1,718,342, collateralized by $1,662,600 U.S. Treasury Notes, 0.125%, due 4/15/25, value $1,752,803	0.000%	8/03/20		$1,718,342
	Total Short-Term Investments (cost $1,718,342)				1,718,342
	Total Investments (cost $193,888,247) – 123.7%				193,186,502
	Borrowings – (23.9)% (6), (7)				(37,300,000)
	Other Assets Less Liabilities – 0.2% (8)				312,912
	Net Assets Applicable to Common Shares – 100%				$156,199,414

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	Short	(58)	9/20	(8,039,988)	$(8,124,531)	$(84,543)	$(3,625)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Perpetual security. Maturity date is not applicable.

(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(5)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(6)	Borrowings as a percentage of Total Investments is 19.3%.

(7)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(8)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

July 31, 2020

	JPC	JPI	JPS	JPT
Assets
Long-term investments, at value (cost $1,373,337,569, $740,467,899, $2,661,708,782 and $192,169,905, respectively)	$1,410,842,643	$761,430,934	$2,841,939,812	$191,468,160
Short-term investments, at value (cost approximates value)	20,978,407	245,825	53,020,397	1,718,342
Cash	243,503	1,050,962	105,001	—
Cash collateral at brokers for investments in futures(1)	439,993	399,994	—	105,026
Cash collateral at brokers for investments in swaps(1)	16,942,853	1,341,000	—	—
Receivable for:
Dividends	438,574	159,487	1,274,035	63,058
Interest	14,922,833	8,600,870	37,605,481	1,800,192
Investments sold	2,989,738	1,217,543	559,338	88,525
Reclaims	49,905	—	—	—
Other assets	347,906	65,127	647,353	4,728
Total assets	1,468,196,355	774,511,742	2,935,151,417	195,248,031
Liabilities
Borrowings	400,000,000	200,000,000	740,300,000	37,300,000
Reverse repurchase agreements	100,000,000	45,000,000	248,000,000	—
Unrealized depreciation on interest rate swaps	42,108,731	11,501,668	79,038,498	—
Payable for:
Dividends	5,377,381	2,916,725	10,186,120	786,421
Investments purchased – regular settlement	6,659,248	3,126,350	6,775,000	737,500
Variation margin on futures contracts	15,875	14,500	—	3,625
Accrued expenses:
Interest	379,472	189,705	772,362	29,123
Management fees	945,214	532,085	1,900,678	136,085
Trustees fees	323,904	59,652	622,454	1,837
Other	193,172	111,516	322,813	54,026
Total liabilities	556,002,997	263,452,201	1,087,917,925	39,048,617
Net assets applicable to common shares	$912,193,358	$511,059,541	$1,847,233,492	$156,199,414
Common shares outstanding	103,355,149	22,761,391	203,779,868	6,839,180
Net asset value (“NAV”) per common share outstanding	$8.83	$22.45	$9.06	$22.84
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$1,033,551	$227,614	$2,037,799	$68,392
Paid-in-surplus	1,032,333,677	537,599,133	1,858,910,171	167,965,527
Total distributable earnings	(121,173,870)	(26,767,206)	(13,714,478)	(11,834,505)
Net assets applicable to common shares	$912,193,358	$511,059,541	$1,847,233,492	$156,199,414
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

Statement of Operations

Year Ended July 31, 2020

	JPC	JPI	JPS	JPT
Investment Income
Dividends	$32,653,249	$13,578,352	$26,508,631	$4,238,465
Interest	58,747,482	34,906,679	148,854,979	7,306,667
Other	252,672	97,033	320,087	—
Tax withheld	(287)	—	—	—
Total investment income	91,653,116	48,582,064	175,683,697	11,545,132
Expenses
Management fees	12,323,964	6,730,739	23,710,605	1,703,445
Interest expense	11,447,173	5,405,285	21,873,467	871,981
Custodian fees	178,960	107,993	296,572	40,694
Trustees fees	40,463	21,276	79,260	5,418
Professional fees	74,571	54,526	111,870	34,464
Shareholder reporting expenses	150,209	75,354	295,235	27,694
Shareholder servicing agent fees	1,929	128	5,155	146
Stock exchange listing fees	28,545	6,738	56,292	6,738
Investor relations expenses	92,218	47,131	178,874	12,328
Other	78,604	45,626	53,003	24,133
Total expenses	24,416,636	12,494,796	46,660,333	2,727,041
Net investment income (loss)	67,236,480	36,087,268	129,023,364	8,818,091
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(65,711,069)	(22,506,803)	(68,779,726)	(4,247,635)
Futures contracts	(2,608,517)	(2,379,676)	—	(594,879)
Swaps	(1,473,476)	(705,667)	(2,767,376)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(28,862,271)	(15,637,860)	(22,544,449)	(3,744,189)
Futures contracts	(370,240)	(338,172)	—	(84,543)
Swaps	(31,798,920)	(8,528,772)	(59,688,741)	—
Net realized and unrealized gain (loss)	(130,824,493)	(50,096,950)	(153,780,292)	(8,671,246)
Net increase (decrease) in net assets applicable to common shares from operations	$(63,588,013)	$(14,009,682)	$(24,756,928)	$146,845

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	JPC		JPI
	Year Ended 7/31/20	Year Ended 7/31/19	Year Ended 7/31/20	Year Ended 7/31/19
Operations
Net investment income (loss)	$67,236,480	$72,203,943	$36,087,268	$37,284,869
Net realized gain (loss) from:
Investments and foreign currency	(65,711,069)	(10,856,687)	(22,506,803)	(4,553,349)
Futures contracts	(2,608,517)	(150,472)	(2,379,676)	(131,654)
Swaps	(1,473,476)	1,058,625	(705,667)	499,227
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(28,862,271)	35,636,098	(15,637,860)	17,542,434
Futures contracts	(370,240)	—	(338,172)	—
Swaps	(31,798,920)	(24,220,305)	(8,528,772)	(7,172,833)
Net increase (decrease) in net assets applicable to common shares from operations	(63,588,013)	73,671,202	(14,009,682)	43,468,694
Distributions to Common Shareholders
Dividends	(69,950,246)	(72,875,999)	(35,590,098)	(36,597,335)
Return of capital	(2,384,333)	(2,763,427)	(959,791)	(406,048)
Decrease in net assets applicable to common shares from distributions to common shareholders	(72,334,579)	(75,639,426)	(36,549,889)	(37,003,383)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	190,641	—	96,137	—
Cost of shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	190,641	—	96,137	—
Net increase (decrease) in net assets applicable to common shares	(135,731,951)	(1,968,224)	(50,463,434)	6,465,311
Net assets applicable to common shares at the beginning of period	$1,047,925,309	1,049,893,533	$561,522,975	555,057,664
Net assets applicable to common shares at the end of period	$912,193,358	$1,047,925,309	$511,059,541	$561,522,975

See accompanying notes to financial statements.

	JPS		JPT
	Year Ended 7/31/20	Year Ended 7/31/19	Year Ended 7/31/20	Year Ended 7/31/19
Operations
Net investment income (loss)	$129,023,364	$133,526,435	$8,818,091	$9,307,947
Net realized gain (loss) from:
Investments and foreign currency	(68,779,726)	3,420,882	(4,247,635)	(2,053,791)
Futures contracts	—	—	(594,879)	(69,157)
Swaps	(2,767,376)	1,985,867	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(22,544,449)	65,302,095	(3,744,189)	4,900,089
Futures contracts	—	—	(84,543)	(15,501)
Swaps	(59,688,741)	(45,466,395)	—	—
Net increase (decrease) in net assets applicable to common shares from operations	(24,756,928)	158,768,884	146,845	12,069,587
Distributions to Common Shareholders
Dividends	(122,286,673)	(134,125,759)	(9,720,057)	(9,714,536)
Return of capital	(10,169,864)	(2,824,952)	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(132,456,537)	(136,950,711)	(9,720,057)	(9,714,536)
Capital Share Transactions
Common Shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	149,932	29,313
Cost of shares repurchased and retired	—	(281,341)	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	(281,341)	149,932	29,313
Net increase (decrease) in net assets applicable to common shares	(157,213,465)	21,536,832	(9,423,280)	2,384,364
Net assets applicable to common shares at the beginning of period	$2,004,446,957	1,982,910,125	$165,622,694	163,238,330
Net assets applicable to common shares at the end of period	$1,847,233,492	$2,004,446,957	$156,199,414	$165,622,694

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended July 31, 2020

	JPC	JPI	JPS	JPT
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$(63,588,013)	$(14,009,682)	$(24,756,928)	$146,845
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(482,806,853)	(261,100,456)	(690,991,319)	(42,983,628)
Proceeds from sales and maturities of investments	585,956,981	287,428,588	821,871,939	49,578,382
Proceeds from (Purchases of) short-term investments, net	(2,668,969)	(245,825)	(29,976,353)	(1,718,342)
Taxes paid	—	—	—	(144)
Amortization (Accretion) of premiums and discounts, net	6,648,292	2,109,785	8,470,665	917,587
(Increase) Decrease in:
Receivable for dividends	(303,278)	(140,718)	5,061	(63,058)
Receivable for interest	1,661,704	343,030	3,183,826	45,200
Receivable for investments sold	(2,694,256)	(1,143,912)	(558,633)	971,683
Receivable for reclaims	3,821	15,745	125,369	—
Other assets	31,595	(5,653)	(63,153)	(737)
Increase (Decrease) in:
Payable for investments purchased - regular settlement	3,175,845	3,126,350	6,775,000	737,500
Payable for variation margin on futures contracts	15,875	14,500	—	3,625
Accrued interest	(1,145,193)	(508,049)	(2,104,528)	(71,744)
Accrued management fees	(176,364)	(64,975)	(208,206)	(14,941)
Accrued Trustees fees	37,617	6,835	74,378	222
Accrued other expenses	(49,337)	(19,125)	(69,772)	(9,242)
Net realized (gain) loss from investments and foreign currency	65,711,069	22,506,803	68,779,726	4,247,635
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	28,862,271	15,637,860	22,544,449	3,744,189
Swaps	31,798,920	8,528,772	59,688,741	—
Net cash provided by (used in) operating activities	170,471,727	62,479,873	242,790,262	15,531,032
Cash Flows from Financing Activities
Increase (Decrease) in cash overdraft	—	(1,140,217)	—	(662,404)
Proceeds from reverse repurchase agreements	73,500,000	20,000,000	105,000,000	—
(Repayments of) repurchase agreements	(108,500,000)	(35,000,000)	(117,000,000)	—
Proceeds from borrowings	115,690,000	69,300,000	220,000,000	13,000,000
(Repayments of) borrowings	(170,690,000)	(79,300,000)	(333,000,000)	(18,200,000)
Cash distributions paid to common shareholders	(72,970,110)	(36,584,215)	(133,571,140)	(9,563,629)
Net cash provided by (used in) financing activities	(162,970,110)	(62,724,432)	(258,571,140)	(15,426,033)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	7,501,617	(244,559)	(15,780,878)	104,999
Cash and cash collateral at brokers at the beginning of period	10,124,732	3,036,515	15,885,879	27
Cash and cash collateral at brokers at the end of period	$17,626,349	$2,791,956	$105,001	$105,026

Supplemental Disclosure of Cash Flow Information
Cash paid for interest (excluding amortization of offering costs)	$12,562,366	$5,893,334	$23,937,995	$934,057
Non-cash financing activities not included herein consists of reinvestments of common share distributions	190,641	96,137	—	149,932

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount per Share Repurchased and Retired	Ending NAV	Ending Share Price

JPC
Year Ended 7/31:
2020	$10.14	$0.65	$(1.26)	$(0.61)	$(0.68)	$—	$(0.02)	$(0.70)	$—	$8.83	$8.81
2019	10.16	0.70	0.01	0.71	(0.70)	—	(0.03)	(0.73)	—	10.14	9.91
2018	10.87	0.76	(0.70)	0.06	(0.77)	—	— *	(0.77)	—	10.16	9.44
2017	10.53	0.72	0.40	1.12	(0.77)	—	(0.01)	(0.78)	—	10.87	10.59
2016	10.45	0.77	0.11	0.88	(0.80)	—	—	(0.80)	—	10.53	10.43

JPI

Year Ended 7/31:
2020	24.67	1.59	(2.20)	(0.61)	(1.57)	—	(0.04)	(1.61)	—	22.45	22.20
2019	24.39	1.64	0.27	1.91	(1.61)	—	(0.02)	(1.63)	—	24.67	24.27
2018	25.97	1.66	(1.55)	0.11	(1.62)	—	(0.07)	(1.69)	—	24.39	23.13
2017	24.60	1.75	1.46	3.21	(1.77)	—	(0.07)	(1.84)	—	25.97	25.15
2016	24.88	1.86	(0.01)	1.85	(1.95)	(0.18)	—	(2.13)	—	24.60	24.59

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JPC

Year Ended 7/31:
2020	$400,000	$3,280
2019	455,000	3,303
2018	437,000	3,403
2017	540,000	3,079
2016	404,100	3,526

JPI

Year Ended 7/31:
2020	200,000	3,555
2019	210,000	3,674
2018	225,000	3,467
2017	225,000	3,627
2016	225,000	3,488

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Asset(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(6.16)%	(4.12)%	$912,193	2.50%	6.87%	32%
7.48	13.52	1,047,925	3.04	7.10	23
0.57	(3.76)	1,049,894	2.59	7.19	29
11.16	9.73	1,122,751	1.92	6.82	32
9.01	23.47	1,020,717	1.73	7.58	17

(2.50)	(1.93)	511,060	2.34	6.75	34
8.29	12.79	561,523	2.72	6.90	27
0.37	(1.40)	555,058	2.22	6.56	26
13.62	10.29	591,018	1.93	7.04	19
7.96	20.97	559,722	1.77	7.73	23

(c) •

Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements (as described in Note 8 – Fund Leverage), where applicable.

•	Each ratio includes the effect of all interest expenses paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

JPC	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

Year Ended 7/31:
2020	1.17%
2019	1.73
2018	1.29
2017	0.70
2016	0.50

JPI

Year Ended 7/31:
2020	1.01
2019	1.43
2018	0.97
2017	0.67
2016	0.50

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per common share.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount per Share Repurchased and Retired		Offering Costs	Ending NAV	Ending Share Price

JPS

Year Ended 7/31:
2020	$9.84	$0.63	$(0.76)	$(0.13)	$(0.60)	$—	$(0.05)	$(0.65)	$—		$—	$9.06	$9.07
2019	9.73	0.66	0.12	0.78	(0.66)	—	(0.01)	(0.67)	—	**	—	9.84	9.79
2018	10.39	0.69	(0.62)	0.07	(0.73)	—	—	(0.73)	—		—	9.73	8.94
2017	9.67	0.71	0.75	1.46	(0.74)	—	—	(0.74)	—		—	10.39	10.30
2016	9.75	0.69	(0.07)	0.62	(0.70)	—	—	(0.70)	—		—	9.67	9.63

JPT

Year Ended 7/31:
2020	24.24	1.29	(1.27)	0.02	(1.42)	—	—	(1.42)	—		—	22.84	23.20
2019	23.89	1.36	0.41	1.77	(1.42)	—	—	(1.42)	—		—	24.24	23.90
2018	25.62	1.44	(1.66)	(0.22)	(1.51)	—	—	(1.51)	—		—	23.89	23.17
2017(d)	24.63	0.74	0.94	1.68	(0.64)	—	—	(0.64)	—		(0.05)	25.62	25.24

	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JPS

Year Ended 7/31:
2020	$740,300	$3,495
2019	853,300	3,349
2018	845,300	3,346
2017	845,300	3,506
2016	945,000	3,086

JPT

Year Ended 7/31:
2020	37,300	5,188
2019	42,500	4,897
2018	42,500	4,841
2017(d)	42,500	5,113

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(1.29)%	(0.59)%	$1,847,233	2.44%		6.73%		24%
8.53	18.01	2,004,447	3.02		6.91		16
0.66	(6.43)	1,982,910	2.48		6.77		13
15.83	15.50	2,118,545	2.03		7.18		13
6.77	14.48	1,970,819	1.84		7.31		36

0.15	3.18	156,199	1.71		5.52		22
7.76	9.78	165,623	2.00		5.83		26
(0.84)	(2.36)	163,238	1.77		5.82		28
6.69	3.54	174,791	1.61	*	5.73	*	22

(c) •

Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements (as described in Note 8 – Fund Leverage), where applicable.

•	Each ratio includes the effect of all interest expenses paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

JPS	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

Year Ended 7/31:
2020	1.14%
2019	1.73
2018	1.22
2017	0.77
2016	0.50

JPT

Year Ended 7/31:
2020	0.55
2019	0.83
2018	0.60
2017(d)	0.42	*

(d)	For the period January 26, 2017 (commencement of operations) through July 31, 2017.
(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

*	Annualized.
**	Rounds to less than $0.01 per common share.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Preferred & Income Opportunities Fund (JPC)

•	Nuveen Preferred and Income Term Fund (JPI)

•	Nuveen Preferred & Income Securities Fund (JPS)

•	Nuveen Preferred and Income 2022 Term Fund (JPT)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified, closed-end management investment companies. JPC, JPI, JPS and JPT were each organized as Massachusetts business trusts on January 27, 2003, April 18, 2012, June 24, 2002 and July 6, 2016, respectively.

The end of the reporting period for the Funds is July 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2020 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, Spectrum Asset Management, Inc. (“Spectrum”), and/or Nuveen Asset Management LLC (“NAM”), a subsidiary of the Adviser, (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). NWQ and NAM are each responsible for approximately half of JPC’s portfolio. NAM manages the investment portfolio of JPI and JPT, while Spectrum manages the investment portfolio of JPS. The Adviser is responsible for managing JPC’s, JPI’s and JPS’s investments in swap contracts.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the ‘‘Board’’) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Foreign Currency Transactions and Translation

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

As of the end of the reporting period, the Funds’ investments in non-U.S. securities were as follows:

JPC	Value	% of Total Investments
Country:
United Kingdom	$101,669,733	7.1%
Switzerland	56,728,084	4.0
France	54,513,245	3.8
Canada	38,401,461	2.7
Australia	25,450,852	1.8
Netherlands	21,700,051	1.5
Spain	14,461,706	1.0
Italy	12,990,250	0.9
Bermuda	12,199,547	0.8
Germany	11,324,087	0.8
Other	22,804,259	1.6
Total non-U.S. securities	$372,243,275	26.0%

JPI
Country:
United Kingdom	$82,469,110	10.8%
Switzerland	53,067,297	7.0
France	51,270,947	6.7
Australia	23,773,050	3.1
Netherlands	14,884,997	1.9
Spain	13,701,444	1.8
Italy	12,192,485	1.6
Canada	10,706,271	1.4
Ireland	10,179,603	1.3
Germany	4,947,980	0.7
Other	10,343,541	1.4
Total non-U.S. securities	$287,536,725	37.7%

Notes to Financial Statements (continued)

JPS	Value	% of Total Investments
Country:
United Kingdom	$534,004,434	18.5%
France	340,964,680	11.8
Switzerland	217,864,422	7.5
Finland	84,514,133	2.9
Netherlands	48,781,350	1.7
Canada	29,077,238	1.0
Ireland	25,840,661	0.9
Italy	25,464,000	0.9
Spain	22,082,250	0.8
Other	54,217,438	1.8
Total non-U.S. securities	$1,382,810,606	47.8%

JPT
Country:
United Kingdom	$10,005,441	5.2%
Australia	6,996,423	3.6
Canada	4,735,630	2.5
France	4,022,081	2.1
Ireland	3,303,764	1.7
Germany	2,905,351	1.5
Japan	2,094,456	1.1
Other	2,379,751	1.2
Total non-U.S. securities	$36,442,897	18.9%

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recorded on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Fund Leverage.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds. The Funds have adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of August 1, 2019, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased for JPC, JPI, JPS and JPT by $10,633,735, $3,525,443, $28,206,191 and $1,696,981, respectively. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements. Management has evaluated the impact of this ASU and has adopted the changes into these financial statements.

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.

Reference Rate Reform

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

3. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

The Fund’s investments in securities is recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non- U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAV’s on valuation date and are generally classified as Level 1.

Notes to Financial Statements (continued)

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price, and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

JPC	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$656,061,714		$—	$656,061,714
$25 Par (or similar) Retail Preferred	361,051,413	66,181,126	**	—	427,232,539
Contingent Capital Securities	—	234,075,478		—	234,075,478
Corporate Bonds	—	73,980,481		—	73,980,481
Convertible Preferred Securities	19,492,431	—		—	19,492,431

Short-Term Investments:
Repurchase Agreements	—	20,978,407		—	20,978,407

Investments in Derivatives:
Interest Rate Swaps***	—	(42,108,731)		—	(42,108,731)
Futures Contracts***	(370,240)	—		—	(370,240)
Total	$380,173,604	$1,009,168,475		$—	$1,389,342,079

JPI
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$351,057,493		$—	$351,057,493
Contingent Capital Securities	—	220,412,763		—	220,412,763
$25 Par (or similar) Retail Preferred	136,900,964	49,836,254	**	—	186,737,218
Corporate Bonds	—	3,223,460		—	3,223,460

Short-Term Investments:
Repurchase Agreements	—	245,825		—	245,825

Investments in Derivatives:
Interest Rate Swaps***	—	(11,501,668)		—	(11,501,668)
Futures Contracts***	(338,172)	—		—	(338,172)
Total	$136,562,792	$613,274,127		$—	$749,836,919

JPS	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$1,363,440,292		$—	$1,363,440,292
Contingent Capital Securities	—	1,049,149,280		—	1,049,149,280
$25 Par (or similar) Retail Preferred	272,474,664	64,674,513	**	—	337,149,177
Corporate Bonds	—	36,939,067		—	36,939,067
Convertible Preferred Securities	23,678,280	10,620,000	**	—	34,298,280
Investment Companies	20,963,716	—		—	20,963,716

Short-Term Investments:
Repurchase Agreements	—	53,020,397		—	53,020,397

Investments in Derivatives:
Interest Rate Swaps***	—	(79,038,498)		—	(79,038,498)
Total	$317,116,660	$2,498,805,051		$—	$2,815,921,711

JPT
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$132,863,197		$—	$132,863,197
$25 Par (or similar) Retail Preferred	45,500,897	12,351,466	**	—	57,852,363
Corporate Bonds	—	752,600		—	752,600

Short-Term Investments:
Repurchase Agreements	—	1,718,342		—	1,718,342

Investments in Derivatives:
Futures Contracts***	(84,543)	—		—	(84,543)
Total	$45,416,354	$147,685,605		$—	$193,101,959
*	Refer to the Fund’s Portfolio of Investments for industry classifications, when applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
JPC	Fixed Income Clearing Corporation	$20,978,407	$(20,978,407)	$—
JPI	Fixed Income Clearing Corporation	245,825	(245,825)	—
JPS	Fixed Income Clearing Corporation	53,020,397	(53,020,397)	—
JPT	Fixed Income Clearing Corporation	1,718,342	(1,718,342)	—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Notes to Financial Statements (continued)

Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:

	JPC	JPI	JPS	JPT
Purchases	$482,806,853	$261,100,456	$690,991,319	$42,983,628
Sales and maturities	585,956,981	287,428,588	821,871,939	49,578,382

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as ‘‘initial margin,’’ into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as ‘‘Cash collateral at broker for investments in futures contracts’’ on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days ‘‘mark-to-market’’ of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as ‘‘variation margin.’’ Variation margin is recognized as a receivable and/or payable for ‘‘Variation margin on futures contracts’’ on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by ‘‘marking-to-market’’ on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of ‘‘Change in net unrealized appreciation (depreciation) of futures contracts’’ on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of ‘‘Net realized gain (loss) from futures contracts’’ on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, JPC, JPI and JPT invested in short interest rate futures to manage the Fund’s exposure to various points along the yield curve, with a net effect of decreasing the Fund’s overall interest rate sensitivity.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	JPC	JPI	JPT
Average notional amount of futures contracts outstanding*	$21,401,915	$19,530,653	$4,882,663
*

The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the current fiscal period and at the end of each quarter within the current fiscal period.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JPC
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(370,240)
JPI
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(338,172)
JPT
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(84,543)
*

Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the daily asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
JPC	Interest rate	Futures contracts	$(2,608,517)	$(370,240)
JPI	Interest rate	Futures contracts	(2,379,696)	(338,172)
JPT	Interest rate	Futures contracts	(594,879)	(84,543)

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap, that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or

Notes to Financial Statements (continued)

received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, JPC, JPI and JPS continued to use interest rate swap contracts to partially hedge the interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	JPC	JPI	JPS
Average notional amount of interest rate swap contracts outstanding*	$325,500,000	$157,000,000	$611,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JPC
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(42,108,731)
JPI
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(11,501,668)
JPS
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(79,038,498)
**

Some swap contracts require a counterparty to pay or receive a premium, which is disclosed in the Statement of Assets and Liabilities, when applicable, and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JPC	Morgan Stanley Capital Services LLC	$—	$(42,108,731)	$(42,108,731)	$41,651,749	$(456,982)
JPI	Morgan Stanley Capital Services LLC	—	(11,501,668)	(11,501,668)	11,203,690	(297,978)
JPS	Morgan Stanley Capital Services LLC	—	(79,038,498)	(79,038,498)	76,074,240	(2,964,258)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
JPC	Interest rate	Swaps	$(1,473,476)	$(31,798,920)
JPI	Interest rate	Swaps	(705,667)	(8,528,772)
JPS	Interest rate	Swaps	(2,767,376)	(59,688,741)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Share Transactions

Transactions in common shares during the Funds’ current and prior fiscal period were as follows:

	JPC		JPI		JPS		JPT
	Year Ended 7/31/20	Year Ended 7/31/19	Year Ended 7/31/20	Year Ended 7/31/19	Year Ended 7/31/20	Year Ended 7/31/19	Year Ended 7/31/20	Year Ended 7/31/19
Common shares:
Issued to shareholders due to reinvestment of distributions	22,600	—	4,083	—	—	—	6,460	1,221
Repurchased and retired	—	—	—	—	—	(38,000)	—	—

Weighted average common share:
Price per share repurchased and retired	$—	$—	$—	$—	$—	$7.38	$—	$—
Discount per share repurchased and retired	—%	—%	—%	—%	—%	17.59%	—%	—%

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of July 31, 2020.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	JPC	JPI	JPS	JPT
Tax cost of investments	$1,408,898,209	$745,062,271	$2,721,933,416	$195,070,056
Gross unrealized:
Appreciation	$55,629,050	$32,968,960	$183,386,457	$6,009,985
Depreciation	(75,185,180)	(28,194,312)	(89,398,162)	(7,978,082)
Net unrealized appreciation (depreciation) of investments	$(19,556,130)	$4,774,648	$93,988,295	$(1,968,097)

Notes to Financial Statements (continued)

Permanent differences, primarily due to bond premium amortization adjustments, treatment of notional principal contracts, complex securities character adjustments and federal taxes paid resulted in reclassifications among the Funds’ components of common share net assets as of July 31, 2020, the Funds’ tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2020, the Funds’ tax year end, were as follows:

	JPC	JPI	JPS	JPT
Undistributed net ordinary income[1]	$—	$—	$—	$113,667
Undistributed net long-term capital gains	—	—	—	—

[1]  Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2020 and paid on August 3, 2020. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2020 and July 31, 2019 was designated for purposes of the dividends paid deduction as follows:

2020	JPC	JPI	JPS	JPT
Distributions from net ordinary income[2]	$69,950,246	$35,590,098	$122,286,673	$9,720,057
Distributions from net long-term capital gains	—	—	—	—
Return of capital	2,384,333	959,791	10,169,864	—

2019	JPC	JPI	JPS	JPT
Distributions from net ordinary income[2]	$72,875,999	$36,597,335	$134,127,887	$9,714,392
Distributions from net long-term capital gains	—	—	—	—
Return of capital	2,763,427	406,048	2,824,952	—

[2] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of July 31, 2020, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	JPC[3]	JPI	JPS	JPT
Not subject to expiration:
Short-term	$39,477,696	$11,626,863	$17,229,059	$2,075,713
Long-term	56,857,408	17,188,937	81,135,766	7,093,919
Total	$96,335,104	$28,815,800	$98,364,825	$9,169,632

[3]	A portion of JPC’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

7. Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to JPS. During the current fiscal period, JPS paid Spectrum commissions of $92,385.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	JPC	JPI	JPS	JPT
For the first $500 million	0.6800%	0.7000%	0.7000%	0.7000%
For the next $500 million	0.6550	0.6750	0.6750	0.6750
For the next $500 million	0.6300	0.6500	0.6500	0.6500
For the next $500 million	0.6050	0.6250	0.6250	0.6250
For managed assets over $2 billion	0.5800	0.6000	0.6000	0.6000

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of July 31, 2020, the complex-level fee rate for each Fund was 0.1578%.

8. Fund Leverage

Borrowings

JPC, JPI, JPS, and JPT have each entered into a borrowing arrangement (collectively, “Borrowings”) which permit the Funds to borrow on a secured basis as a means of leverage. As of the end of the reporting period, each Fund’s maximum commitment amount under these Borrowings is as follows:

	JPC	JPI	JPS	JPT
Maximum commitment amount	$440,000,000	$225,000,000	$850,000,000	$47,000,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	JPC	JPI	JPS	JPT
Outstanding balance on Borrowings	$400,000,000	$200,000,000	$740,300,000	$37,300,000

For JPC, JPI and JPS interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.75% (0.70% prior to December 31, 2019) per annum on the amounts borrowed and 0.50% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 20% of the maximum commitment amount. During the current fiscal period, JPC and JPS incurred a 0.10% amendment fee on the increase in their respective maximum commitment amounts. JPT’s interest is charged on the Borrowings at a rate equal to the 1-month LIBOR plus 0.70% per annum on the amount borrowed. JPT is also charged a 0.125% commitment fee on the undrawn portion of the Borrowings.

During the current fiscal period, the average daily balance outstanding (which was for the entire reporting period) and average annual interest rate on each Fund’s Borrowings were as follows:

	JPC	JPI	JPS	JPT
Average daily balance outstanding	$429,476,776	$207,268,579	$797,709,836	$38,854,645
Average annual interest rate	1.98%	1.98%	1.98%	2.09%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by eligible securities held in each Fund’s portfolio of investments. (“Pledged Collateral”)

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance and amendment fees are recognized as a component of “Interest expense” on the Statement of Operations.

Notes to Financial Statements (continued)

Rehypothecation

JPC, JPI and JPS have each entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the Pledged Collateral in its own name or in a name other than the Funds’ to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Funds’ total assets. The Funds may designate any Pledged Collateral as ineligible for rehypothecation. The Funds may also recall Hypothecated Securities on demand.

The Funds also have the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that the prime brokerage lender fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Funds may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Funds’ income generating potential may decrease. Even if a Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Funds will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, JPC, JPI and JPS each had Hypothecated Securities as follows:

	JPC	JPI	JPS
Hypothecated Securities	$307,931,325	$185,093,212	$623,244,232

JPC, JPI and JPS earn Rehypothecation Fees, which are recognized as “Other income” on the Statement of Operations. During the current fiscal period, the Rehypothecation Fees earned by each Fund were as follows:

	JPC	JPI	JPS
Rehypothecation Fees	$252,672	$97,033	$320,087

Reverse Repurchase Agreements

During the current fiscal period, JPC, JPI and JPS used reverse repurchase agreements as a means of leverage.

In a reverse repurchase agreement, the Funds sell to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Funds retaining the risk of loss that is associated with that security. The Funds will pledge assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded as a liability and recognized as “Reverse repurchase agreements” on the Statement of Assets and Liabilities.

Payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations.

As of the end of the reporting period, the Funds’ outstanding balances on its reverse repurchase agreements were as follows:

Fund	Counterparty	Rate	Principal Amount	Maturity*	Value	Value and Accrued Interest
JPC	BNP Paribas	1-Month LIBOR plus 0.70%	$(100,000,000)	N/A	$(100,000,000)	$100,063,830
JPI	BNP Paribas	1-Month LIBOR plus 0.70%	(45,000,000)	N/A	(45,000,000)	45,033,412
JPS	BNP Paribas	1-Month LIBOR plus 0.70%	(248,000,000)	N/A	(248,000,000)	248,184,138
*	The Fund may repurchase the reverse repurchase agreement prior to the maturity date and/or counterparty may accelerate maturity upon pre-specified advance notice.

During the current fiscal period, the average daily balance outstanding and weighted average interest rate on the Funds’ reverse repurchase agreements were as follows:

	JPC	JPI	JPS
Average daily balance outstanding	$113,554,645	$51,841,530	$251,754,098
Weighted average interest rate	1.96%	1.96%	1.96%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Fund	Counterparty	Reverse Repurchase Agreements**	Collateral Pledged to counterparty***	Net Exposure
JPC	BNP Paribas	$(100,063,830)	$100,063,830	$—
JPI	BNP Paribas	(45,033,412)	45,033,412	—
JPS	BNP Paribas	(248,184,138)	248,184,138	—
**	Represents gross value and accrued interest for the counterparty as reported in the preceding table.
***	As of the end of the reporting period, the value of the collateral pledged to the counterparty exceeded the value of the reverse repurchase agreements.

9. Inter-Fund Lending

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds have entered into any inter-fund loan activity.

10. Subsequent Events

Borrowings

By September 2020, JPC increased the outstanding balance on its Borrowings to $412,700,000.

By September 2020, JPI increased the outstanding balance on its Borrowings to $211,700,000.

By September 2020, JPS increased the outstanding balance on its Borrowings to $793,300,000.

Reverse Repurchase Agreements

By August 2020, JPC increased the outstanding balance on its reverse repurchase agreement to $121,000,000.

By August 2020, JPI increased the outstanding balance on its reverse repurchase agreement to $52,000,000.

By September 2020, JPS increased the outstanding balance on its reverse repurchase agreement to $275,000,000.

Shareholder Update (Unaudited)

CURRENT INVESTMENT OBJECTIVE(S), PRINCIPAL INVESTMENT POLICIES

AND PRINCIPAL RISKS OF THE FUNDS

NUVEEN PREFERRED & INCOME OPPORTUNITIES FUND (JPC)

Investment Objectives

The Fund has a primary investment objective to provide high current income. The secondary investment objective is total return.

Investment Policies

The Fund invests primarily in preferred securities and other income producing securities, including hybrid securities such as contingent capital securities. The Fund may also invest in other securities, primarily income-oriented securities such as corporate and taxable municipal debt and common equity.

“Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value. “Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes.

Under normal circumstances:

•

The Fund will invest at least 80% of its Assets in preferred securities and other income producing securities, including hybrid securities such as contingent capital securities and up to 20% in other securities, primarily income-oriented securities such as corporate and taxable municipal debt and common equity.

•

The Fund will invest at least 50% of its Managed Assets in securities rated investment grade (BBB/Baa and above) at the time of investment. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one nationally recognized statistical rating organization (“NRSRO”) within the four highest grades (Baa or BBB or better by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”), or Fitch Ratings (“Fitch”)), or are unrated but judged to be of comparable quality.

•	The Fund will invest more than 25% of its Managed Assets in the securities of companies principally engaged in financial services.

•

The Fund is not limited in the amount of its investments in non-U.S. issuers. The Fund may invest up to 10% of its Managed Assets in non-U.S. dollar-denominated securities. The Fund may invest up to 5% of the portion of its portfolio managed by Nuveen Asset Management in preferred securities issued by companies located in emerging market countries.

For purposes of the investment policies provided above such policies only apply at the time of purchase and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Board of Trustees of the Fund may change a policy without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in preferred securities and other income producing securities, such policy may not be changed without 60 days’ prior written notice.

The Fund may use derivative instruments to seek to hedge some of the risk of the Fund’s investments or its leverage, to enhance return, to serve as a substitute for a position in an underlying asset, to reduce transaction costs, to manage the Fund’s effective interest rate exposure, to maintain full market exposure, to manage cash flows or to preserve capital. Such instruments may include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on equity securities, options on financial futures or other derivative instruments.

The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing preferred shares of beneficial, the issuance of debt securities and entering into reverse repurchase agreements (effectively a borrowing). In addition, the Fund may use derivatives that may have the economic effect of leverage. The amount and sources of leverage will vary depending on market conditions.

During temporary defensive periods, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

Principal Risks

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.

Investing in the Fund involves a number of risks, including those described below:

Portfolio Level Risks:

Below Investment Grade Risk. Debt instruments of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest, dividends and repay principal, and are commonly referred to as junk bonds or high yield debt, which implies higher price volatility and default risk than investment grade instruments of comparable terms and duration. Issuers of lower grade instruments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade instruments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. If a below investment grade security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.

Call Risk. During periods of declining interest rates or for other purposes, issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding instruments. This is known as prepayment or “call” risk. The Fund may invest in securities that are subject to call risk. Debt and preferred instruments may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its debt or preferred instruments if they can be refinanced by issuing new instruments which bear a lower interest or dividend rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding debt or preferred instruments. The Fund would then be forced to invest the unanticipated proceeds at lower interest or dividend rates, resulting in a decline in the Fund’s income.

Contingent Capital Security Risk. Contingent Capital Securities (sometimes referred to as “CoCos”) have loss absorption mechanisms benefitting the issuer built into their terms. Upon the occurrence of a specified trigger or event, CoCos may be subject to automatic conversion into the issuer’s common stock, which likely will have declined in value and which will be subordinate to the issuer’s other classes of securities, or to an automatic write-down of the principal amount of the securities, potentially to zero, which could result in the Fund losing a portion or all of its investment in such securities. CoCos are often rated below investment grade and are subject to the risks of high yield securities.

Convertible Security Risk. Convertible securities are subject to certain risks of both equity and debt securities. The value of convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the common stock underlying the convertible securities.

Counterparty Risk. Certain derivative instruments subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets or no recovery at all. The Fund’s investments in the futures markets also introduce the risk that its futures commission merchant (“FCM”) would default on an obligation set forth in an agreement between the Fund and the FCM, including the FCM’s obligation to return margin posted in connection with the Fund’s futures contracts. The failure or bankruptcy of the Fund’s FCM could result in a substantial loss of Fund assets. The payment obligation for a cleared, over-the-counter derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

Credit Risk. Debt or preferred securities held by the Fund may fail to make dividend or interest payments when due. Investments in securities below investment grade credit quality are predominantly speculative and subject to greater volatility and risk of default. Unrated securities are evaluated by Fund managers using industry data and their own analysis processes that may be similar to that of a nationally recognized rating agency; however, such internal ratings are not equivalent to a national agency credit rating. Counterparty credit risk may arise if counterparties fail to meet their obligations, should the Fund hold any derivative instruments for either investment exposure or hedging purposes.

Currency Risk. The prices of any non-U.S. securities held by the Fund that are traded in U.S. dollars are typically indirectly influenced by currency fluctuations. Changes in currency exchange rates may affect the Fund’s net asset value, interest earned, and gains or losses realized on the sale of securities. Changes in currency exchange rates will also affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Shareholder Update (continued)

(Unaudited)

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

It is possible that developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Financial Services Sector Risk. The Fund’s policy to concentrate in financial services companies makes the Fund more susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are particularly sensitive to the adverse effects of economic recession; changes in government regulation; the availability of capital; volatile interest rates; and the health of the commercial and residential real estate markets.

Foreign Security Risk and Risks of Emerging Markets. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

The risks of foreign investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Illiquid Investments Risk. The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline.

Interest Rate Risk. Interest rate risk is the risk that debt securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than prices of shorter-term debt securities as interest rates change. The Federal Reserve recently reduced the federal Funds rate several times.

Mortgage- and Asset-Backed Securities Risk. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans, home equity loans, corporate bonds, or commercial loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more individuals refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. The Fund must reinvest the prepayments at a time when interest rates are falling, reducing the income of the Fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk. Utilization of leverage is a speculative investment technique and involves certain risks. With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Preferred Security Risk. Preferred securities generally are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. In addition, preferred securities are subject to other risks, such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having floating interest rates or dividends, which may result in a decline in value in a falling interest rate environment, having fixed interest rates or dividends, which may result in a decline in value in a rising interest rate environment, having limited liquidity, changing or unfavorable tax treatments and possibly being issued by companies in heavily regulated industries.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.

Reverse Repurchase Agreement Risk. Reverse repurchase agreements, in economic essence, constitute a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Risks of When-Issued Purchases. The Fund may purchase securities on a when-issued or forward-commitment basis. Delivery and payment for securities that have been purchased in this manner can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value if the Fund makes such purchases while remaining substantially fully invested.

U.S. Government Securities Risk. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Fund Level and Other Risks:

Anti-Takeover Provisions. The Fund’s Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

Global economic risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. These events could reduce consumer demand or economic output,

Shareholder Update (continued)

(Unaudited)

result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV.    An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. The Fund’s use of leverage may cause higher volatility for the Fund’s per share NAV, market price, and distributions. Leverage typically magnifies the total return of the Fund’s portfolio, whether that return is positive or negative. Leverage is intended to increase common share net income, but there is no assurance that the Fund’s leveraging strategy will be successful. Different forms of leverage, including swaps, may introduce additional credit or interest rate risk. Leverage may also increase a Fund’s liquidity risk, as the Fund may need to sell securities at inopportune times to stay within Fund or regulatory limits.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV, which creates a risk of loss for investors when they sell shares. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and have during other periods traded at prices lower than NAV. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objective and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Tax Risk. The tax treatment of Fund distributions may be affected by future changes in tax laws and regulations or their interpretation by the Internal Revenue Service or state tax authorities.

Valuation Risk. The Fund utilizes independent pricing services approved by the Board of Trustees to value portfolio instruments at their market value. If the pricing services are unable to provide a market value or if a significant event occurs such that the valuation(s) provided are deemed unreliable, the Fund may value portfolio instrument(s) at their fair value, which is generally the amount an owner might reasonably expect to receive upon a current sale. Valuation risks associated with investing in below investment grade debt instruments including, but not limited to: a limited number of market participants, a lack of publicly-available information, resale restrictions, settlement delays, corporate actions and adverse market conditions may make it difficult to value or sell such instruments. Because non-U.S. instruments may trade on days when common shares are not priced or traded, NAV can change at times when common shares cannot be sold.

NUVEEN PREFERRED AND INCOME TERM FUND (JPI)

Investment Objective

The Fund has an investment objective to provide a high level of current income and total return.

Investment Policies

The Fund will generally invest in preferred securities and other income producing securities issued by U.S. and non-U.S. companies, including debt securities, hybrid securities and convertible securities.

Preferred securities generally pay fixed or adjustable rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are junior to most forms of such company’s debt, including both senior and subordinated debt.

“Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value. “Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes.

Under normal circumstances:

•	The Fund invests at least 80% of its Assets in preferred and other income producing securities.

•	The Fund may invest up to 20% of its Managed Assets in securities issued by federal, state and local governments and U.S. government agencies.

•

The Fund invests at least 50% of its Managed Assets in securities rated investment grade (BBB-/Baa3 or higher) at the time of purchase. A security is considered to have the highest rating assigned to it by a rating agency or, in the case of an unrated security, to have the same rating as rated securities judged by Nuveen Asset Management to be of comparable quality.

•	The Fund may invest up to 10% of its Managed Assets in securities rated below B-/B3 at the time of purchase.

•	The Fund may invest up to 10% of its Managed Assets in securities of issuers in emerging market countries.

•	100% of its Managed Assets in U.S. dollar denominated securities.

For purposes of the investment policies provided above such policies only apply at the time of purchase and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Board of Trustees of the Fund may change a policy without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in preferred and other income producing securities, such policy may not be changed without 60 days’ prior written notice.

The Fund also may invest in certain derivative instruments in pursuit of its investment objective. Such instruments may include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. The Fund may use derivative instruments to, among other things, seek to enhance return, to hedge some of the risk of the Fund’s investments or as a substitute for a position in the underlying asset.

The Fund uses leverage to pursue its investment objective. The Fund’s use of leverage will not exceed 38% of Managed Assets. The Fund may source leverage through a number of methods including through borrowings, issuing preferred shares of beneficial and the issuance of debt securities. In addition, the Fund may use derivatives that may have the economic effect of leverage. The amount and sources of leverage will vary depending on market conditions.

During temporary defensive periods, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

On or before August 31, 2024 (the “Termination Date”), the Fund intends to cease its investment operations, liquidate its portfolio, retire or redeem leverage facilities and distribute substantially all of its net assets to shareholders of record as of the date of termination. The Fund’s Termination Date may be extended for one period of up to 12 months by a vote of the Board of Trustees, if the Fund’s Board of Trustees determines it is in the best interest of the shareholders to do so. The Fund’s term may not be extended further than one period without a shareholder vote. The amount distributed to common shareholders at the termination of the Fund will be based on the Fund’s net asset value at that time. Depending upon a variety of factors, including the

Shareholder Update (continued)

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performance of the Fund’s portfolio over the life of the Fund, the amount distributed to common shareholders at the termination of the Fund may be less, and potentially significantly less, than their original investment. As the Fund approaches the Termination Date, its monthly distributions are likely to decline.

Principal Risks

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.

Investing in the Fund involves a number of risks, including those described below:

Portfolio Level Risks:

Below Investment Grade Risk. Debt instruments of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest, dividends and repay principal, and are commonly referred to as junk bonds or high yield debt, which implies higher price volatility and default risk than investment grade instruments of comparable terms and duration. Issuers of lower grade instruments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade instruments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. If a below investment grade security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.

Call Risk. During periods of declining interest rates or for other purposes, issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding instruments. This is known as prepayment or “call” risk. The Fund may invest in securities that are subject to call risk. Debt and preferred instruments may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its debt or preferred instruments if they can be refinanced by issuing new instruments which bear a lower interest or dividend rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding debt or preferred instruments. The Fund would then be forced to invest the unanticipated proceeds at lower interest or dividend rates, resulting in a decline in the Fund’s income.

Contingent Capital Security Risk. Contingent Capital Securities (sometimes referred to as “CoCos”) have loss absorption mechanisms benefitting the issuer built into their terms. Upon the occurrence of a specified trigger or event, CoCos may be subject to automatic conversion into the issuer’s common stock, which likely will have declined in value and which will be subordinate to the issuer’s other classes of securities, or to an automatic write-down of the principal amount of the securities, potentially to zero, which could result in the Fund losing a portion or all of its investment in such securities. CoCos are often rated below investment grade and are subject to the risks of high yield securities.

Convertible Security Risk. Convertible securities are subject to certain risks of both equity and debt securities. The value of convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the common stock underlying the convertible securities.

Counterparty Risk. Certain derivative instruments subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets or no recovery at all. The Fund’s investments in the futures markets also introduce the risk that its futures commission merchant (“FCM”) would default on an obligation set forth in an agreement between the Fund and the FCM, including the FCM’s obligation to return margin posted in connection with the Fund’s futures contracts. The failure or bankruptcy of the Fund’s FCM could result in a substantial loss of Fund assets. The payment obligation for a cleared, over-the-counter derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

Credit Risk. Debt or preferred securities held by the Fund may fail to make dividend or interest payments when due. Investments in securities below investment grade credit quality are predominantly speculative and subject to greater volatility and risk of default. Unrated securities are evaluated by Fund managers using industry data and their own analysis processes that may be similar to that of a nationally recognized rating agency; however, such internal ratings are not equivalent to a national agency credit rating. Counterparty credit risk may arise if counterparties fail to meet their obligations, should the Fund hold any derivative instruments for either investment exposure or hedging purposes.

Currency Risk. The prices of any non-U.S. securities held by the Fund that are traded in U.S. dollars are typically indirectly influenced by currency fluctuations. Changes in currency exchange rates may affect the Fund’s net asset value, interest earned, and gains or losses realized on the sale of securities.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

It is possible that developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives.

Equity Security Risk. Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. Given the Fund’s focus on dividend-paying securities, the Fund may, from time to time, have a greater exposure to higher dividend-yield sectors and industries than the broad equity market which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

Financial Services Sector Risk. The Fund’s policy to concentrate in financial services companies makes the Fund more susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are particularly sensitive to the adverse effects of economic recession; changes in government regulation; the availability of capital; volatile interest rates; and the health of the commercial and residential real estate markets.

Foreign Security Risk and Risks of Emerging Markets. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

The risks of foreign investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Illiquid Investments Risk. The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from sales of Fund shares, as well as the proceeds from maturing portfolio securities, in lower-yielding securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline.

Interest Rate Risk. Interest rate risk is the risk that debt securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than prices of shorter-term debt securities as interest rates change. The Federal Reserve recently reduced the federal Funds rate several times.

Inverse Floaters Risk. The use of inverse floaters by the Fund creates effective leverage. Due to the leveraged nature of these investments, they will typically be more volatile and involve greater risk than the fixed rate municipal bonds underlying the inverse floaters. An investment in certain inverse floaters will involve the risk that the Fund could lose more than its original principal investment. Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the Fund on its inverse floaters will be reduced or even eliminated as short-term municipal bond interest rates rise and will increase when short-term municipal bond interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

Municipal Securities Risk. The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. The amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s adviser than Funds that invest in stock or other corporate investments.

Shareholder Update (continued)

(Unaudited)

Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk. Utilization of leverage is a speculative investment technique and involves certain risks. With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Preferred Security Risk. Preferred securities generally are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. In addition, preferred securities are subject to other risks, such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having floating interest rates or dividends, which may result in a decline in value in a falling interest rate environment, having fixed interest rates or dividends, which may result in a decline in value in a rising interest rate environment, having limited liquidity, changing or unfavorable tax treatments and possibly being issued by companies in heavily regulated industries.

Risks of When-Issued Purchases. The Fund may purchase securities on a when-issued or forward-commitment basis. Delivery and payment for securities that have been purchased in this manner can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value if the Fund makes such purchases while remaining substantially fully invested.

U.S. Government Securities Risk. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Fund Level and Other Risks:

Anti-Takeover Provisions. The Fund’s Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

Global economic risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV.    An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. The Fund’s use of leverage may cause higher volatility for the Fund’s per share NAV, market price, and distributions. Leverage typically magnifies the total return of the Fund’s portfolio, whether that return is positive or negative. Leverage is intended to increase common share net income, but there is no assurance that the Fund’s leveraging strategy will be successful. Different forms of leverage, including swaps, may introduce additional credit or interest rate risk. Leverage may also increase a Fund’s liquidity risk, as the Fund may need to sell securities at inopportune times to stay within Fund or regulatory limits.

Limited Term Risk. It is anticipated that the Fund will terminate and liquidate its assets and return the proceeds to its shareholders on or before a specific date, although it could terminate sooner or later under certain conditions. The Fund may be required to sell portfolio securities at times when market conditions are not favorable, negatively affecting its value.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV, which creates a risk of loss for investors when they sell shares. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and have during other periods traded at prices lower than NAV. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objective and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Tax Risk. The tax treatment of Fund distributions may be affected by future changes in tax laws and regulations or their interpretation by the Internal Revenue Service or state tax authorities.

Valuation Risk. The Fund utilizes independent pricing services approved by the Board of Trustees to value portfolio instruments at their market value. If the pricing services are unable to provide a market value or if a significant event occurs such that the valuation(s) provided are deemed unreliable, the Fund may value portfolio instrument(s) at their fair value, which is generally the amount an owner might reasonably expect to receive upon a current sale. Valuation risks associated with investing in below investment grade debt instruments including, but not limited to: a limited number of market participants, a lack of publicly-available information, resale restrictions, settlement delays, corporate actions and adverse market conditions may make it difficult to value or sell such instruments. Because non-U.S. instruments may trade on days when common shares are not priced or traded, NAV can change at times when common shares cannot be sold.

Shareholder Update (continued)

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NUVEEN PREFERRED & INCOME SECURITIES FUND (JPS)

Investment Objectives

The Fund has a primary investment objective to high current income consistent with capital preservation. The secondary investment objective is to enhance portfolio value relative to the market for preferred securities by investing in (i) securities that the sub-adviser believes are underrated or undervalued or (ii) sectors that the sub-adviser believes are undervalued.

Investment Policies

The Fund invests primarily in preferred securities and other income producing securities, including hybrid securities such as contingent capital securities. The Fund may also invest in other securities, primarily income-oriented securities such as corporate and taxable municipal debt and common equity.

“Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value. “Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes.

Under normal circumstances:

•	The Fund will invest at least 80% of its Assets in preferred securities and other income producing securities, including hybrid securities such as contingent capital securities.

•

The Fund will invest at least 50% of its Managed Assets in securities rated investment grade (BBB/Baa and above) or that are unrated but judged to be of comparable quality. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one nationally recognized statistical rating organization (“NRSRO”) within the four highest grades (Baa or BBB or better by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”), or Fitch Ratings (“Fitch”)), or are unrated but judged to be of comparable quality.

•	The Fund will invest more than 25% of its Managed Assets in the securities of companies principally engaged in financial services.

•	The Fund may invest without limit in U.S. dollar denominated securities of foreign issuers.

For purposes of the investment policies provided above such policies only apply at the time of purchase and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Board of Trustees of the Fund may change a policy without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in preferred securities and other income producing securities, such policy may not be changed without 60 days’ prior written notice.

The Fund may engage in hedging transactions from time to time. The use of derivatives for purposes of hedging the portfolio will be restricted to reducing the portfolio’s exposure to interest rates. The Fund, in implementing its hedging strategies, may enter into futures transactions with a notional principal amount that will not exceed 35% of its Managed Assets, and may invest in options on futures the purchase of which will not exceed 0.5% of its Managed Assets in any calendar quarter.    The Fund may also enter into interest rate swap transactions, including forward starting swaps, in which the entire swap is scheduled to start at a later date, and deferred swaps in which the parties do not exchange payments until a future date.

The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing preferred shares of beneficial, the issuance of debt securities and entering into reverse repurchase agreements (effectively a borrowing). In addition, the Fund may use derivatives that may have the economic effect of leverage. The amount and sources of leverage will vary depending on market conditions.

During temporary defensive periods, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

Principal Risks

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.

Investing in the Fund involves a number of risks, including those described below:

Portfolio Level Risks:

Call Risk. During periods of declining interest rates or for other purposes, issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding instruments. This is known as prepayment or “call” risk. The Fund may invest in securities that are subject to call risk. Debt and preferred instruments may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its debt or preferred instruments if they can be refinanced by issuing new instruments which bear a lower interest or dividend rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding debt or preferred instruments. The Fund would then be forced to invest the unanticipated proceeds at lower interest or dividend rates, resulting in a decline in the Fund’s income.

Contingent Capital Security Risk. Contingent Capital Securities (sometimes referred to as “CoCos”) have loss absorption mechanisms benefitting the issuer built into their terms. Upon the occurrence of a specified trigger or event, CoCos may be subject to automatic conversion into the issuer’s common stock, which likely will have declined in value and which will be subordinate to the issuer’s other classes of securities, or to an automatic write-down of the principal amount of the securities, potentially to zero, which could result in the Fund losing a portion or all of its investment in such securities. CoCos are often rated below investment grade and are subject to the risks of high yield securities.

Convertible Security Risk. Convertible securities are subject to certain risks of both equity and debt securities. The value of convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the common stock underlying the convertible securities.

Counterparty Risk. Certain derivative instruments subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets or no recovery at all. The Fund’s investments in the futures markets also introduce the risk that its futures commission merchant (“FCM”) would default on an obligation set forth in an agreement between the Fund and the FCM, including the FCM’s obligation to return margin posted in connection with the Fund’s futures contracts. The failure or bankruptcy of the Fund’s FCM could result in a substantial loss of Fund assets. The payment obligation for a cleared, over-the-counter derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

Credit Risk. Debt or preferred securities held by the Fund may fail to make dividend or interest payments when due. Investments in securities below investment grade credit quality are predominantly speculative and subject to greater volatility and risk of default. Unrated securities are evaluated by Fund managers using industry data and their own analysis processes that may be similar to that of a nationally recognized rating agency; however, such internal ratings are not equivalent to a national agency credit rating. Counterparty credit risk may arise if counterparties fail to meet their obligations, should the Fund hold any derivative instruments for either investment exposure or hedging purposes.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

It is possible that developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Shareholder Update (continued)

(Unaudited)

Financial Services Sector Risk. The Fund’s policy to concentrate in financial services companies makes the Fund more susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are particularly sensitive to the adverse effects of economic recession; changes in government regulation; the availability of capital; volatile interest rates; and the health of the commercial and residential real estate markets.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

Illiquid Investments Risk. The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline.

Interest Rate Risk. Interest rate risk is the risk that debt securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than prices of shorter-term debt securities as interest rates change. The Federal Reserve recently reduced the federal Funds rate several times.

Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk. Utilization of leverage is a speculative investment technique and involves certain risks. With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Preferred Security Risk. Preferred securities generally are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. In addition, preferred securities are subject to other risks, such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having floating interest rates or dividends, which may result in a decline in value in a falling interest rate environment, having fixed interest rates or dividends, which may result in a decline in value in a rising interest rate environment, having limited liquidity, changing or unfavorable tax treatments and possibly being issued by companies in heavily regulated industries.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns

Reverse Repurchase Agreement Risk. Reverse repurchase agreements, in economic essence, constitute a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

U.S. Government Securities Risk. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Fund Level and Other Risks:

Anti-Takeover Provisions. The Fund’s Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

Global economic risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV.    An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. The Fund’s use of leverage may cause higher volatility for the Fund’s per share NAV, market price, and distributions. Leverage typically magnifies the total return of the Fund’s portfolio, whether that return is positive or negative. Leverage is intended to increase common share net income, but there is no assurance that the Fund’s leveraging strategy will be successful. Different forms of leverage, including swaps, may introduce additional credit or interest rate risk. Leverage may also increase a Fund’s liquidity risk, as the Fund may need to sell securities at inopportune times to stay within Fund or regulatory limits.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV, which creates a risk of loss for investors when they sell shares. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and have during other periods traded at prices lower than NAV. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objective and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Tax Risk. The tax treatment of Fund distributions may be affected by future changes in tax laws and regulations or their interpretation by the Internal Revenue Service or state tax authorities.

Valuation Risk. The Fund utilizes independent pricing services approved by the Board of Trustees to value portfolio instruments at their market value. If the pricing services are unable to provide a market value or if a significant event occurs such that the valuation(s) provided are deemed unreliable, the Fund may value portfolio instrument(s) at their fair value, which is generally the amount an owner might reasonably expect to receive upon a current sale. Valuation risks associated with investing in below investment grade debt instruments including, but not limited to: a limited number of market participants, a lack of publicly-available information, resale restrictions, settlement delays, corporate actions and adverse market conditions may make it difficult to value or sell such instruments. Because non-U.S. instruments may trade on days when common shares are not priced or traded, NAV can change at times when common shares cannot be sold.

Shareholder Update (continued)

(Unaudited)

NUVEEN PREFERRED AND INCOME 2022 TERM FUND (JPT)

Investment Objective

The Fund has an investment objective to provide a high level of current income and total return.

Investment Policies

The Fund will generally invest in preferred securities and other income producing securities issued by U.S. and non-U.S. companies. Preferred securities generally have preference over common stock in the payment of distributions to investors and upon the company’s liquidation, but are junior to most forms of the company’s debt, including both senior and subordinated debt. Preferred securities encompass a wide range of instrument types and positions in the issuer’s capital structure, including but not limited to, traditional preferred securities, capital securities, “hybrid” securities, so-called “baby bonds,” and convertible preferred securities. “Other income producing securities” include corporate debt (whether senior or subordinated, and whether or not convertible into the issuer’s common stock), government debt, senior loans, and dividend-paying common stocks.

“Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value. “Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes.

Under normal circumstances:

•	The Fund invests at least 80% of its Assets in preferred and other income producing securities.

•

The Fund’s levered effective duration may vary over time based on market conditions, but as a matter of policy the Fund’s levered effective duration will not exceed six years. Levered effective duration” takes into account the effects of leverage and optional call provisions of the securities in the Fund’s portfolio.

•

The Fund may invest without limit in below investment grade securities (BB+/Ba1 or lower); however, the Fund may invest no more than 10% of its Managed Assets in securities rated below B-/B3 at the time of purchase, which may include distressed securities. A security is considered to have the highest rating assigned to it by a rating agency or, in the case of an unrated security, to have the same rating as rated securities judged by Nuveen Asset Management to be of comparable quality.

•

The Fund will not invest in defaulted securities or in the securities of an issuer that is in bankruptcy or insolvency proceedings, however the Fund may hold investments that at the time of purchase are not in default or involved in bankruptcy or insolvency proceedings, but may later become so, and the Fund is under no obligation to sell or dispose of such securities should their solvency change.

•

The Fund may invest up to 40% of its Managed Assets in securities issued by companies located anywhere in the world outside of the U.S.; however, the Fund may invest no more than 10% of its Managed Assets in securities of issuers in emerging market countries.

•	The Fund will only invest in U.S. dollar denominated securities.

•	The Fund will not invest, either directly or indirectly through derivatives, in contingent capital securities.

For purposes of the investment policies provided above such policies only apply at the time of purchase and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Board of Trustees of the Fund may change a policy without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in preferred and other income producing securities, such policy may not be changed without 60 days’ prior written notice.

The Fund also may invest in certain derivative instruments in pursuit of its investment objective. Such instruments may include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. The Fund may use derivative instruments to hedge some of the risk of the Fund’s investments or as a temporary substitute for a position in the underlying asset. For example, the Fund may use derivatives to help manage the portfolio’s levered effective duration over time.

The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing preferred shares of beneficial and the issuance of debt securities. In addition, the Fund may use derivatives that may have the economic effect of leverage. The amount and sources of leverage will vary depending on market conditions.

During temporary defensive periods, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

The Fund intends to cease its investment operations, liquidate its portfolio and retire or redeem its leverage and distribute substantially all of its net assets to shareholders on or before March 1, 2022, unless the term is extended for one period of up to six months by a vote of the Fund’s Board of Trustees (the “Termination Date”). The amount distributed to common shareholders at the termination of the Fund will be based on the Fund’s net asset value at that time. Depending upon a variety of factors, including the performance of the Fund’s portfolio over the life of the Fund, the amount distributed to common shareholders at the termination of the Fund may be less, and potentially significantly less, than their original investment. As the Fund approaches the Termination Date, its monthly distributions are likely to decline.

Principal Risks

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.

Investing in the Fund involves a number of risks, including those described below:

Portfolio Level Risks:

Below Investment Grade Risk. Debt instruments of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest, dividends and repay principal, and are commonly referred to as junk bonds or high yield debt, which implies higher price volatility and default risk than investment grade instruments of comparable terms and duration. Issuers of lower grade instruments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade instruments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. If a below investment grade security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.

Call Risk. During periods of declining interest rates or for other purposes, issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding instruments. This is known as prepayment or “call” risk. The Fund may invest in securities that are subject to call risk. Debt and preferred instruments may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its debt or preferred instruments if they can be refinanced by issuing new instruments which bear a lower interest or dividend rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding debt or preferred instruments. The Fund would then be forced to invest the unanticipated proceeds at lower interest or dividend rates, resulting in a decline in the Fund’s income.

Convertible Security Risk. Convertible securities are subject to certain risks of both equity and debt securities. The value of convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the common stock underlying the convertible securities.

Counterparty Risk. Certain derivative instruments subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets or no recovery at all. The Fund’s investments in the futures markets also introduce the risk that its futures commission merchant (“FCM”) would default on an obligation set forth in an agreement between the Fund and the FCM, including the FCM’s obligation to return margin posted in connection with the Fund’s futures contracts. The failure or bankruptcy of the Fund’s FCM could result in a substantial loss of Fund assets. The payment obligation for a cleared, over-the-counter derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

Credit Risk. Debt or preferred securities held by the Fund may fail to make dividend or interest payments when due. Investments in securities below investment grade credit quality are predominantly speculative and subject to greater volatility and risk of default. Unrated securities are evaluated by Fund managers using industry data and their own analysis processes that may be similar to that of a nationally recognized rating agency; however, such internal ratings are not equivalent to a national agency credit rating. Counterparty credit risk may arise if counterparties fail to meet their obligations, should the Fund hold any derivative instruments for either investment exposure or hedging purposes.

Currency Risk. The prices of any non-U.S. securities held by the Fund that are traded in U.S. dollars are typically indirectly influenced by currency fluctuations. Changes in currency exchange rates may affect the Fund’s net asset value, interest earned, and gains or losses realized on the sale of securities.

Defaulted and Distressed Securities Risk. The Fund may not invest in any securities of an issuer in default, bankruptcy or insolvency proceedings (such securities are commonly referred to as “defaulted securities”). However, the Fund may hold investments that at the time of purchase are not in default or

Shareholder Update (continued)

(Unaudited)

involved in bankruptcy or insolvency proceedings, but may later become so. Moreover, the Fund may invest to a limited extent in securities rated B-/B3 or lower, or unrated but judged by the Fund’s sub-adviser to be of comparable quality. Some or many of these low-rated securities, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

It is possible that developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Equity Security Risk. Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. Given the Fund’s focus on dividend-paying securities, the Fund may, from time to time, have a greater exposure to higher dividend-yield sectors and industries than the broad equity market which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

Financial Services Sector Risk. The Fund’s policy to concentrate in financial services companies makes the Fund more susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are particularly sensitive to the adverse effects of economic recession; changes in government regulation; the availability of capital; volatile interest rates; and the health of the commercial and residential real estate markets.

Foreign Security Risk and Risks of Emerging Markets. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

The risks of foreign investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Illiquid Investments Risk. The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from sales of Fund shares, as well as the proceeds from maturing portfolio securities, in lower-yielding securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline.

Interest Rate Risk. Interest rate risk is the risk that debt securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than prices of shorter-term debt securities as interest rates change. The Federal Reserve recently reduced the federal Funds rate several times.

Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk. Utilization of leverage is a speculative investment technique and involves certain risks. With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Preferred Security Risk. Preferred securities generally are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. In addition, preferred securities are subject to other risks, such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having floating interest rates or dividends, which may result in a decline in value in a falling interest rate environment, having fixed interest rates or dividends, which may result in a decline in value in a rising interest rate environment, having limited liquidity, changing or unfavorable tax treatments and possibly being issued by companies in heavily regulated industries.

Risks of When-Issued Purchases. The Fund may purchase securities on a when-issued or forward-commitment basis. Delivery and payment for securities that have been purchased in this manner can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value if the Fund makes such purchases while remaining substantially fully invested.

U.S. Government Securities Risk. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Fund Level and Other Risks:

Anti-Takeover Provisions. The Fund’s Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

Global economic risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower

Shareholder Update (continued)

(Unaudited)

interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV.    An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. The Fund’s use of leverage may cause higher volatility for the Fund’s per share NAV, market price, and distributions. Leverage typically magnifies the total return of the Fund’s portfolio, whether that return is positive or negative. Leverage is intended to increase common share net income, but there is no assurance that the Fund’s leveraging strategy will be successful. Different forms of leverage, including swaps, may introduce additional credit or interest rate risk. Leverage may also increase a Fund’s liquidity risk, as the Fund may need to sell securities at inopportune times to stay within Fund or regulatory limits.

Limited Term Risk. It is anticipated that the Fund will terminate and liquidate its assets and return the proceeds to its shareholders on or before a specific date, although it could terminate sooner or later under certain conditions. The Fund may be required to sell portfolio securities at times when market conditions are not favorable, negatively affecting its value.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV, which creates a risk of loss for investors when they sell shares. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and have during other periods traded at prices lower than NAV. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objective and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Tax Risk. The tax treatment of Fund distributions may be affected by future changes in tax laws and regulations or their interpretation by the Internal Revenue Service or state tax authorities.

Valuation Risk. The Fund utilizes independent pricing services approved by the Board of Trustees to value portfolio instruments at their market value. If the pricing services are unable to provide a market value or if a significant event occurs such that the valuation(s) provided are deemed unreliable, the Fund may value portfolio instrument(s) at their fair value, which is generally the amount an owner might reasonably expect to receive upon a current sale. Valuation risks associated with investing in below investment grade debt instruments including, but not limited to: a limited number of market participants, a lack of publicly-available information, resale restrictions, settlement delays, corporate actions and adverse market conditions may make it difficult to value or sell such instruments. Because non-U.S. instruments may trade on days when Common Shares are not priced or traded, NAV can change at times when Common Shares cannot be sold.

EFFECTS OF LEVERAGE

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s (i) estimated use of leverage at approximately the same percentage of Managed Assets (including assets attributable to such leverage) set forth in the table, (ii) the estimated annual effective interest expense rate payable by the Fund on such instruments (based on market conditions as of the date hereof) as set forth in the table and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as certain derivative instruments.

The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below.

	Nuveen Preferred & Income Opportunities Fund (JPC)		Nuveen Preferred & Income Term Fund (JPI)		Nuveen Preferred & Income Securities Fund (JPS)		Nuveen Preferred & Income 2022 Term Fund (JPT)
Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable to Leverage)	37.0%		34.0%		37.0%		20.0%
Estimated Annual Effective Interest Expense Rate Payable by Fund on Leverage	0.90%		0.90%		0.90%		0.90%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense Rate on Leverage	0.33%		0.31%		0.33%		0.18%
Common Share Total Return for (10.00)% Assumed Portfolio Total Return	(16.4%	)	(15.6%	)	(16.4%	)	(12.7%	)
Common Share Total Return for (5.00)% Assumed Portfolio Total Return	(8.5%	)	(8.0%	)	(8.5%	)	(6.5%	)
Common Share Total Return for 0.00% Assumed Portfolio Total Return	(0.5%	)	(0.5%	)	(0.5%	)	(0.2%	)
Common Share Total Return for 5.00% Assumed Portfolio Total Return	7.4%		7.1%		7.4%		6.0%

Common Share total return is composed of two elements – the distributions paid by a Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should a Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, a Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

CHANGES OCCURRING DURING THE PRIOR FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

During the most recent fiscal year, there have been no changes to: (i) the Funds investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:

Investment Objectives and Principal Investment Policies

As previously disclosed in the each Fund’s most recent semi-annual report, each Fund has adopted the following policy regarding limits to investments in illiquid securities: “While there are no such limits imposed by applicable regulations, certain Nuveen Closed-End Funds formerly had investment policies that placed limits on a Fund’s ability to invest in illiquid securities. All exchange-listed Nuveen Closed-End Funds now have no formal limit on their ability to invest in such illiquid securities, but each Fund’s portfolio management team will monitor such investments in the regular, overall management of the Funds’ portfolio securities.”

Additional Fund Information (Unaudited)

Board of Trustees*
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Matthew Thornton III has been appointed to the Board of Trustees effective November 16, 2020.

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Distribution Information

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and their percentages of qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	JPC	JPI	JPS	JPT
% QDI	100.0%	100.0%	91.1%	82.1%
% DRD	65.1%	59.3%	25.5%	70.6%

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable periods ending December 31, 2019 and July 31, 2020:

	JPC	JPI	JPS	JPT
% of Interest-Related Dividends for the period August 1, 2019 through December 31, 2019	21.6%	12.9%	22.0%	17.0%
% of Interest-Related Dividends for the period January 1, 2020 through July 31, 2020	18.2%	7.9%	17.9%	17.7%

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open market share repurchase program, shares of their own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JPC	JPI	JPS	JPT
Common shares repurchased	—	—	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

ICE BofA Contingent Capital Index: An index that tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

ICE BofA Preferred Securities Fixed Rate Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144A filing, must be issued in $25, $50 or $100 par/liquidation preference increments, must have a fixed coupon or dividend schedule, and must have a minimum amount outstanding of $100 million. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

∎

ICE BofA U.S. All Capital Securities Index: An index that is comprised of a subset of the ICE BofAML U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The ICE BofAML U.S. Corporate Index is an unmanaged index comprised of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity. Index returns do not include the effects of any sales charges or management fees.

∎

Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

∎

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Glossary of Terms Used in this Report (continued)

(Unaudited)

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

JPC Blended Benchmark: A blended return consisting of: 1) 50% ICE BofA Preferred Securities Fixed Rate Index, which tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market; 2) 30% ICE BofA U.S. All Capital Securities Index (IOCS), a subset of the ICE BofA U.S. Corporate Index including all fixed to- floating rate, perpetual callable and capital securities, which better represents the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities; and 3) 20% ICE BofA Contingent Capital Securities USD Hedged Index (CoCo), which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

JPI Blended Benchmark Index: The JPI Blended Benchmark is a blended return consisting of: 1) 60% ICE BofA U.S. All Capital Securities Index (IOCS), a subset of the ICE BofA U.S. Corporate Index including all fixed to- floating rate, perpetual callable and capital securities, which better represents the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities; and 2) 40% ICE BofA Contingent Capital Index, which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Benchmark returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.

∎

JPS Blended Benchmark: A blended return consisting of: 1) 40% of the ICE BofA Contingent Capital Securities USD Hedged Index (CoCo), which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment-grade issues; and 2) 60% of the ICE BofA U.S. All Capital Securities Index (IOCS), a subset of the ICE BofA U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities, which better represents the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities. Index returns do not include the effects of any sales charges or management fees.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Negative Convexity Risk: A characteristic of callable or pre-payable securities that causes investors to have their principal returned sooner than expected in a declining interest rate environment or later than expected in a rising interest rate environment. In the former scenario, investors may have to reinvest their funds at lower rates (“call risk”); in the latter, they may miss an opportunity to earn higher rates (“extension risk”). The word “convexity” refers to the convex shape of the curve that portrays the security’s price as a function of different yields.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Option-adjusted spread (OAS): The option-adjusted spread (OAS) for a fixed-income security is the amount of yield that would need to be added to each of the discount rates used to value each of the security’s cash flows (typically based on the yields of U.S. Treasury securities) so that the sum of the discounted value of all of the security’s cash flows matches its market price, using a dynamic pricing model that takes into account any embedded options, such as call features, applicable to the security.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

∎

Yield-to-Worst (YTW): Represents the lowest potential yield that an investor would receive on a bond if the issuer does not default. The yield to worst is calculated by making worst-case scenario assumptions on the issue by calculating the returns that would be received if provisions, including prepayment, call or sinking fund, are used by the issuer. The YTW is used to evaluate the worst-case scenario for yield to help investors manage their risk and exposures.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process

At a meeting held on May 19-21, 2020 (the “May Meeting”), the Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement(s) (each, a “Sub-Advisory Agreement”) with (a) in the case of Nuveen Preferred & Income Opportunities Fund (the “Income Opportunities Fund”), NWQ Investment Management Company, LLC (“NWQ”) and Nuveen Asset Management, LLC (“NAM”), pursuant to which NWQ and NAM serve as investment sub-advisers to such Fund, (b) in the case of Nuveen Preferred and Income Term Fund (the “Income Term Fund”) and Nuveen Preferred and Income 2022 Term Fund (the “2022 Term Fund”), NAM, pursuant to which NAM serves as the investment sub-adviser to each such Fund, and (c) in the case of Nuveen Preferred & Income Securities Fund (the “Income Securities Fund”), Spectrum Asset Management, Inc. (“Spectrum,” and Spectrum, NWQ and NAM each, a “Sub-Adviser”), pursuant to which Spectrum serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.

Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and each Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; overall market and regulatory developments; the management of leverage financing; and the secondary market trading of the closed-end funds and any actions to address discounts.

In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.

Annual Investment Management Agreement Approval Process (continued)

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Advisers were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Advisers in providing services to the respective Funds.

With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers); and providing leverage, capital and distribution management services.

The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; reviewing and updating investment policies and benchmarks; and integrating certain investment teams and changing the portfolio managers serving various funds;

•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;

•

Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;

•

Risk Management and Valuation Services – continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;

•

Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;

•

Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;

•

Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;

•

Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds; and

Annual Investment Management Agreement Approval Process (continued)

•	with respect specifically to closed-end funds, such initiatives also included:

••

Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, managing leverage exposure and costs through various providers, and managing and adapting tender option bond structures to comply with regulations and developing further relationships with leverage providers;

••

Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts through shelf offerings, share repurchases as appropriate to address discounts, tender offers and capital return programs as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and

••

Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the respective Sub-Adviser and recognized that the Sub-Advisers and their investment personnel generally are responsible for the management of the applicable Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of each Sub-Adviser provided by the Adviser which included, among other things, the respective Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the Nuveen fund(s) sub-advised by such Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of each Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2019 (or for shorter periods available to the extent a Fund was not in existence during such periods). Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.

The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Independent Board Members also reviewed, among other things, the returns of each sleeve of the Income Opportunities Fund managed by the respective Sub-Adviser relative to the benchmark of such sleeve for the quarter, one-, three- and five-year periods ending December 31, 2019, as well as performance information reflecting the first quarter of 2020. For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

The secondary market trading of shares of the Nuveen closed-end funds continues to be a priority for the Board given its importance to shareholders, and therefore data reflecting the premiums and discounts at which the shares of the closed-end funds trade is reviewed by the Board during its annual review and by the Board and/or its Closed-end Fund committee during its respective quarterly meetings throughout the year.

In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.

The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board’s determinations with respect to each Fund are summarized below.

For the Income Opportunities Fund, the Board noted that the Fund outperformed its blended benchmark for the one-, three- and five-year periods ended December 31, 2019 and ranked in the second quartile of its Performance Peer Group for the one-year period ended December 31, 2019 and third quartile for the three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its blended benchmark for the one-, three- and five-year periods ended March 31, 2020 and the Fund ranked in the third quartile for such periods. The Board considered the factors that detracted from the Fund’s performance during the first quarter and was satisfied with the Adviser’s explanation. The Board was satisfied with the Fund’s overall performance.

For the Income Term Fund, the Board noted that the Fund outperformed its blended benchmark and ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its blended benchmark for the

Annual Investment Management Agreement Approval Process (continued)

one-, three- and five-year periods ended March 31, 2020. The Fund further ranked in the third quartile of its Performance Peer Group for the one- and three-year periods ended March 31, 2020 and second quartile of its Performance Peer Group for the five-year period ended March 31, 2020. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. The Board was satisfied with the Fund’s overall performance.

For the Income Securities Fund, the Board noted that the Fund outperformed its blended benchmark and ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its blended benchmark for the one-, three- and five-year periods ended March 31, 2020, but the Fund ranked in the third quartile of its Performance Peer Group for the one-year period ended March 31, 2020 and second quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.

For the 2022 Term Fund, the Board noted that the Fund outperformed its benchmark and ranked in the third quartile of its Performance Peer Group for the one-year period ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark for the one- and three-year periods ended March 31, 2020, but the Fund ranked in the second quartile of its Performance Peer Group for such periods. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. The Board was satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each Nuveen fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across the Nuveen funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019.

With respect to the Sub-Advisers, the Board also considered the sub-advisory fee schedule paid to each Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees such Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Advisers is the responsibility of the Adviser, not the Funds.

The Independent Board Members noted that the Income Opportunities Fund had a net management fee slightly higher than its peer average but a net expense ratio below its peer average; the Income Term Fund and the Income Securities Fund each had a net management fee in line with its respective peer average and a net expense ratio below its respective peer average; and the 2022 Term Fund had a net management fee and a net expense ratio below its respective peer average.

Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the affiliated Sub-Advisers (i.e., NAM and NWQ), such other clients may include retail and institutional managed accounts advised by a Sub-Adviser; investment companies offered outside the Nuveen family and sub-advised by a Sub-Adviser; foreign investment companies offered by Nuveen and sub-advised by a Sub-Adviser; and collective investment trusts sub-advised by NAM. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

With respect to the affiliated Sub-Advisers, the Board reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by NAM and NWQ and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.

In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that each Sub-Adviser’s fee is essentially for portfolio management services and therefore, as applicable, more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

The Board recognized that Spectrum was an unaffiliated sub-adviser. With respect to Spectrum, the Independent Board Members reviewed the pricing schedule that such Sub-Adviser charges for other clients. The Independent Board Members noted that the Sub-Advisory Agreement with Spectrum, including the fees thereunder, was the result of arm’s length negotiations and that Spectrum’s fees were reasonable in relation to the fees it assessed other clients.

Annual Investment Management Agreement Approval Process (continued)

3.	Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.

As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.

In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Advisers from their relationships with the Nuveen funds. With respect to NAM and NWQ, the Independent Board Members reviewed, among other things, each such Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. With respect to NAM, the Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for NAM for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018. With respect to Spectrum, the Independent Board Members considered a profitability and margin analysis for such Sub-Adviser, generally including revenues, expenses and operating margins for its advisory services to the Nuveen funds for the calendar years 2019 and 2018.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and each Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to the Nuveen closed-end funds, the Board noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, in the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.

The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members also noted that various sub-advisers (including NAM and NWQ) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time. The Board, however, noted that the benefits for NAM and NWQ when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although NAM and NWQ may benefit from the receipt of research and other services that they may otherwise have to pay for out of their own resources, the research may also benefit the Nuveen funds to the extent it enhances the respective Sub-Adviser’s ability to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.

Annual Investment Management Agreement Approval Process (continued)

The Board noted that, with regard to the Income Securities Fund, Spectrum does not participate in soft dollar arrangements with respect to Fund portfolio transactions. Although Spectrum may not engage in soft dollar transactions, the Board noted that Spectrum may still receive some indirect compensation as it utilized its own broker-dealer.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members(2):

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Fulcrum IT Services LLC (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	2008 Class II		155

∎ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III		155

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2003 Class I		155

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members(2) (continued):

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999- 2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.
1952 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III		155

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served on The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.
1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II		155

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I		155

∎ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); former Director, Cboe, Global Markets, Inc., formerly, CBOE Holdings, Inc. (2010-May 2020); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I		155

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I		155

∎ ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2017 Class II		155

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:

∎ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2016

∎ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Compliance Officer and Vice President	2003

∎ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	2015

∎ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002

∎ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
1974 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2019

∎ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019

∎ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011- 2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016- 2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2007

∎ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

∎ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President	2018

∎ DEANN D. MORGAN			Executive Vice President, Global Head of Product at Nuveen (since November 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since March 2020); Managing Member MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing, The Blackstone Group (2013-2017).
1969 100 Park Avenue New York, NY 10016	Vice President	2020

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
1971 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2008

∎ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017

∎ E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisers, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019

∎ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2019); Vice President (since 2010) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President Secretary	1988

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)

Matthew Thornton III has been appointed to the Board of Trustees of the Fund as a Class III Trustee, the boards of all other closed-end funds in the Nuveen complex and the Board of Trustees of Nushares ETF Trust, each such appointment effective November 16, 2020. Mr. Thornton has also been nominated for election to the boards of all mutual funds in the Nuveen complex. If Mr. Thornton is elected to the board of each such fund for which he has been nominated and assuming his appointments become effective, Mr. Thornton will oversee all the portfolios in the Nuveen fund complex. Mr. Thornton’s principal occupation and other directorships during the past five years are as follows:

Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries); member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products).

(3)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-B-0720D 1316911-INV-Y-09/21

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Preferred & Income Securities Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
July 31, 2020	$28,450	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

July 31, 2019	$27,900	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
July 31, 2020	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

July 31, 2019	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP ’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
July 31, 2020	$0	$0	$0	$0
July 31, 2019	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale and Carole E. Stone, Chair.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Spectrum Asset Management, Inc. (“Spectrum”, “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

Spectrum has adopted a Policy on Proxy Voting for Investment Advisory Clients (the “Voting Policy”), which provides that Spectrum aims to ensure that, when delegated proxy voting authority by a client, Spectrum act (1) solely in the interest of the client in providing for ultimate long-term stockholder value, and (2) without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Spectrum relies on the custodian bank to deliver proxies to Spectrum for voting.

Spectrum has selected Institutional Shareholder Services (“ISS”) to assist with Spectrum’s proxy voting responsibilities. Spectrum generally follows ISS standard proxy voting guidelines which embody the positions and factors Spectrum considers important in casting proxy votes. In connection with each proxy vote, ISS prepares a written analysis and recommendation based on its guidelines. In order to avoid any conflict of interest for ISS, the CCO will require ISS to deliver additional information or certify that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum also may obtain voting recommendations from two proxy voting services as an additional check on the independence of ISS’ voting recommendations.

Spectrum may, on any particular proxy vote, diverge from ISS’ guidelines or recommendations. In such a case, Spectrum’s Voting Policy requires that: (i) the requesting party document the reason for the request; (ii) the approval of the Chief Investment Officer; (iii) notification to appropriate compliance personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) a written record of the process.

When Spectrum determines not to follow ISS’ guidelines or recommendations, Spectrum classifies proxy voting issues into three broad categories: (1) Routine Administrative Items; (2) Special Interest Issues; and (3) Issues having the Potential for Significant Economic Impact, and casts proxy votes in accordance with the philosophy and decision guidelines developed for that category in the Voting Policy.

•

Routine Administrative Items. Spectrum is willing to defer to management on matters a routine administrative nature. Examples of issues on which Spectrum will normally defer to management’s recommendation include selection of auditors, increasing the authorized number of common shares and the election of unopposed directors.

•

Special Interest Issues. In general, Spectrum will abstain from voting on shareholder social, political, environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

•	Issues Having the Potential for Significant Economic Impact.

Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and value of its shares and believes such issues should be carefully analyzed and decided by shareholders. Examples of such issues are classification of board of directors’ cumulative voting and supermajority provisions, defensive strategies (e.g., greenmail prevention), business combinations and restructurings and executive and director compensation.

Conflicts of Interest. There may be a material conflict of interest when Spectrum votes, on behalf of a client, a proxy that is solicited by an affiliated person of Spectrum or another Spectrum client. To avoid such conflicts, Spectrum has established procedures under its Voting Policy to seek to ensure that voting decisions are based on a client’s best interests and are not the product of a material conflict. In addition to employee monitoring for potential conflicts, the CCO reviews Spectrum’s and its affiliates’ material business relationships and personal and financial relationships of senior personnel of Spectrum and its affiliates to monitor for conflicts of interest.

If a conflict of interest is identified, Spectrum considers both financial and non-financial materiality to determine if a conflict of interest is material. If a material conflict of interest is found to exist, the CCO discloses the conflict to affected clients and obtains consent from each client in the manner in which Spectrum proposed to vote.

Spectrum clients can obtain a copy of the Voting Policy or information on how Spectrum voted their proxies by calling Spectrum’s Compliance Department at (203) 322-0189.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”.) The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Spectrum Asset Management, Inc. (the “Sub-Adviser”), as sub-adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser.

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Manager”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

MARK A. LIEB - Mr. Lieb is the Founder, President and Chief Executive Officer of Spectrum. Prior to founding Spectrum in 1987, Mr. Lieb was a Founder, Director and Partner of DBL Preferred Management, Inc., a wholly owned corporate cash management subsidiary of Drexel Burnham Lambert, Inc. Mr. Lieb was instrumental in the formation and development of all aspects of DBL Preferred Management, Inc., including the daily management of preferred stock portfolios for institutional clients, hedging strategies, and marketing strategies. Mr. Lieb’s prior employment included the development of the preferred stock trading desk at Mosley Hallgarten & Estabrook. BA Economics, Central Connecticut State College; MBA Finance, University of Hartford.

L. PHILLIP JACOBY, IV - Mr. Jacoby is an Executive Director and Chief Investment Officer of Spectrum. Mr. Jacoby joined Spectrum in 1995 as a Portfolio Manager and most recently held the position of Managing Director and Senior Portfolio Manager until his appointment as CIO on January 1, 2010, following the planned retirement of his predecessor. Prior to joining Spectrum, Mr. Jacoby was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and co-manager of the preferred stock portfolio of its US Corporate Financing Division for six years. Mr. Jacoby began his career in 1981 with The Northern Trust Company, Chicago and then moved to Los Angeles to join E.F. Hutton & Co. as a Vice President and Institutional Salesman, Generalist Fixed Income Sales through most of the 1980s. BSBA Finance, Boston University School of Management.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of July 31, 2020, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
L. Phillip Jacoby, IV	Separately Managed Accounts	67	$7,300,000,000
	Pooled Accounts	9	$5,000,000,000
	Registered Investment Vehicles	8	$8,700,000,000
Mark A. Lieb	Separately Managed Accounts	66	$7,300,000,000
	Pooled Accounts	9	$5,000,000,000
	Registered Investment Vehicles	8	$8,700,000,000

* Assets are as of July 31, 2020. *One of the Pooled Accounts is subject to an advisory fee based on performance with a net asset value of approximately $11,000,000.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

There are no material conflicts of interest to report.

Item 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio managers’ compensation is as follows:

Spectrum Asset Management offers investment professionals a competitive compensation structure that is evaluated relative to other asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The incentive component is aligned with performance and goals of the firm. Salaries are established based on a benchmark of salary levels of relevant asset management firms, taking into account each portfolio manager’s position and responsibilities, experience, contribution to client servicing, compliance with firm and/or regulatory policies and procedures, work ethic, seniority and length of service, and contribution to the overall functioning of the organization. Spectrum attempts to award all compensation in a manner that promotes sound risk management principles. Base salaries are fixed, but are subject to periodic adjustments, usually on an annual basis.

The variable incentive is in the form of a discretionary bonus and may represent a significant proportion of an individual’s total annual compensation. Discretionary bonuses are determined quarterly and are based on a methodology used by senior management that takes into consideration several factors, including but not necessarily limited to those listed below:

•

Changes in overall firm assets under management, including those assets in the Fund. (Portfolio managers are not directly incentivized to increase assets (“AUM”), although they are indirectly compensated as a result of an increase in AUM)

•	Portfolio performance (on a pre-tax basis) relative to benchmarks measured annually.

•	Contribution to client servicing

•	Compliance with firm and/or regulatory policies and procedures

•	Work ethic

•	Seniority and length of service

•	Contribution to overall functioning of organization

Item 8(a)(4).	OWNERSHIP OF JPS SECURITIES AS OF JULY 31, 2020.

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
L. Phillip Jacoby, IV				x
Mark A. Lieb							x

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section  1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section  18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Preferred & Income Securities Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: October 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: October 7, 2020

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: October 7, 2020